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                                  FEBRUARY 28,

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                                    1 9 9 9

                               SEMI-ANNUAL REPORT
                              WEBS INDEX FUND, INC.

                              WEBS INDEX FUND, INC.

                             INVESTMENT ADVISER
                         BARCLAYS GLOBAL FUND ADVISORS

                                  ADMINISTRATOR
                                    PFPC INC.

                                   DISTRIBUTOR
                             FUNDS DISTRIBUTOR INC.

                                 TRANSFER AGENT
                                   PFPC INC.

                     CUSTODIAN AND SECURITIES LENDING AGENT
                            THE CHASE MANHATTAN BANK

                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------


Dear Shareholder:

     We are pleased to present the semi-annual report for WEBS Index Fund, Inc. covering the six month period September 1, 1998 through February 28, 1999. It contains important information about the performance of your investment, a management's discussion and analysis for each WEBS Index Series from the Fund's adviser, Barclays Global Fund Advisors, and important financial information.

     Each WEBS Index Series seeks to track the investment performance of a specific country's stock market, as measured by a Morgan Stanley Capital International (MSCI) country index. The Investment Advisor's discussion contains information about performance and tracking for each of the WEBS Index Series.

GROWTH ACTIVITY

     WEBS continue to gain favor with investors as an efficient way to invest in selected foreign equity markets. As of February 28, 1999 net assets of the seventeen WEBS Index Series have grown to $1.038 billion, representing a 39% increase since August 31, 1998 and a 44% increase from one year ago.

     As you know, the value of total net assets will fluctuate with the levels of the respective foreign equity markets. A better indicator of the attractiveness of WEBS is the number of shares outstanding. The total number of shares outstanding for all seventeen WEBS Index Series has increased by 13.5% in the six month period ended February 28, 1999 (from 87.9 million to 99.8 million). For the one year period ended February 28, 1999, the number of shares outstanding has increased by 55% (64.2 million shares vs. 99.8 million shares). The significant growth in assets and shares outstanding is confirmation that WEBS have become an international investment vehicle of choice for many investors.

INTERNATIONAL PERFORMANCE

     Many Asian markets suffered declines during early 1998. However, since August 1998, some of these Asian markets have experienced an upward trend. The performance of the Asian WEBS Index Series in the six month period ended February 28, 1999 reflected the increases in their respective markets. European markets experienced less robust appreciation during the six month period, and some declined, as the impact of the Asian recession and Russia's problems were realized. On the other hand, the Canadian and Mexican markets appreciated significantly over the six month period. There were a number of WEBS Index Series that produced positive total NAV returns, in U.S. dollar terms, for the six month period ended February 28, 1999. Some examples:

                                         Six Months Ended
     WEBS Index Series                  February 28, 1999
     -----------------                  -----------------
     Singapore (Free)                         77.8%
     Malaysia (Free)                          47.3%
     Hong Kong                                37.1%
     Australia                                25.0%
     France                                    9.2%
     Germany                                   2.3%

     Only the Austria WEBS Index Series had a negative return (5.7%) for the six month period. While past performance is not an indication of future performance, one can see that the six month period was rewarding for many investors.

SPECIAL NOTE WITH RESPECT TO MALAYSIA

     As you may know, on September 1, 1998, the Malaysian government imposed capital restrictions that prompted the Malaysia Series to suspend sales, and to discourage redemptions, of Creation Units. Since the imposition of these capital restrictions, the Fund has applied for, and received, regulatory relief from Bank Negara Malaysia, the Malaysian Central Bank. As a result of this relief, the Fund will honor requests, in proper form, for the redemption of Creation Units of the Malaysia Series only through the delivery of Malaysian ringgits to a redeeming investor's account at a duly licensed Malaysian financial institution. However, the Fund is continuing to suspend sales of Creation Units of the Malaysia Series until further notice.

     To review details of a Supplement to the Prospectus, dated February 17, 1999, as well as a number of press releases on this topic, please access the Fund's website at www.websontheweb.com. The pertinent information is under the heading "What's New". Alternatively, please call 1-800-810-9327 to speak to a Fund representative.

CONCLUSION

     The popularity of the seventeen WEBS Index Series continues to grow because investors like you understand that WEBS represent an easy, relatively inexpensive way to access any of seventeen different foreign stock markets.

     We thank you for your continued support and confidence in WEBS Index Fund, Inc. and hope you will continue to use the various WEBS Index Series in your portfolio.

     Sincerely,

     /s/ Nathan Most
     ---------------------------------
     Nathan Most
     Chairman and President
     WEBS Index Fund, Inc.

                                       1

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--------------------------------------------------------------------------------

Introduction

     Barclays Global Fund Advisors is the Investment Advisor for WEBS Index Fund, Inc. Each WEBS Index Series holds a representative sample of the underlying securities in a corresponding MSCI Index (using the analytic technique known as "portfolio sampling" discussed below), as opposed to full replication of the corresponding MSCI Index. In addition, certain WEBS Index Series may invest to a limited extent in securities that are not in the relevant benchmark index.

     Key market conditions

     Although the key market conditions summaries for each WEBS Index Series address certain specific issues affecting economic performance in the various national markets, there are some broad worldwide events affecting performance that should be considered at the outset. The recession that began in Asia in October 1997 continued to exert a negative presence in global economies throughout 1998 and into 1999. Additionally, severe economic problems in Russia in July and August of 1998 precipitated considerable volatility in global markets. The Brazilian currency devaluation followed in January, adding further worry about the state of a number of emerging market economies and the implications for global growth. And finally, fears over inflation and interest rates in the U.S. took center stage in February and fueled bearish sentiment throughout global markets. At the same time, a number of positive factors such as declining interest rates in Europe, overall stabilization in emerging market economies, and continued confidence in the U.S. had a positive influence on securities markets, with the result that many achieved healthy gains over the course of the six-month period ending February 28, 1999.

     Performance factors

     When examining the performance numbers of each WEBS Index Series, remember that expenses are incurred by the WEBS Index Series, and that such expenses impact performance. This is in contrast to the corresponding MSCI Indices that do not bear any expenses.

     In addition, the performance of each WEBS Index Series may also vary positively or negatively from that of its corresponding MSCI Index during any period due to portfolio sampling, revenue differential and the impact of uninvested assets.

     Portfolio sampling is a highly disciplined approach to creating a portfolio. Its goal is to capture index returns through investment in a subset of the stocks in an index. The portfolios are designed to reflect the market's size and industry profiles accurately. No attempt is made to actively manage the WEBS Index Series using economic or market analysis or to hedge foreign exchange risk. Because of portfolio sampling, the composition of each WEBS Index Series varies from that of its benchmark index. This will normally cause a WEBS Index Series' performance to vary positively or negatively from that of its benchmark during any period.

     A number of regulatory constraints adversely impact the Investment Advisor's ability to create optimal portfolios of certain WEBS Index Series through the use of portfolio sampling. As a result, portfolio returns can vary significantly from what they would have been but for the constraints. The principal regulatory constraints that affect Fund performance are tax-related, and are referred to as the Single Issuer Rule and the 5/50 Rule.

     The Single Issuer Rule, which is a quarterly test, generally requires that no issuer in a portfolio can have a weight of greater than 25%. This constraint applies to all share classes of an issuer. In Mexico, for example, Telefonos de Mexico has two share classes (A and L shares) which have a collective weighting in the MSCI Mexico Index of 31.30%. As a result of the Single Issuer Rule, the portfolio cannot hold any combination of the two share classes above 25%.

     The 5/50 Rule, which is also a quarterly test, generally prohibits a WEBS Index Series, with respect to 50% of the value of its total assets, from having more than 5% of the value of its total assets invested in the securities of any one issuer. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all of the stocks with weightings of 5% or greater in the MSCI Switzerland Index is

                                       2


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89%. In such situations, a WEBS Index Series must be underweight in some stocks relative to the benchmark, and therefore overweight in others, in order to comply with the Rule.

     Another factor that causes performance of WEBS Index Series to differ from that of their respective benchmarks is "revenue differential." The dividend revenues received by the WEBS Index Series differ from those of the benchmark MSCI Indices in both amount (principally as a result of the portfolio sampling techniques described above) and timing. The WEBS Index Series record dividend revenues on the "ex" dates of the underlying stocks while the MSCI Indices assume the monthly dividend revenue is equal to 1/12th of the previous 12 months' dividends. In addition, unlike the MSCI Indices, each of the WEBS Index Series receives interest on the cash which is invested in short-term investment vehicles but is not invested in the benchmark securities and, in the case of most WEBS Index Series, revenues from the lending of portfolio securities.

     Finally, uninvested assets of a WEBS Index Series affects performance relative to the benchmark MSCI Indices. Cash and deferred organizational expenses are the principal "unequitized" assets of the WEBS Index Series. In contrast, the MSCI Indices assume a 100% investment in the underlying stocks and thus do not reflect any "unequitized" assets. The effect of uninvested assets (referred to herein as "cash drag") will tend to cause each WEBS Index Series to outperform its benchmark in falling markets and underperform the benchmark in rising markets.

                                       3

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PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
-------------------------------------------------------------------------------

Australia

     Performance Review

     The total return of the Australia WEBS Index Series (the "Australia Series") was 24.99% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 26.02% over the same time period.

     Significant Performance Factors

     The Australia Series underperformed the benchmark by 1.03% during this period as a result of portfolio sampling, revenue differential and expenses. Of those three factors, expenses had the most significant impact on performance, accounting for almost half of the under-performance.

     Underperformance as a result of portfolio sampling was largely the result of compliance with the 5/50 Rule. As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. In the case of the Australia Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries. On February 28, 1999, the sum of all the weightings of 5% or greater in the MSCI Australia Index was 56%. As a result, the Australia Series was overweighted in several of the poorly performing sectors such as insurance (-12.51% for the period) and underweighted in the telecommunications sector, one of the market's top performers (40.48% for the period).

     Key Market Conditions

     The Australian stock market was finally able to shake off some of the fallout from the Asian turmoil to enjoy solid returns in the six months ended February 28, 1999. Following several months of volatility early in the period, the market commenced its strongly upward path in mid-October, largely reflecting a steadily improving world economic outlook and solid performances in many global equity markets.

     The local market was also boosted by positive economic data such as a strong economic growth rate, falling unemployment and low inflation figures. Corporate earnings continued to improve, culminating in a positive business confidence level not seen in nearly a decade.

     Within the market, there was a wide spectrum of returns. Health and personal care, telecommunications and tourism were among the strongest performers. Notable underperformers included insurance and food and household products. Meanwhile, the slump in the resources sector has now lasted nearly three years.


          Comparison of Change in Value of a $10,000 Investment in the Australia WEBS Index Series vs. the MSCI Australia Index


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


                                WEBS Index      MSCI Index
                03/12/96        10000           10000
                05/31/96        10523           10588
                08/31/96        10388           10383
                11/30/96        11238           11232
                02/28/97        11048           11054
                05/31/97        11545           11519
                08/31/97        11035           10990
                11/30/97        9862            9750
                02/28/98        10799           10880
                05/31/98        10058           10132
                08/31/98        8486            8724
                11/30/98        10435           10722
                02/28/99        10607           10994



                           Average Annual Total Return

                                        One           Since
                                        Year         Inception
                                     ----------      ---------
Australia WEBS Index Series            (1.78)%         2.00%
MSCI Australia Index                    1.05%          3.24%


------------------
* The chart assumes a hypothetical $10,000 initial investment in the Australia WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
                                       4

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
-------------------------------------------------------------------------------
Austria

     Performance Review

     The total return of the Austria WEBS Index Series (the "Austria Series") was -5.74% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned -3.87% over the same time period.

     Significant Performance Factors

     The Austria Series underperformed the benchmark by 1.87% during this period primarily as a result of portfolio sampling. The effect of expenses also had a negative impact on performance. As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize the portfolio of a WEBS Index Series. In the case of the Austria Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries, and resulted in other industries being overweight. It is important to note that the sum of the weightings of 5% or greater in the MSCI Austria Index at February 28, 1999 was 76%. As a result, the Austria Series was underweighted in beverages and tobacco, which returned 13.84% for the six-month period. The remaining weight had to be reallocated to other industries, resulting in an overweighting of the poorly performing construction and housing sector (which lost 20.86% during the period) and miscellaneous materials sector (down 13.95%).

     Key Market Conditions

     The Austrian stockmarket experienced comparatively dismal performance over the six-month period relative to other European markets. At the crux of the disappointment lies Austria's ill-fated attempt at positioning itself as the gateway to Eastern Europe. As a result, many investors sold Austrian shares in favor of those of more Western-like markets. Among the Austrian industries most impacted by Russia's financial turmoil were industrial and banking stocks. Bank of Austria's losses in the Russian T-bill and forwards markets, in particular, caused a heavy blow to the most heavily weighted stock in the Index. More recently, however, the Bank of Austria has seen its share price soar on the back of Goldman Sachs' decision to include it in their model bank portfolio.

     Despite an uptick in the market since its early October trough, performance appears to have been driven by external developments rather than domestic events. U.S. gross domestic product (GDP) data, European rate cuts, and merger activity in the European financial sector contributed to positive sentiment, while concerns over financial conditions in Brazil and China inflicted further volatility.

          Comparison of Change in Value of a $10,000 Investment in the Austria Webs Index Series vs. the MSCI Austria Index

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        10577   10866
                08/31/96        9661    10073
                11/30/96        9569    10080
                02/28/97        9401    9848
                05/31/97        9782    10062
                08/31/97        9764    9928
                11/03/97        9373    9713
                02/28/98        10535   11513
                05/31/98        12532   13875
                08/31/98        9975    10770
                11/30/98        9442    10268
                02/28/99        9403    10353

                           Average Annual Total Return

                                         One           Since
                                        Year         Inception
                                     ----------      ---------
Austria Webs Index Series              (10.75)%       (2.05)%
MSCI Austria Index                     (10.08)%        1.17%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Austria WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
-------------------------------------------------------------------------------
Belgium

     Performance Review

     The total return of the Belgium WEBS Index Series (the "Belgium Series") was 4.73% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 11.36% over the same time period.

     Significant Performance Factors

     The Belgium Series underperformed the benchmark by 6.63% during this period for three reasons: portfolio sampling, the impact of expenses and cash drag. Of those three factors, portfolio sampling had the most significant impact on performance, accounting for almost 90% of the underperformance.

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. In the case of the Belgium Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries. It is important to note that the sum of weightings of 5% or greater in the MSCI Belgium Index at February 28, 1999 was 79%. In such circumstances, a number of large-cap stocks in the Belgium Series' portfolio were significantly underweighted relative to the benchmark. This resulted in the Belgium Series being overweighted in several of the poorly performing sectors of the market such as electronic components (down 30.20% for the six-month period), industrial components (down 37.14%), metals-non ferrous (down 35.28%), miscellaneous materials (down 17.53%) and transportation (down 43.03%). While these sectors contributed to the divergence in returns relative to the benchmark index, their combined weight as represented in the Index is only 6%. On the large-cap side, the Belgium Series was forced to underweight a number of industries, including utilities and insurance, which enjoyed returns of 22.46% and 23.69%, respectively, for the period.

     Key Market Conditions

     Fueled by merger and acquisition activity, the Belgian market rallied to end the six-month period with healthy gains. Several large companies led the way, including foreign takeover candidate Petrofina, Belgium's largest industrial stock and Generale de Banque, the country's largest bank, which is currently merging with Fortis, the Belgian-Dutch financial services group.

     Meanwhile, improving consumer confidence levels supported economic growth of 2.9% in 1998. Growth was attributed to an expansion in domestic demand rather than exports, which contributed negatively to growth for the first time in five years. Inflation remained low at around 1% per annum.

          Comparison of Change in Value of a $10,000 Investment in the Belgium WEBS Index Series vs. the MSCI Belgium Index

                                    [GRAPHIC]

              In the printed version of the document, a line graph
               appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        10288   10237
                08/31/96        10501   10496
                11/30/96        10915   11107
                02/28/97        11204   11595
                05/31/97        11877   12172
                08/31/97        11474   11662
                11/30/97        12002   12385
                02/28/98        13161   13768
                05/31/98        15831   16912
                08/31/98        15996   17633
                11/30/98        16952   19087
                02/28/99        16752   19637

                           Average Annual Total Return

                                         One           Since
                                        Year         Inception
                                     ----------      ---------
Belgium WEBS Index Series              27.29%         18.98%
MSCI Belgium Index                     42.63%         25.51%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Belgium WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Canada

     Performance Review

     The total return of the Canada WEBS Index Series (the "Canada Series") was 20.78% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 20.91% over the same time period.

     Significant Performance Factors

     The Canada Series underperformed the benchmark by 0.13% as the positive effects of portfolio sampling and revenue differential were more than offset by the impact of expenses and cash drag.

     The difference in returns as a result of security sampling was attributed to the Canada Series' underweighted position in telecommunications, which underperformed on a relative basis in the six-month period, returning 12.35%.

     Key Market Conditions

     For the past year and a half, the Canadian economy has been the victim of a series of external shocks. External balances were weakened directly through weaker export demand and indirectly through a marked fall in export prices as a result of the pronounced decline in commodity markets. With the bottoming out of commodity prices and improving trade activity, market sentiment gained strength in the fourth quarter of 1998 to finish the year with a strong rally, albeit off a low base. Evidence of economic strengthening, rising employment and a low rate of inflation provided additional support.

     Although the New Year rang in on renewed vigor, the market demonstrated that it is not free from events in emerging markets. The January devaluation of the Brazilian real, against the backdrop of a potential crisis in Latin America, garnered considerable market attention. And, as the implications for global growth were weighed, a temporary cloud was cast over the steadily stabilizing commodity markets. While direct effects from loss of trade with Latin American countries are limited, market concern centered on the implications of potentially weaker economic growth in the U.S., Canada's largest trading partner. Once initial fears had subsided, the market recovered somewhat only to end the six-month period on a down note, largely as a result of a change in investor sentiment toward interest rates in the U.S..

     The outlook for corporate earnings weakened in February. It was reinforced by a dip in the competitiveness of Canadian companies, reflecting a recovery in the value of the Canadian dollar in January after the steep decline of last year. With inflation falling faster than nominal interest rates, real cash yields have also risen, implying another drag on future market performance.

          Comparison of Change in Value of a $10,000 Investment in the Canada WEBS Index Series vs. the MSCI Canada Index

                                    [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        10639   10682
                08/31/96        10463   10521
                11/30/96        12546   12652
                02/28/97        12569   12713
                05/31/97        13183   13389
                08/31/97        13445   13745
                11/30/97        13165   13438
                02/28/98        14322   14679
                05/31/98        15157   15668
                08/31/98        10529   10921
                11/30/98        12454   12790
                02/28/99        12717   13205

                           Average Annual Total Return

                                         One           Since
                                        Year         Inception
                                     ----------      ---------
Canada WEBS Index Series              (11.14)%         8.43%
MSCI Canada Index                     (10.04)%         9.81%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Canada WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

France

     Performance Review

     The total return of the France WEBS Index Series (the "France Series") was 9.20% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 9.72% over the same time period.

     Significant Performance Factors

     The France Series underperformed the benchmark by .52% during this period as a result of expenses and security sampling, while revenue differential contributed positively to performance.

     Key Market Conditions

     Paradoxically, while European Economic and Monetary Union (EMU) has brought member countries closer together economically and monetarily, their markets have rarely been as divergent as they are now. Equally interesting is the influence Wall Street continues to exert on the European markets, particularly noticeable in February's return to market volatility. In the midst of this, France, for one, has performed better than many analysts had expected.

     France has had several things going for it. Consumer confidence remains very strong, as does consumer demand; French household consumption grew by nearly 4.5% in 1998, GDP grew to 3.2% -- its highest rate this decade. This strong growth rate persuaded companies to hire employees, pushing the unemployment rate lower and boosting spending rates.

     Moreover, the liquidity effect that was created by lower interest rates made necessary by the introduction of the euro has directed cash flow into equities. Additionally, fourth-quarter 1998 reported earnings, particularly by banks, were stronger than expected. In fact, the French banking sector achieved the best one-year performance relative to the MSCI Europe Index among European banks, with the exception of Ireland and Spain. An improving domestic economy and regulatory environment, which has facilitated merger activity, appear to be the basis of this outperformance.

          Comparison of Change in Value of a $10,000 Investment in the France WEBS Index Series vs. the MSCI France Index

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        10668   10701
                08/31/96        10495   10371
                11/30/96        11855   11766
                02/28/97        12177   12210
                05/31/97        11921   11975
                08/31/97        12237   12194
                11/30/97        12878   12848
                02/28/98        14880   14933
                05/31/98        17881   18027
                08/31/98        16492   16500
                11/30/98        18001   18079
                02/28/99        18010   18103

                           Average Annual Total Return

                                         One           Since
                                        Year         Inception
                                     ----------      ---------
France WEBS Index Series               21.04%         21.91%
MSCI France Index                      21.23%         22.12%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the France WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Germany

     Performance Review

     The total return of the Germany WEBS Index Series (the "Germany Series") was 2.31% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 3.36% over the same time period.

     Significant Performance Factors

     The Germany Series underperformed the benchmark by 1.05% during this period as a result of portfolio sampling and expenses, which more than offset the positive effect of revenue differential. Of those factors, portfolio sampling was by far the most significant cause of the underperformance. In particular, the Germany Series' overweighted position in the poorly performing building and materials sector (down 36.28% for the six-month period) caused returns to lag the Index. Additionally, the Germany Series' overweighted position in insurance (up 1.83%) contributed to the divergence. In this case, the disparity in weightings as compared to the MSCI Index was not due to regulatory constraints on optimization, but rather the result of the specific securities selected by the Investment Advisor's optimizer.

     Key Market Conditions

     Caught between conflict and uncertainty, the German market lagged behind most of Europe through most of the six-month period. While other European Economic and Monetary Union (EMU) members benefited from the narrowing of the spread between their respective interest rates and German rates in the approach to EMU, the already relatively lower German rates prevented Germany from enjoying the same gains. Moreover, the underlying situation in Germany has been far from ideal with high wage settlements, political disputes, deflationary concerns in Europe, and rising fears over inflation and interest rates in the U.S. taking center stage. Germany is also more export dependant than the other EMU members, which has exerted a negative drag on the economy during the recent weakness in European trade. Anxieties were highlighted by a 0.4% decline in Germany's economy in the fourth quarter, double-digit unemployment and a slump in industrial production across EMU countries.

     On the other hand, in spite of considerable market volatility, 1998 was a year of record liquidity as healthy market activity was driven by increased investor appetite for stocks. Both domestic and foreign investors invested a higher volume in equity funds. For German households, accustomed to investing in bond markets, stocks became a more significant investment vehicle. Meanwhile foreign investors invested nearly five times as much in German equities in 1998 as in 1997. Against this background, the number of new issues broke a new record.
          Comparison of Change in Value of a $10,000 Investment in the Germany WEBS Index Series vs. the MSCI Germany Index

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        9955    9984
                08/31/96        10399   10451
                11/30/96        10918   11034
                02/28/97        11291   11476
                05/31/97        12176   12376
                08/31/97        12533   12778
                11/30/97        12948   13240
                02/28/98        14661   15107
                05/31/98        17635   17924
                08/31/98        15752   16102
                11/30/98        16888   17413
                02/28/99        16117   16643

                           Average Annual Total Return

                                         One           Since
                                        Year         Inception
                                     ----------      ---------
Germany WEBS Index Series               9.93%         17.43%
MSCI Germany Index                     10.17%         18.71%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Germany WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
                                        9

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

Hong Kong

     Performance Review

     The total return of the Hong Kong WEBS Index Series (the "Hong Kong Series") was 37.06% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 43.44% over the same time period.

     Significant Performance Factors

     The Hong Kong Series underperformed the benchmark by 6.38% during this period as a result of portfolio sampling, revenue differential and expenses. Of those three factors, portfolio sampling had by far the most significant impact on performance.

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize the portfolio of a WEBS Index Series. In the case of the Hong Kong Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries. It is important to note that the sum of all of the weightings of over 5% in the MSCI Hong Kong Index was 74% at February 28, 1999. As a result, the Series was overweighted in several of the poorly performing sectors such as miscellaneous materials (down 2.14% for the six-month period) and underweighted in the multi-industry sector, which enjoyed strong gains in the period (up 39.02%). On the other hand, several sectors in which the Hong Kong Series was overweighted relative to the benchmark such as real estate (up 66.14%) contributed positively to its performance.

     Key Market Conditions

     The Hong Kong government invested U.S. $15 billion into stocks in August and made itself the largest or second largest minority shareholder in every one of the Hang Seng Index's 33 stocks. Combined with five consecutive cuts in interest rates since September, the market rallied its way to the New Year.

     As the euphoria that accompanied the rate cuts began to fade and investor caution set in, the Hong Kong market began 1999 on a down note. The market wanted deeper interest rate cuts to help turn around an economy that shrank 7.1% in the third quarter. At that point, the Brazilian crisis commenced, resulting in renewed concerns that China would devalue its currency. Fears focused on the state of China's banking sector and bad debt, estimated at approximately 25% of outstanding loans. A devaluation of China's currency would put pressure on the Hong Kong-U.S. dollar peg and thus limit the scope for interest rate cuts. Moreover, perceptions of China are clearly worsening among international investors. This is likely to impact Hong Kong via the earnings impact of companies exposed to China, and through the weakness in China-related shares in the Hong Kong markets

     The underlying reality has been that rising unemployment (which set a record high of 5.8% in December), lackluster domestic consumption and poor investment have yet to reverse. Banking stocks, which had previously performed well, led the decline in the equity market in January on interest rate fears and negative sentiment following the bankruptcy of China's second largest finance company, the Guangdong International Trust & Investment Corp.

          Comparison of Change in Value of a $10,000 Investment in the Hong Kong WEBS Index Series vs. the MSCI Hong Kong Index


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        10826   10817
                08/31/96        10322   10415
                11/30/96        12418   12543
                02/28/97        11868   12190
                05/31/97        12609   13030
                08/31/97        12159   12645
                11/30/97        9006    9437
                02/28/98        9197    9871
                05/31/98        6881    7465
                08/31/98        5567    6108
                11/30/98        8398    9459
                02/28/99        7630    8761



                           Average Annual Total Return

                                         One           Since
                                        Year         Inception
                                     ----------      ---------
Hong Kong WEBS Index Series           (17.05)%         (8.71)%
MSCI Hong Kong Index                  (11.24)%         (4.36)%


------------------
* The chart assumes a hypothetical $10,000 initial investment in the Hong Kong WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Italy

     Performance Review

     The total return of the Italy WEBS Index Series (the "Italy Series") was 12.44% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 13.26% over the same time period.

     Significant Performance Factors

     The Italy Series underperformed the benchmark by .82% during this period for three reasons: security sampling, the impact of expenses and revenue differential. Of those three factors, security sampling had the most significant impact on performance.

     In particular, the disparity in returns was a result of performance of specific securities in the insurance sector selected by the Investment Advisor's optimizer.

     Key Market Conditions

     Driven by euphoria in the run up to European Economic and Monetary Union and the narrowing of Italian interest rates to core German levels, the Italian market turned in a respectable performance for the six-month period -- but not without volatility.

     From late August to mid-October, a downward slide took hold largely as a reaction to the financial difficulties in Russia. Then, a modest recovery in the market was fueled by enthusiasm over gains in the telecommunications sector, merger activity in financial services, deregulation in the utilities industry and a spate of initial placement offers (IPOs) coming to market, only to lose ground again in February. The February correction was precipitated by concerns over a strengthening U.S. economy and the potential for an uptick in inflation. Toward the end of the month, the market resumed its advance, boosted by the euro's weakness, which has bode well for earnings upgrades.

     On the economic front, hopes of a strengthening economy have been put on hold. After years of fiscal tightening and lower interest rates, the stabilization of public finances that was to spur economic growth is not yet imminent -- a decline in world trade is viewed as the main culprit. Estimates indicate real 1998 GDP growth was 1.3% -- a rate below its projected level and down slightly from 1.5% in 1997.

          Comparison of Change in Value of a $10,000 Investment in the Italy WEBS Index Series vs. the MSCI Italy Index

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        11226   11207
                08/31/96        10411   10333
                11/30/96        11272   11205
                02/28/97        11151   11102
                05/31/97        11438   11408
                08/31/97        12845   12862
                11/30/97        14256   14173
                02/28/98        17250   17297
                05/31/98        21242   21319
                08/31/98        18968   19129
                11/30/98        21255   21444
                02/28/99        21328   21666

                           Average Annual Total Return

                                         One           Since
                                        Year         Inception
                                     ----------      ---------
Italy WEBS Index Series                23.63%         29.05%
MSCI Italy Index                       25.26%         29.74%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Italy WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
   MSCI Index is unmanaged, does not incur expenses and is not available for investment.
                                       11

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
-------------------------------------------------------------------------------
Japan

     Performance Review

     The total return of the Japan WEBS Index Series (the "Japan Series") was 20.86% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 21.54% over the same time period.

     Significant Performance Factors

     The Japan Series underperformed the benchmark by .68% during this period primarily as a result of the impact of expenses and revenue differential. Expenses accounted for .47% of the underperformance.

     Key Market Conditions

     Japan has been trying to inflate its economy for the last five years with a series of fiscal spending programs and a policy of monetary ease that has taken interest rates down close to zero. Because of a conflict between its long and short-term fiscal objectives, budgetary policy has been ambivalent and has not had the effect of boosting overall spending in a sustained way. More recently, the Government's attempts at spending its way out of recession prompted fears that the prospect of a massive issuance of debt would not be absorbed by the market, driving interest rates to double to more than 2%. This doubling in bond yields together with a tremendous appreciation in the yen against the U.S. dollar since the autumn effectively tightened monetary policy and prompted fears that corporate profits, particularly in the financial sector, would suffer. Interest rates retrenched in mid-February as the central bank lowered its short-term rates, providing some renewed support for equity values and a basis for possible economic strengthening if the economy advances from the low levels it reached at the end of last year.

     Against this background, the market demonstrated significant volatility over the six-month period as bad news vied with good for investor attention. Company announcements that painted a dreary picture of the economy were often accompanied by announcements of restructuring plans. And news that firms were unwinding cross-holdings cheered the market until concerns about the effects of an increase in equity supply took hold. Meanwhile banking stocks were some of the better performers over the period, driven by substantial merger activity.

          Comparison of Change in Value of a $10,000 Investment in the Japan WEBS Index Series vs. the MSCI Japan Index

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        10548   10596
                08/31/96        9689    9720
                11/30/96        9527    9561
                02/28/97        8060    8117
                05/31/97        8959    9033
                08/31/97        8529    8596
                11/30/97        7169    7206
                02/28/98        7366    7438
                05/31/98        6453    6525
                08/31/98        5682    5785
                11/30/98        6752    6871
                02/28/99        6867    7031

                            Average Annual Total Return

                                         One           Since
                                        Year         Inception
                                     ----------      ---------
Japan WEBS Index Series                 (6.77)%       (11.89)%
MSCI Japan Index                        (5.48)%       (11.19)%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Japan WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
   MSCI Index is unmanaged, does not incur expenses and is not available for investment.
                                       12

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Malaysia (Free)

     Performance Review

     The total return of the Malaysia (Free) WEBS Index Series (the "Malaysia Series") was 47.30% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 72.07% over the same time period.

     Significant Performance Factors

     In a difficult environment, the Malaysia Series underperformed the benchmark by a considerable 24.77%. The underperformance was principally the result of the Malaysia Series using a different exchange rate in computing its net asset value than MSCI used in computing the benchmark index. Portfolio sampling and, to a much lesser extent, the impact of expenses and cash drag also contributed to the underperformance.

     The challenges and issues confronting the Malaysia Series included the Malaysian Government's imposition, on September 1, 1998, of comprehensive capital controls and the use by the Malaysia Series of a significantly different exchange rate than that used by MSCI in computing the MSCI Malaysia (Free) Index.

     The Malaysia Series and MSCI used the same exchange rates to value the Malaysian ringgit (4.19 ringgits per U.S. dollar) at August 31, 1998. However, on February 26, 1999, MSCI changed the value it uses to calculate index returns to 4.47 ringgits per U.S. dollar, while the Malaysia Series used 5.07. This difference in exchange rates resulted in the Malaysia Series underperforming the benchmark by approximately 18% in the period.

     Most of the remaining underperformance resulted from portfolio sampling. One of the effects of the Malaysian capital controls was to eliminate securities lending. At the time the controls were imposed, the Malaysia Series had a considerable portion of its portfolio on loan. In many cases, the U.S. dollar value of loaned securities was paid to the Malaysia Series in lieu of delivery of the securities themselves. In light of the environment, it was determined that it would be prudent to maintain a significant cash reserve so that the Malaysia Series would be able to pay future expenses and to make distributions to shareholders, including the special distribution of $.1763 per share paid on November 13, 1998. This led to a significant underweighting of certain large-cap stocks during part of the six-month period. As a result, at a critical time the Malaysia Series was severely underweighted in a number of stocks that performed well during the period, and overweighted in several sectors that underperformed such as the food and household industry, which appreciated by only 12.62% during the period, adversely affecting performance against the benchmark. Although the Malaysia Series had a significant cash position for most of the six-month period, (cash accounted for 5.63% of net assets at February 28, 1999), cash drag had only a minor (-0.18%) effect on performance in the period.

     Key Market Conditions

     Following a one-and-a half year descent, the market turned around in September to enjoy exceptionally strong gains up to the last few weeks of January. Since the implementation of capital controls in September 1998 that were to lock in foreign investors until September 1999, liquidity increased dramatically and provided considerable support to the market. Additionally, the government slashed interest rates over the last four months of the year, providing further stimulus. These actions, coupled with exchange rate stability and stepped-up fiscal spending, led to a slight revival of consumer confidence. More recently, however, some weakness prevailed in the market as uncertainty set in over recent elections and the introduction of a new exit tax that superseded the lock-in capital controls in place since September 1, 1998 and prompted foreign selling. In general, the market has seen relatively low volumes of trading activity since September 1998.

     Meanwhile, the real economy remains weak. The large current-account surplus (estimated at 13% of GDP in 1998) reflects falling domestic demand rather than rising exports, despite modest real export growth over the last several months of 1998. Restructuring continues to proceed slowly, with controls delaying structural reform. Only in the banking sector have reforms moved ahead.

     Another critical factor underpinning investor sentiment was Malaysia's loss of benchmark status. In September, Malaysia was removed from the MSCI Europe, Australasia and Far East (EAFE) Index and in November it was removed from the MSCI Emerging Markets Index.

          Comparison of Change in Value of a $10,000 Investment in the Malaysia (Free) WEBS Index Series vs. the MSCI Malaysia (Free) Index

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        10548   10596
                08/31/96        9689    9720
                11/30/96        9527    9561
                02/28/97        8060    8117
                05/31/97        8959    9033
                08/31/97        8529    8596
                11/30/97        7169    7206
                02/28/98        7366    7438
                05/31/98        6453    6525
                08/31/98        5682    5785
                11/30/98        6752    6871
                02/28/99        6867    7031

                           Average Annual Total Return

                                            One           Since
                                           Year         Inception
                                        ----------      ---------
Malaysia (Free) WEBS Index Series        (50.22)%       (37.91)%
MSCI Malaysia (Free) Index               (41.68)%       (34.46)%
------------------
*  The chart assumes a hypothetical $10,000 initial investment in the Malaysia
   (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

Mexico (Free)

     Performance Review

     The total return of the Mexico (Free) WEBS Index Series (the "Mexico Series") was 38.38% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 42.71% over the same time period.

     Significant Performance Factors

     The Mexico Series underperformed the benchmark by 4.33% during this period as a result of portfolio sampling, expenses and cash drag. Of those three factors, portfolio sampling had the most significant impact on performance, accounting for most of the underperformance.

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. In the case of the Mexico Series, both the 5/50 and the Single Issuer rules constrain the Investment Advisor's ability to optimize the portfolio. It is important to note that the sum of all the weightings of 5% or greater in the MSCI Mexico (Free) Index at February 28, 1999 was 79%. In addition, Telefonos de Mexico A and L shares combined had a 31.30% weighting in the benchmark on such date. The Investment Advisor must, therefore, underweight the Telefonos de Mexico securities because of the Single Issuer Rule. As a result of the Single Issuer and 5/50 rules, the Investment Advisor had to reallocate the Mexico Series' weight in favor of smaller-cap stocks, causing it to be overweighted in several of the poorer-performing sectors such as construction and housing (down 13.21% in the period). The Mexico Series' underperformance due to exposure to beverages & tobacco (up 19.40%) and multi-industry (up 20.13%), however, was a result of specific issues held by the Mexico Series in those sectors rather than the sectors themselves. On the large-cap side, the Mexico Series was forced by the Single Issuer Rule to underweight telecommunications, which enjoyed returns of 50.36% for the period.

     Key Market Conditions

     The Mexican market, the clear leader in Latin America during the six-month period, has soared since the Brazilian devaluation in January, and has now surpassed Brazil as the largest market in the region. Mexico has succeeded in decoupling itself from the regional turmoil given its strong ties to the U.S. and improving Mexican fundamentals following the market's nearly 40% collapse in 1998.

     The rebound in the Mexican market reflects renewed confidence in Mexico's growth prospects combined with positive news on inflation. Improved inflationary expectations have allowed interest rates to decline and the peso to stabilize.

     Mexico is also only one of two countries in the region, the other being Colombia, which has seen earnings expectations increase in the last several months. A robust U.S. economy has largely supported Mexican corporate earnings through increased trade activity; Mexico's exports to the U.S. account for around 85% of its total exports.

     More recently, a turnaround in oil prices in response to supply cuts, a re-evaluation of global demand and inventories for 1998, and a surging U.S. economy has provided additional support to the market via improved government fiscal accounts.

          Comparison of Change in Value of a $10,000 Investment in the Mexico (Free) WEBS Index Series vs. the MSCI Mexico (Free) Index


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        11618   11617
                08/31/96        11592   11736
                11/30/96        11311   11489
                02/28/97        12820   13254
                05/31/97        13283   13818
                08/31/97        15675   16321
                11/30/97        15892   16774
                02/28/98        15311   16136
                05/31/98        14107   15033
                08/31/98        8750    9159
                11/30/98        10724   11469
                02/28/99        12108   13071

                           Average Annual Total Return

                                      One Year     Since Inception
                                     ----------    ---------------
Mexico (Free) WEBS Index Series       (20.93)%          6.65%
MSCI Mexico (Free) Index              (18.99)%          9.44%

------------------
*  The chart assumes a hypothetical $10,000 initial investment in the Mexico
   (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
-------------------------------------------------------------------------------

Netherlands

     Performance Review

     The total return of the Netherlands WEBS Index Series (the "Netherlands Series") was 1.45% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 4.45% over the same time period.

     Significant Performance Factors

     The Netherlands Series underperformed the benchmark by 3.00% during this period as a result of portfolio sampling, revenue differential and expenses. Of those three factors, portfolio sampling had the most significant impact on performance, accounting for approximately two-thirds of the underperformance.

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series portfolio. In the case of the Netherlands Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries. It is important to note that the sum of all of the weightings of 5% or greater in the MSCI Netherlands Index at February 28, 1999, was 82%. As a result, the Investment Advisor had to reallocate the weight of several large-cap stocks in the benchmark in favor of smaller-cap stocks, causing the Netherlands Series to be overweighted in several of the poorly performing sectors such as construction (down 34.77% for the period) and data processing and reproduction (down 25.22%). Additionally, certain securities held by the Netherlands Series, notably in the business and public services sectors, underperformed the securities in the same industry in the benchmark, and this contributed to relative underperformance.

     Key Market Conditions

     The Dutch economy, dragged down by weaker export demand and slowing investment growth, could no longer maintain its distinction as being stronger than the European average in the six-month period.

     Weak corporate earnings were the key focus in the Dutch market over the period, reflecting the slowdown in economic activity and the challenges presented by exposure to emerging markets, the slowdown in European demand and a difficult pricing environment. Some stability in corporate earnings expectations, however, is becoming apparent as a result of a weak euro, providing some improvement in investor sentiment.

     Growth and defensive sectors outperformed in this difficult economic environment, with telecommunications and technology enjoying strong gains. Similarly, the insurance and retail sectors have been buoyed by the recent wave of merger and acquisition speculation. While cross-border mergers have been relatively few in numbers, the potential for further consolidation is believed to exist.


          Comparison of Change in Value of a $10,000 Investment in the Netherlands WEBS Index Series vs. the MSCI Netherlands Index


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        11113   10941
                08/31/96        11118   10974
                11/30/96        12259   12255
                02/28/97        12934   12949
                05/31/97        13825   13960
                08/31/97        14237   14680
                11/30/97        14728   15146
                02/28/98        16811   17273
                05/31/98        18985   19399
                08/31/98        16716   16824
                11/30/98        17306   17619
                02/28/99        16952   17573


                           Average Annual Total Return

                                            One           Since
                                           Year         Inception
                                        ----------      ---------
Netherlands Webs Index Series              0.88%         19.46%
MSCI Netherlands Index                     1.74%         20.91%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Netherlands WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

Singapore (Free)

     Performance Review

     The total return of the Singapore (Free) WEBS Index Series (the "Singapore Series") was 77.84% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 68.81% over the same time period.

     Significant Performance Factors

     The Singapore Series outperformed the benchmark by 9.03% during this period as a result of portfolio sampling. While the impact of expenses and cash drag mitigated returns, portfolio sampling accounted for 10.04% of the outperformance.

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to track the MSCI Index. In the case of the Singapore Series, the 5/50 rule made it difficult to achieve index exposure to several key industries. It is important to note that sum of the weightings of 5% or greater in the MSCI Singapore (Free) Index at February 28, 1999 was 72%. As a result, the Investment Advisor had to reallocate the weight of several large-cap stocks in favor of smaller-cap stocks.

     The performance differential between the Singapore Series and the benchmark index was essentially driven by security-specific issues and not sector-related concerns. When viewed in the context of a very robust market, the total of the small misweights in the portfolio accounted for the wide divergence between the Singapore Series and benchmark index returns.

     Key Market Conditions

     After hitting a ten-year low in early September, the Singapore market began a powerful recovery that continued through mid-January. At this point the market readjusted to reflect the potential implications of Brazil's currency devaluation and a meltdown of the Latin American markets.

     The market's rebound since its September low can be attributed largely to a supportive interest rate environment; interest rates have been cut six times since September, falling from 7.5% to 5.0%. Against this background, banks and real estate companies performed exceptionally well and lifted the overall market higher because of their heavy representation in the Index. Positive changes on the regulatory front also contributed to higher ratings in the banking sector. Meanwhile, the property sector received a boost as demand increased due to sharp price cuts and falling interest rates.

     On the other hand, another index heavyweight -- the telecommunications sector -- performed poorly largely as a result of a slowdown in international traffic growth. International telecommunications traffic growth is highly correlated with GDP growth and has consequently suffered from the economic slowdown. The threat of increased competition in basic services also had a negative impact on companies' share prices.


          Comparison of Change in Value of a $10,000 Investment in the Singapore (Free) WEBS Index Series vs. the MSCI Singapore (Free) Index


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        9714    9692
                08/31/96        9327    9196
                11/30/96        9548    9358
                02/28/97        9720    9670
                05/31/97        9073    8986
                08/31/97        7137    6961
                11/30/97        6066    6223
                02/28/98        5687    5978
                05/31/98        4154    4382
                08/31/98        2763    3108
                11/30/98        5191    5517
                02/28/99        4914    5246



                           Average Annual Total Return

                                             One           Since
                                            Year         Inception
                                         ----------      ---------
Singapore (Free) WEBS Index Series        (13.59)%       (21.28)%
MSCI Singapore (Free) Index               (12.24)%       (19.52)%


------------------
*  The chart assumes a hypothetical $10,000 initial investment in the Singapore
   (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

Spain

     Performance Review

     The total return of the Spain WEBS Index Series (the "Spain Series") was 21.89% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 21.28% over the same time period.

     Significant Performance Factors

     The Spain Series outperformed the benchmark by .61% during this period primarily as a result of portfolio sampling and revenue differential. These factors more than offset the negative effect of expenses on performance. In general, Spanish companies tend to pay dividends in the second half of the Spain Series' fiscal year.

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize the portfolio of a WEBS Index Series. In the case of the Spain Series, the 5/50 Rule made it difficult to achieve index levels of exposure to several key industries, forcing the portfolio to underweight certain stocks and to overweight other stocks in different industries. It is important to note that, if all the benchmark index-stock weightings of over 5% were summed, their total weight would equal 72%. Although the industry weighting of the Spain Series differed from those of the benchmark in several respects, its overweighted position in insurance, which returned 51.72% over the six-month period, was the principal cause of the outperformance from portfolio sampling.

     Key Market Conditions

     The performance of the Spanish market exceeded European averages in the six-month period as key variables surpassed expectations. Among the factors fueling market optimism were a sharp reduction in interest rates, earnings upgrades and a focus on the creation of shareholder value.

     Spain's entry into the European Economic and Monetary Union demanded certain economic and fiscal targets be met. As a result, a steady drop in inflation caused a sharp reduction in Spanish interest rates toward German levels. Favorable effects have been manifested through lower financing charges for companies, and increased investment and consumption.

     Consumers, encouraged by low interest rates in addition to rising employment, continued to spend throughout the six-month period. As company profits advanced, earnings forecasts were upgraded. In fact, healthy consumption figures drove GDP up by 3.8% last year -- the highest growth rate of the 1990s. We should, however, also note that worsening export growth prevented economic growth rates from increasing any further, mainly as a result of the deteriorating situation in Latin America, which is a major trading region for Spain. On a related note, many of Spain's largest companies are heavily invested in Latin America -- a factor that prompted a selloff in the Spanish market last autumn as fears of a meltdown in Latin America's economy were reignited.

     An increased focus on value creation, specifically growing shareholder return on equity, also had an impact on company earnings and investor optimism. The main vehicles used to create shareholder value were mergers and takeovers, corporate restructuring and diversification, and share buybacks.


          Comparison of Change in Value of a $10,000 Investment in the Spain WEBS Index Series vs. the MSCI Spain Index


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        10640   10747
                08/31/96        10845   10917
                11/30/96        12361   12508
                02/28/97        12893   13066
                05/31/97        15229   15497
                08/31/97        15092   15379
                11/30/97        16471   16845
                02/28/98        20478   21053
                05/31/98        23918   24762
                08/31/98        20009   20589
                11/30/98        24448   25084
                02/28/99        24389   24970

                                       Average Annual Total Return

                                            One           Since
                                           Year         Inception
                                        ----------      ---------
Spain WEBS Index Series                   19.10%         35.01%
MSCI Spain Index                          18.60%         36.09%


------------------
* The chart assumes a hypothetical $10,000 initial investment in the Spain WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
   MSCI Index is unmanaged, does not incur expenses and is not available for investment.
                                       17

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Sweden

     Performance Review

     The total return of the Sweden WEBS Index Series (the "Sweden Series") was 6.95% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 8.23% over the same time period.

     Significant Performance Factors

     The Sweden Series underperformed the benchmark by 1.28% during this period primarily as a result of the impact of expenses and revenue differential.

     Key Market Conditions

     Sweden's stock market continued to demonstrate significant volatility throughout the period, reflecting among other things, investor focus on both negative and positive factors. On one side: deteriorating European economic activity, intensifying price pressure and recent global bond market weakness. On the other: increasing optimism about the U.S. economic outlook, heightened European merger activity, further monetary easing and several positive earnings developments for Swedish companies.

     Earnings surprises came mainly from companies in the consumer goods, real estate, media and defense industries -- Electrolux, Skandia and Astra were some of the notable companies that announced results that exceeded expectations. Results in the cyclical sectors --engineering, paper & pulp, metals & minerals and chemicals -- were generally weaker than expected.

     While Swedish cyclicals were hard hit in 1998, a renewed interest in cyclical exporters has taken root more recently as these companies stand to benefit from the strong U.S. dollar and economy, contributing to the market's overall solid performance this year. Among the best performing sectors were the heavy machinery and forestry sectors. The cyclical sectors are heavily represented in the MSCI Sweden Index, accounting for a large part of its outperformance relative to many other European markets so far in 1999.

     Swedish consumer sentiment has remained mostly strong, boosted by the loosening of monetary policy since 1996, the rapid pace of employment growth and relatively strong gains in real incomes which accompanied the export boom. As a result, we have seen a shift in GDP growth away from export-dependent industries to those that rely principally on domestic demand.

          Comparison of Change in Value of a $10,000 Investment in the Sweden WEBS Index Series vs. the MSCI Sweden Index

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    Index
                03/12/96        10000   10000
                05/31/96        10976   10805
                08/31/96        11413   11200
                11/30/96        13163   12989
                02/28/97        13357   13344
                05/31/97        13840   13806
                08/31/97        14847   14856
                11/30/97        15236   15310
                02/28/98        16353   16596
                05/31/98        19050   19206
                08/31/98        15659   16093
                11/30/98        16477   17114
                02/28/99        16748   17416

                           Average Annual Total Return

                                             One           Since
                                            Year         Inception
                                         ----------      ---------
Sweden WEBS Index Series                    2.42%         18.97%
MSCI Sweden Index                           4.94%         20.54%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Sweden WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
                                       18

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Switzerland

     Performance Review

     The total return of the Switzerland WEBS Index Series (the "Switzerland Series") was 3.47% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 7.03% over the same time period.

     Significant Performance Factors

     The Switzerland Series underperformed the benchmark by 3.56% during this period as a result of portfolio sampling, expenses and cash drag. Of those three factors, portfolio sampling had by far the most significant negative impact on performance.

     As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. In the case of the Switzerland Series, the 5/50 Rule makes it difficult to optimize the portfolio. It is important to note that the sum of all of the weightings of 5% or greater in the MSCI Switzerland Index is 89%. In fact, five companies in the healthcare, banking, and food and household sectors represent nearly 80% of the benchmark. As a result, the Investment Advisor had to reallocate part of the weight of several large-cap stocks in favor of smaller-cap stocks in different industries, causing the Switzerland Series to be overweighted in several sectors that performed poorly in the six-month period such as chemicals (down 21.21%) and merchandising (down 27.43%). On the large-cap side, the Switzerland Series was forced to underweight health and personal care, which enjoyed returns of 14.32% for the period.

     Key Market Conditions

     Like other countries in Europe, Switzerland's main economic indicators have been pointing to a swift and sharp slowdown in the economy. Yet, as was the case in most of Europe, consumer sentiment remained positive and was the driving force behind economic expansion in the six-month period. Strengthening domestic demand partially offset the slowdown in export growth, which resulted from the financial crisis in Asia and other emerging markets; retail sales grew faster in 1998 than at any time in the past decade.

     Despite the fact that Switzerland is not a member of the European Union, the performance of its market mirrored much of Europe, continuing downward from mid-July into October, then up again on "euro-euphoria" with rallies across euroland markets. Shortly after the start of the year, the optimism dissipated with the advent of the Brazilian currency devaluation and the release of the first key data from leading industrial companies, which fell short of analyst expectations. By the end of February 1999, the rally staged by many cyclical stocks has somewhat pulled the market back upwards.

          Comparison of Change in Value of a $10,000 Investment in the Switzerland WEBS Index Series vs. the MSCI Switzerland Index

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        9751    9617
                08/31/96        10260   10319
                11/30/96        10093   10125
                02/28/97        10210   10347
                05/31/97        11879   12050
                08/31/97        11972   11998
                11/30/97        12927   13557
                02/28/98        15124   16271
                05/31/98        16530   17244
                08/31/98        14515   15609
                11/30/98        15570   17129
                02/28/99        15019   16706

                           Average Annual Total Return

                                            One           Since
                                           Year         Inception
                                        ----------      ---------
Switzerland WEBS Index Series             (0.69)%        14.68%
MSCI Switzerland Index                     2.68%         18.86%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Switzerland WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

United Kingdom

     Performance Review

     The total return of the United Kingdom WEBS Index Series (the "United Kingdom Series") was 12.18% for the six-month period ended February 28, 1999, while the corresponding MSCI Index returned 13.31% over the same time period.

     Significant Performance Factors

     The United Kingdom Series underperformed the benchmark by 1.13% during this period as a result of the impact of expenses, portfolio sampling and cash drag. While the most significant contributor to the underperformance was expenses, the United Kingdom Series' underweighted position in the business and public services sector, which returned 21.13% over the period, also caused returns to lag the benchmark index.

     Key Market Conditions

     The UK market, the largest in the MSCI Europe Australasia and Far East
(EAFE) Index, rose 4.82% in February to end at its highest level ever. Shares soared on a combination of encouraging corporate results and optimism on interest rate cuts. The heavyweight banking sector, in particular, was helped by strong earnings and expectations of further consolidation. Also helping improve sentiment was the decision by the government to step up its campaign to join the European Economic and Monetary Union (EMU).

     In the period leading up to February's new high, interest rate cuts at home and in the U.S., an important trading partner, boosted the market, especially interest-sensitive stocks such as banks. Sentiment was also improved by a wave of mergers, which reached a record level -- almost 7% of the small-and mid-cap sectors were bid for in 1998. Additionally, companies continued to focus on the creation of shareholder value through share buy-back programs, effectively pumping more money back into the market. Meanwhile, the defensive qualities of the market were demonstrated in the autumn correction as the UK market fell 25% versus 35% for the rest of Europe.

     Much discussion has also centered on the role the strong pound has and will play in depressing economic activity. But so far, the UK economy has proved more resilient than expected by many, with buoyancy evidenced in several important areas such as business, services and finance (which accounts for nearly 25% of its GDP) and transport, storage and communication (which accounts for almost 10% of its GDP).

          Comparison of Change in Value of a $10,000 Investment in the United Kingdom WEBS Index Series vs. the MSCI United Kingdom Index

                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                WEBS    MSCI
                03/12/96        10000   10000
                05/31/96        9751    9617
                08/31/96        10260   10319
                11/30/96        10093   10125
                02/28/97        10210   10347
                05/31/97        11879   12050
                08/31/97        11972   11998
                11/30/97        12927   13557
                02/28/98        15124   16271
                05/31/98        16530   17244
                08/31/98        14515   15609
                11/30/98        15570   17129
                02/28/99        15019   16706

                           Average Annual Total Return

                                             One           Since
                                            Year         Inception
                                         ----------      ---------
United Kingdom WEBS Index Series            6.59%         23.20%
MSCI United Kingdom Index                   6.28%         24.06%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the United Kingdom WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Australia WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           COMMON STOCK - Basket 99.78%
           Appliances & Household
             Durables                           0.50%
153,900    Email Limited                                         $     258,044
                                                                 -------------
           Bank                                16.13%
351,000    National Australia Bank Limited                           5,852,521
378,000    Westpac Banking Corporation Limited                       2,499,255
                                                                 -------------
                                                                     8,351,776
                                                                 -------------
           Beverages & Tobacco                  5.87%
278,100    Coca-Cola Amatil Limited                                  1,095,264
677,700    Foster's Brewing Group Limited                            1,944,335
                                                                 -------------
                                                                     3,039,599
                                                                 -------------
           Broadcasting & Publishing           11.45%
542,700    News Corporation Limited                                  3,808,289
324,000    News Corporation Limited - Preferred                      2,120,690
                                                                 -------------
                                                                     5,928,979
                                                                 -------------
           Building Materials &
             Components                         5.27%
450,900    Boral Limited                                               649,621
372,600    CSR Limited                                                 897,772
175,500    James Hardie Industries Limited                             386,898
394,200    Pioneer International Limited                               794,370
                                                                 -------------
                                                                     2,728,661
                                                                 -------------
           Business & Public Services           4.12%
 83,700    Brambles Industries Limited                               2,131,086
                                                                 -------------
           Chemicals                            1.15%
110,700    Orica Limited                                               594,642
                                                                 -------------
           Construction & Housing               0.31%
 48,600    Leighton Holdings Limited                                   159,957
                                                                 -------------
           Energy Sources                       8.18%
486,000    Broken Hill Proprietary Company
             Limited                                                 3,648,835
210,600    Santos Limited                                              583,290
                                                                 -------------
                                                                     4,232,125
                                                                 -------------
           Food & Household Products            0.87%
194,400    Burns Philp & Company Limited*                               25,352
461,700    Goodman Fielder Limited                                     427,206
                                                                 -------------
                                                                       452,558
                                                                 -------------
           Forest Products & Paper              2.15%
224,100    Amcor Limited                                             1,114,999
                                                                 -------------
           Gold Mines                           1.12%
108,000    Newcrest Mining Limited*                                    161,634
486,000    Normandy Mining Limited                                     416,492
                                                                 -------------
                                                                       578,126
                                                                 -------------
           Insurance                            7.49%
297,000    AMP Limited*                                              3,363,024
189,000    GIO Australia Holdings Limited                              513,372
                                                                 -------------
                                                                     3,876,396
                                                                 -------------

 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           Leisure & Tourism                    2.07%
256,500    Crown Limited*                                        $     125,836
135,000    TABCORP Holdings Limited                                    947,335
                                                                 -------------
                                                                     1,073,171
                                                                 -------------
           Merchandising                        3.87%
375,300    Coles Myer Limited                                        2,004,327
                                                                 -------------
           Metals - Non Ferrous                 6.06%
577,800    Mount Isa Mines Holdings Limited                            251,170
288,900    North Limited                                               430,577
102,600    Rio Tinto Limited                                         1,282,830
378,000    WMC Limited                                               1,173,690
                                                                 -------------
                                                                     3,138,267
                                                                 -------------
           Multi-Industry                       4.84%
102,600    Howard Smith  Limited                                       764,575
372,600    Pacific Dunlop Limited                                      650,191
283,500    Southcorp Limited                                         1,091,532
                                                                 -------------
                                                                     2,506,298
                                                                 -------------
           Real Estate                          8.15%
348,300    General Property Trust                                      583,995
151,200    Lend Lease Corporation Limited                            1,877,904
261,900    Stockland Trust Group                                       618,032
556,200    Westfield Trust                                           1,139,821
                                                                 -------------
                                                                     4,219,752
                                                                 -------------
           Telecommunications                   9.15%
927,828    Telstra Corporation Limited                               4,733,905
                                                                 -------------

           Utilities - Electrical & Gas         1.03%
 81,000    Australian Gas Light Company Limited                        531,128
                                                                 -------------
           TOTAL COMMON STOCK - BASKET
             (Cost $55,368,196)                                     51,653,796
                                                                 -------------
           COMMON STOCK -
             NON-BASKET                         0.22%
           Gold Mines                           0.00%
 64,400    RGC Gold Unsecured Notes (Guns)*                                  0
                                                                 -------------
           Miscellaneous Materials &
             Components                         0.22%
 42,222    Westralian Sands Limited                                    112,745
                                                                 -------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $193,210)                                           112,745
                                                                 -------------
           To al Investments
             (Cost $55,561,406)+              100.00%              $51,766,541
                                                                 =============

--------------------------------------------------------------------------------
*  Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $55,701,426. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

          Excess of value over tax cost                            $ 4,965,926
          Excess of tax cost over value                             (8,900,811)
                                                                 ------------
                                                                   $(3,934,885)
                                                                 =============

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Austria WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                    VALUE
 ------    --------                                                 -----------

          COMMON STOCK - BASKET                100.00%
          Banking                               21.97%
 37,700   Bank Austria AG                                           $ 2,027,972
                                                                    -----------
          Beverages & Tobacco                    6.28%
  5,680   Austria Tabakwerke AG                                         419,588
  3,350   BBAG Oesterreichische Brau
            Beteiligungs AG                                             159,646
                                                                    -----------
                                                                        579,234
                                                                    -----------
          Building Materials &
            Components                           4.90%
  2,290   Wienerberger Baustoffindustrie AG                             452,515
                                                                    -----------
          Business & Public Services             4.66%
 10,050   Flughafen Wien AG                                             430,284
                                                                    -----------
          Chemicals                              2.68%
  3,961   Lenzing AG*                                                   247,424
                                                                    -----------
          Constructionction & Housing            4.64%
  3,607   Bau Holding AG                                                137,602
  1,080   Bau Holding AG Vorzug                                          27,862
  8,430   Universale-Bau AG                                             263,105
                                                                    -----------
                                                                        428,569
                                                                    -----------
          Electronic Components,
            Instruments                          0.61%
  1,720   Austria Mikro Systeme
            International AG                                             56,552
                                                                    -----------
          Energy Sources                         8.74%
  8,750   OMV AG                                                        806,886
                                                                    -----------
          Insurance                              4.93%
  1,880   Generali Holding Vienna AG                                    415,870
    260   Generali Holding Vienna AG
            Vorzug                                                       39,386
                                                                    -----------
                                                                        455,256

                                                                    -----------
NO. OF
SHARES    SECURITY                                                    VALUE
------    --------                                                  -----------

          Machinery & Engineering                8.19%
  1,530   BWT AG                                                    $   319,971
  5,630   VA Technologie AG                                             435,735
                                                                    -----------
                                                                        755,706
                                                                    -----------
          Metals - Steel                         3.21%
  6,180   Boehler-Uddeholm AG                                           296,208
                                                                    -----------
          Miscellaneous Materials &
            Commodities                          6.48%
  8,250   Mayr-Melnhof Karton AG                                        392,978
  7,440   RHI AG                                                        205,580
                                                                    -----------
                                                                        598,558
                                                                    -----------
          Transportation - Airlines              4.78%
 13,410   Austrian Airlines AG                                          441,646
                                                                    -----------
          Utilities - Electrical & Gas          17.93%
 10,330   Oesterreichische
            Elektrizitaetswirtschafts AG -
            Class A                                                   1,655,685
                                                                    -----------
          TOTAL COMMON STOCK - BASKET
            (Cost $9,956,426)                                         9,232,495
                                                                    -----------
          Total Investments+
            (Cost $9,956,426)                  100.00%                9,232,495
                                               =======              ===========

----------
*    Non-income producing security.

+ Aggregate cost for Federal income tax purposes is $10,450,921. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

          Excess of value over tax cost                             $   428,544
          Excess of tax cost over value                              (1,646,970)
                                                                    -----------
                                                                    $(1,218,426)
                                                                    ===========

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Belgium WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                    VALUE
 ------    --------                                                 -----------

          COMMON STOCK - BASKET                100.00%
          Automobiles                            3.96%
  1,300   D'Ieteren SA                                              $   605,109
                                                                    -----------
          Banking                               13.50%
 26,860   KBC Bancassurance Holding                                   2,065,564
                                                                    -----------
          Building Materials &
            Components                           3.86%
  6,720   Cimenteries CBR
            Cementbedrijven                                             591,286
                                                                    -----------
          Chemicals                              4.45%
  9,900   Solvay SA                                                     680,353
                                                                    -----------
          Electronic Components,
            Instruments                          2.93%
  2,580   Barco NV                                                      448,925
                                                                    -----------
          Energy Sources                         9.17%
  5,500   Electrafina SA*                                               654,510
  1,620   PetroFina SA                                                  749,079
                                                                    -----------
                                                                      1,403,589
                                                                    -----------
          Health & Personal Care                 4.75%
 14,000   UCB SA                                                        726,965
                                                                    -----------
          Industrial Components                  2.09%
    780   Bekaert NV                                                    320,251
                                                                    -----------
          Insurance                             16.65%
 70,000   Fortis B                                                    2,547,453
                                                                    -----------
          Merchandising                          8.67%
    820   Colruyt NV                                                    615,286
  7,400   Delhaize-Le Lion SA                                           711,640
                                                                    -----------
                                                                      1,326,926
                                                                    -----------

 NO. OF
 SHARES    SECURITY                                                    VALUE
 ------    --------                                                 -----------

          Metals - Non Ferrous                   2.04%
  9,580   Union Miniere SA                                          $   312,143
                                                                    -----------
          Miscellaneous Materials &
            Commodities                          2.76%
  4,180   Glaverbel SA                                                  422,171
                                                                    -----------
          Multi-Industry                         4.76%
  3,900   Groupe Bruxelles Lambert SA                                   727,844
                                                                    -----------
          Transportation - Shipping              1.48%
  6,560   Compagnie Maritime Belge SA
            (CMB)                                                       225,770
                                                                    -----------
          Utilities - Electrical & Gas          18.93%
  4,260   Electrabel SA                                               1,777,124
  6,360   Tractebel                                                   1,119,219
                                                                    -----------
                                                                      2,896,343
                                                                    -----------
          TOTAL COMMON STOCK - BASKET
            (Cost $14,748,459)                                       15,300,692
                                                                    -----------

          Total Investments
            (Cost $14,748,459)+                100.00%              $15,300,692
                                               =======              ===========

----------
*    Non-index security.

+ Aggregate cost for Federal income tax purposes is $14,957,063. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

          Excess of value over tax cost                             $ 1,643,040
          Excess of tax cost over value                              (1,299,411)
                                                                    -----------
                                                                    $   343,629
                                                                    ===========

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Canada WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           Common Stock - Basket              100.00%
           Aerospace & Military Technology      3.47%
  36,400   Bombardier Incorporated -
             Class B                                             $     534,124
                                                                 -------------
           Banking                             16.85%
  15,600   Bank Of Montreal                                            643,326
  27,300   Bank Of Nova Scotia                                         563,362
  23,400   Canadian Imperial Bank of
             Commerce                                                  551,090
  10,400   National Bank Of Canada                                     144,684
  14,300   Royal Bank Of Canada                                        691,553
                                                                 -------------
                                                                     2,594,015
                                                                 -------------
           Beverages & Tobacco                  4.78%
   5,200   Molson Company Limited -
             Class A                                                    74,064
  14,300   Seagram Company Limited                                     662,186
                                                                 -------------
                                                                       736,250
                                                                 -------------
           Broadcasting & Publishing            6.50%
   3,900   Quebecor Incorporated - Class B                              85,260
  10,400   Rogers Communications
             Incorporated - Class B*                                   163,975
  29,900   Thomson Corporation                                         751,709
                                                                 -------------
                                                                     1,000,944
                                                                 -------------
           Business & Public Services           1.65%
   5,200   Extendicare Incorporated -
             Class A*                                                   17,913
  20,800   Laidlaw Incorporated                                        159,841
   3,900   Loewen Group Incorporated                                     7,363
   6,500   Moore Corporation Limited                                    68,251
                                                                 -------------
                                                                       253,368
                                                                 -------------
           Chemicals                            2.17%
   7,800   Agrium Incorporated                                          62,007
  11,700   Methanex Corporation*                                        49,993
   3,900   Potash Corporation Of
             Saskatchewan Incorporated                                 221,289
                                                                 -------------
                                                                       333,289
                                                                 -------------
           Electrical & Electronics            14.62%
  11,700   Newbridge Networks Corporation*                             284,071
  33,800   Northern Telecom Limited                                  1,965,975
                                                                 -------------
                                                                     2,250,046
                                                                 -------------
           Energy Sources                      10.35%
   6,500   Alberta Energy Company Limited                              139,301
   6,500   Anderson Exploration Limited*                                52,534
   5,200   Canadian Natural Resources
             Limited*                                                   71,825
   7,800   Canadian Occidental Petroleum
             Limited                                                    73,634
   5,200   Enbridge Incorporated                                       244,584
  13,000   Gulf Canada Resources Limited*                               30,918
  27,300   Imperial Oil Limited                                        421,391
  16,900   Petro-Canada                                                181,371
   7,800   Poco Petroleums Limited*                                     48,314
   6,500   Ranger Oil Limited*                                          18,172
   6,500   Renaissance Energy Limited*                                  57,271
   5,200   Suncor Energy Incorporated                                  152,090
   6,500   Talisman Energy Incorporated*                               102,054
                                                                 -------------
                                                                     1,593,459
                                                                 -------------


 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Financial Services                   1.32%
  10,400   Power Corporation of Canada                           $     203,935
                                                                 -------------
           Forest Products & Paper              1.42%
  11,700   Abitibi Consolidated Incorporated                            93,398
   7,800   Domtar Incorporated                                          46,505
   7,800   MacMillan Bloedel Limited                                    78,026
                                                                 -------------
                                                                       217,929
                                                                 -------------
           Gold Mines                           3.44%
  19,500   Barrick Gold Corporation                                    344,270
   3,900   Cambior Incorporated                                         15,373
  15,600   Placer Dome Incorporated                                    170,520
                                                                 -------------
                                                                       530,163
                                                                 -------------
           Health & Personal Care               0.56%
   3,900   MDS Incorporated - Class B                                   85,777
                                                                 -------------
           Industrial Components                1.51%
   3,900   Magna International
             Incorporated - Class A                                    232,527
                                                                 -------------
           Insurance                            0.59%
     260   Fairfax Financial Holdings Limited*                          91,297
                                                                 -------------
           Machinery & Engineering              0.33%
   2,600   United Dominion Industries Limited                           50,209
                                                                 -------------
           Merchandising                        3.15%
   5,200   Canadian Tire Corporation -
             Class A                                                   132,282
   7,800   George Weston Limited                                       315,204
   3,900   Hudson's Bay Company                                         37,721
                                                                 -------------
                                                                       485,207
                                                                 -------------
           Metals - Non Ferrous                 5.55%
  13,000   Alcan Aluminium Limited                                     315,204
   3,900   Cameco Corporation                                           83,064
   5,200   Cominco Limited                                              71,481
  10,400   Inco Limited                                                130,215
  15,600   Noranda Incorporated                                        167,936
   3,900   Rio Algom Limited                                            40,563
   6,500   Teck Corporation - Class B                                   45,860
                                                                 -------------
                                                                       854,323
                                                                 -------------
           Metals - Steel                       0.42%
   5,200   Dofasco Incorporated                                         65,452
                                                                 -------------
           Multi-Industry                       6.81%
  19,500   Canadian Pacific Limited                                    360,417
   9,750   EdperBrascan Corporation -
             Class A                                                   117,878
  26,000   Imasco Limited                                              570,123
                                                                 -------------
                                                                     1,048,418
                                                                 -------------
           Telecommunications                  10.31%
  33,800   BCE Incorporated                                          1,368,122
   6,240   BCT Telus Communications
             Incorporated                                              173,207
   1,768   BCT Telus Communications
             Incorporated  -  Class A *                                 46,147
                                                                 -------------
                                                                     1,587,476
                                                                 -------------

                See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Canada WEBS Index Series (concluded)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Utilities - Electrical & Gas         4.20%
  11,700   Transalta Corporation                                 $     189,510
  24,024   Transcanada Pipelines Limited                               329,445
   6,500   Westcoast Energy Incorporated                               127,459
                                                                 -------------
                                                                       646,414
                                                                 -------------
           TOTAL COMMON STOCK - BASKET
             (Cost $15,341,594)                                     15,394,622
                                                                 -------------

           Total Investments
             (Cost $15,341,594)+              100.00%            $  15,394,622
                                              =======            =============

------------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $15,356,650.
  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                         $   1,966,256
           Excess of tax cost over value                            (1,928,284)
                                                                 -------------
                                                                 $      37,972
                                                                 =============

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
France WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           COMMON STOCK - BASKET               99.98%
           Aerospace & Military Technology      0.63%
  10,596   Thomson CSF                                           $     314,073
                                                                 -------------
           Automobiles                          1.15%
   4,272   PSA Peugeot Citroen                                         569,813
                                                                 -------------
           Banking                              7.29%
  17,892   Banque Nationale de Paris                                 1,427,966
  13,284   Compagnie Financiere de Paribas                           1,144,783
   7,200   Societe Generale - Class A                                1,056,789
                                                                 -------------
                                                                     3,629,538
                                                                 -------------
           Beverages & Tobacco                  1.25%
   5,508   Pernod Ricard                                               325,917
   5,004   Societe Nationale D'Exploitation                            296,644
                                                                 -------------
                                                                       622,561
                                                                 -------------
           Broadcasting & Publishing            1.72%
   2,736   Canal Plus                                                  854,822
                                                                 -------------
           Building Materials &
             Components                         3.87%
   7,200   Compagnie de Saint Gobain                                 1,119,232
   8,508   Lafarge SA                                                  807,919
                                                                 -------------
                                                                     1,927,151
                                                                 -------------
           Business & Public Services          13.74%
   5,400   Cap Gemini SA                                               933,682
   2,544   Sodexho Alliance SA                                         416,687
  10,200   Suez Lyonnaise des Eaux                                   2,039,082
  13,224   Vivendi                                                   3,447,871
                                                                 -------------
                                                                     6,837,322
                                                                 -------------
           Chemicals                            1.71%
   5,700   Air Liquide                                                 849,766
                                                                 -------------
           Construction & Housing               1.38%
   2,220   Bouygues SA                                                 552,008
   1,500   Groupe GTM                                                  135,030
                                                                 -------------
                                                                       687,038
                                                                 -------------
           Electrical & Electronics             5.42%
  11,700   Alcatel                                                   1,258,741
   2,388   Legrand SA                                                  490,493
     420   Sagem SA                                                    242,527
  11,976   Schneider SA                                                703,380
                                                                 -------------
                                                                     2,695,141
                                                                 -------------
           Energy Equipment & Services          0.04%
     480   Compagnie Generale de
             Geophysique SA*                                            19,128
                                                                 -------------
           Energy Sources                       7.54%
  19,200   Elf Aquitaine SA                                          2,002,393
  16,800   Total SA - Class B                                        1,752,094
                                                                 -------------
                                                                     3,754,487
                                                                 -------------

 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Financial Services                   0.45%
   1,332   CPR SA                                                    $  53,095
     348   Societe Eurafrance SA                                       172,489
                                                                 -------------
                                                                       225,584
                                                                 -------------
           Food & Household Products            3.52%
   2,280   Eridania Beghin-Say SA                                      330,395
   5,700   Groupe Danone                                             1,419,822
                                                                 -------------
                                                                     1,750,217
                                                                 -------------
           Health & Personal Care              12.63%
     924   Essilor International SA                                    353,001
   5,280   L'OREAL                                                   3,245,985
  26,400   Rhone-Poulenc SA                                          1,209,999
   8,400   Sanofi SA                                                 1,478,214
                                                                 -------------
                                                                     6,287,199
                                                                 -------------
           Industrial Components                2.16%
  10,800   Michelin - Class B                                          481,365
   7,092   Valeo SA                                                    592,875
                                                                 -------------
                                                                     1,074,240
                                                                 -------------
           Insurance                            5.50%
  21,000   AXA                                                       2,738,800
                                                                 -------------
           Leisure & Tourism                    2.16%
   3,300   Accor SA                                                    768,023
   1,236   Club Mediterranee SA*                                       118,185
     720   Pathe  SA                                                   188,910
                                                                 -------------
                                                                     1,075,118
                                                                 -------------
           Machinery & Engineering              0.68%
   1,596   Compagnie Francaise d'Etudes
             de Construction Technip                                   143,672
   2,760   Sidel SA                                                    194,219
                                                                 -------------
                                                                       337,891
                                                                 -------------
           Merchandising                       10.05%
   3,000   Carrefour SA                                              2,137,423
   3,600   Casino Guichard Perrachon SA                                330,790
   8,700   Pinault-Printemps-Redoute SA                              1,443,139
   1,716   Promodes                                                  1,093,564
                                                                 -------------
                                                                     5,004,916
                                                                 -------------
           Metals - Steel                       0.55%
  22,500   Usinor SA                                                   276,152
                                                                 -------------
           Miscellaneous Materials &
             Commodities                        0.35%
   1,452   Imetal SA                                                   172,153
                                                                 -------------
           Multi-Industry                       0.71%
   9,228   Lagardere S.C.A.                                            354,568
                                                                 -------------
           Real Estate                          0.56%
   1,620   Simco SA                                                    144,232
   1,116   Union du Credit-Bail Immobilier                             137,217
                                                                 -------------
                                                                       281,449
                                                                 -------------

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
France WEBS Index Series (concluded)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Recreation - Other Consumer
             Goods                              3.37%
   6,600   LVMH (Louis Vuitton Moet
             Hennessy)                                           $   1,405,627
   5,232   Societe BIC SA                                              269,954
                                                                 -------------
                                                                     1,675,581
                                                                 -------------
           Telecommunications                  11.26%
  59,904   France Telecom SA                                         5,606,278
                                                                 -------------
           Utilities - Electrical & Gas         0.29%
   1,824   Primagaz Cie                                                146,175
                                                                 -------------
           TOTAL COMMON STOCK - BASKET
             (Cost $44,976,139)                                     49,767,161
                                                                 -------------
           COMMON STOCK -
             NON-BASKET                         0.02%
           Financial Services                   0.02%
      17   Societe Eurafrance SA                                         8,426
                                                                 -------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $8,941)                                               8,426
                                                                 -------------

           Total Investments
             (Cost $44,985,080)+              100.00%            $  49,775,587
                                              =======            =============

------------
 *   Non-income producing security.
 +   Aggregate cost for Federal income tax purposes is $45,011,587.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                         $   6,991,474
           Excess of tax cost over value                            (2,227,474)
                                                                 -------------
                                                                 $   4,764,000
                                                                 =============


                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Germany WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           COMMON STOCK - BASKET              100.00%
           Automobiles                         11.90%
  81,200   DaimlerChrysler AG*                                   $   7,590,410
  35,000   Volkswagen AG                                             2,263,121
  11,900   Volkswagen AG Preferred                                     467,686
                                                                 -------------
                                                                    10,321,217
                                                                 -------------
           Banking                              9.48%
  52,150   Bayerische HypoVereinsbank AG                             2,954,123
  57,400   Deutsche Bank AG                                          2,996,311
  65,100   Dresdner Bank AG                                          2,265,504
                                                                 -------------
                                                                     8,215,938
                                                                 -------------
           Building Materials &
             Components                         0.83%
     700   Buderus AG                                                  243,603
   6,930   Heidelberger Zement AG                                      471,682
                                                                 -------------
                                                                       715,285
                                                                 -------------
           Business & Public Services           6.04%
   8,400   SAP AG                                                    2,858,680
   6,300   SAP AG Vorzug                                             2,379,159
                                                                 -------------
                                                                     5,237,839
                                                                 -------------
           Chemicals                            6.85%
  78,400   BASF AG                                                   2,715,438
  91,000   Bayer AG                                                  3,221,778
                                                                 -------------
                                                                     5,937,216
                                                                 -------------
           Construction & Housing               0.44%
   5,600   Bilfinger & Berger Bau AG                                   105,126
   8,400   Hochtief AG                                                 277,569
                                                                 -------------
                                                                       382,695
                                                                 -------------
           Electrical & Electronics             4.38%
  60,200   Siemens AG                                                3,800,046
                                                                 -------------
           Health & Personal Care               3.14%
  11,200   Beiersdorf AG                                               829,939
  23,100   Merck KGAA                                                  811,496
   8,400   Schering AG                                               1,079,843
                                                                 -------------
                                                                     2,721,278
                                                                 -------------
           Industrial Components                0.38%
  13,300   Continental AG                                              331,438
                                                                 -------------
           Insurance                           16.09%
  30,800   Allianz AG                                                9,335,587
   7,000   Amb Aachener & Muenchener
             Beteiligungs AG                                           929,839
   3,500   Axa Colonia Konzern AG                                      311,227
   8,400   Muenchener Rueckversicherung
             AG                                                      1,694,920
   8,400   Muenchener Rueckversicherung
             AG (NEW)*                                               1,675,555
                                                                 -------------
                                                                    13,947,128
                                                                 -------------
           Machinery & Engineering              1.51%
   1,400   Linde AG                                                    786,905
   1,400   MAN AG                                                      381,772
     700   MAN AG Vorzug                                               136,018
                                                                 -------------
                                                                     1,304,695
                                                                 -------------

 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Merchandising                        3.03%
   4,200   Douglas Holding AG                                    $     200,108
   1,400   Karstadt AG                                                 527,934
  26,880   Metro AG                                                  1,900,377
                                                                 -------------
                                                                     2,628,419
                                                                 -------------
           Metals - Steel                       0.98%
   4,200   Thyssen AG                                                  850,688
                                                                 -------------
           Miscellaneous Materials &
             Commodities                        0.15%
   2,800   SGL Carbon AG                                               132,176
                                                                 -------------
           Multi-Industry                       1.17%
   2,100   Preussag AG                                               1,016,676
                                                                 -------------
           Recreation - Other Consumer
             Goods                              0.77%
   7,000   Adidas-Salomon AG                                           670,099
                                                                 -------------
           Telecommunications                  22.70%
 273,266   Deutsche Telekom AG                                      12,539,679
  53,200   Mannesmann AG                                             7,142,703
                                                                 -------------
                                                                    19,682,382
                                                                 -------------
           Transportation - Airlines            1.37%
  53,900   Deutsche Lufthansa AG                                     1,186,391
                                                                 -------------
           Utilities - Electrical & Gas         8.79%
  39,900   RWE AG                                                    1,738,953
  19,950   RWE AG-Preferred                                            580,381
  64,400   VEBA AG                                                   3,435,949
   3,500   Viag AG                                                   1,868,516
                                                                 -------------
                                                                     7,623,799
                                                                 -------------
           TOTAL COMMON STOCK - BASKET
             (Cost $86,823,578)                                     86,705,405
                                                                 -------------
           COMMON STOCK -
             NON-BASKET                         0.00%
           Telecommunications                   0.00%
       3   Deutsche Telekom  AG                                            138
                                                                 -------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $131)                                                   138
                                                                 -------------

           Total Investments
             (Cost $86,823,709)+              100.00%            $  86,705,543
                                              =======            =============

------------------
 *   Non-income producing security.
 +   Aggregate cost for Federal income tax purposes is $86,823,709.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
     Excess of value over tax cost                               $   8,295,387
     Excess of tax cost over value                                  (8,413,553)
                                                                 -------------
                                                                 $    (118,166)
                                                                 ==============

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Hong Kong WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           COMMON STOCK - BASKET              100.00%
           Aerospace & Military Technology      1.19%
  489,600  Hong Kong Aircraft Engineering
              Company Limited                                    $     789,902
                                                                 -------------
           Banking                             12.25%
1,468,800  Bank Of East Asia Limited                                 2,066,383
  489,600  Hang Seng Bank Limited                                    3,981,104
  714,000  Wing Lung Bank                                            2,101,138
                                                                 -------------
                                                                     8,148,625
                                                                 -------------
           Broadcasting & Publishing            5.84%
5,304,000  Oriental Press Group                                        527,128
4,284,000  South China Morning Post
              Holdings Limited                                       1,838,496
  510,000  Television Broadcasts Limited                             1,517,269
                                                                 -------------
                                                                     3,882,893
                                                                 -------------
           Electrical & Electronics             2.23%
  561,000  Johnson Electric Holdings
              Limited                                                1,484,357
                                                                 -------------
           Electronic Components,
              Instruments                       1.03%
3,570,000  Elec & Eltek International
              Holdings Limited                                         681,948
                                                                 -------------
           Leisure & Tourism                    3.76%
2,448,000  HongKong & Shanghai Hotels
              Limited                                                1,658,793
1,020,000  Regal Hotels International                                  109,270
1,020,000  Shangri-La Asia Limited                                     730,659
                                                                 -------------
                                                                     2,498,722
                                                                 -------------
           Merchandising                        0.83%
  306,000  Dickson Concepts International
              Limited                                                  233,021
1,326,000  Giordano International Limited                              321,753
                                                                 -------------
                                                                       554,774
                                                                 -------------
           Miscellaneous Materials &
              Commodities                       1.09%
  408,000  Varitronix International Limited                            721,444
                                                                 -------------
           Multi-Industry                      19.94%
  510,000  Hopewell Holdings Limited                                   223,806
1,428,000  Hutchison Whampoa Limited                                 9,906,683
  765,000  Swire Pacific Limited - Class A                           3,129,985
                                                                 -------------
                                                                    13,260,474
                                                                 -------------

 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Real Estate                         28.04%
  612,000  Cheung Kong Holdings Limited                          $   4,166,731
4,896,000  Chinese Estates Holdings                                    745,667
2,346,000  Hang Lung Development
              Company Limited                                        2,255,828
1,224,000  Hysan Development Company
              Limited                                                1,469,217
  714,000  Miramar Hotel & Investment
              Limited                                                  718,811
1,632,000  New World Development
              Company Limited                                        3,001,626
  612,000  Sun Hung Kai Properties Limited                           4,166,731
1,836,000  Wharf Holdings Limited                                    2,120,886
                                                                 -------------
                                                                    18,645,497
                                                                 -------------
           Telecommunications                  10.71%
4,243,200  Hong Kong Telecommunications
              Limited                                                7,119,647
                                                                 -------------
           Transportation - Airlines            3.42%
2,040,000  Cathay Pacific Airways Limited                            2,277,550
                                                                 -------------
           Transportation - Shipping            0.89%
3,672,000  Shun Tak Holdings Limited                                   592,426
                                                                 -------------
           Utilities - Electrical & Gas         8.78%
  561,000  CLP Holdings Limited                                     2,642,879
2,754,000  Hong Kong & China Gas
              Company Limited                                        3,199,102
                                                                 -------------
                                                                     5,841,981
                                                                 -------------
           TOTAL COMMON STOCK - BASKET
              (Cost $67,119,356)                                    66,500,240
                                                                 -------------
           COMMON STOCK -
              NON-BASKET                        0.00%
           Financial Services                   0.00%
  276,000  Peregrine Investment Holdings
              Limited*,**                                                    0
                                                                 -------------
           TOTAL COMMON STOCK - NON-BASKET
              (Cost $397,590)                                                0
                                                                 -------------

           Total Investments
              (Cost $67,516,946)+             100.00%            $  66,500,240
                                              =======            =============

------------
  *   Non-income producing security.
 **   Fair valued security.
  +   Aggregate cost for Federal income tax purposes is $71,323,046.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
          Excess of value over tax cost                          $   2,080,749
          Excess of tax cost over value                            (6,903,555)
                                                                 -------------
                                                                 $  (4,822,806)
                                                                 =============

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Italy WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           COMMON STOCK - BASKET              100.00%
           Automobiles                          4.27%
  768,320  Fiat SpA                                              $   2,323,744
  600,000  Fiat SpA - Preferred                                        916,227
                                                                 -------------
                                                                     3,239,971
                                                                 -------------
           Banking                             19.70%
  380,580  Banca Commerciale Italiana SpA                            2,384,396
   93,060  Banca Popolare di Milano SpA                                782,762
  436,160  Banco Intesa SpA                                          2,392,653
  198,480  Banco Intesa SpA Rnc                                        523,594
  214,260  Istituto Bancario San Paolo di
             Torino SpA                                              3,715,932
  148,320  Mediobanca SpA                                            1,697,951
  663,600  Unicredito Italiano SpA                                   3,441,445
                                                                 -------------
                                                                    14,938,733
                                                                 -------------
           Broadcasting & Publishing            4.48%
   51,700  Arnoldo Mondadori Editore SpA                               794,079
  275,620  Mediaset SpA                                              2,606,697
                                                                 -------------
                                                                     3,400,776
                                                                 -------------
           Building Materials &
             Components                         1.49%
  100,000  Italcementi SpA                                           1,131,176
                                                                 -------------
           Construction & Housing               0.75%
   95,080  Sirti SpA                                                   565,735
                                                                 -------------
           Energy Sources                      12.77%
1,658,160  ENI SpA                                                   9,685,995
                                                                 -------------
           Food & Household Products            0.79%
  424,780  Parmalat Finanziaria SpA                                    598,761
                                                                 -------------
           Industrial Components                1.91%
  497,820  Pirelli SpA                                               1,448,794
                                                                 -------------
           Insurance                           14.75%
  157,800  Assicurazioni Generali SpA                                6,135,926
1,001,460  Istituto Nazionale delle
             Assicurazioni SpA                                       2,413,196
  135,920  Riunione Adriatica di
             Sicurta SpA                                             1,429,315
   76,040  Riunione Adriatica di
             Sicurta SpA Rnc                                           551,031
   59,920  Societa Assicuratrice Industriale
             SpA                                                       657,606
                                                                 -------------
                                                                    11,187,074
                                                                 -------------
           Merchandising                        0.70%
   60,080  La Rinascente SpA                                           530,946
                                                                 -------------


 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Multi-Industry                       2.66%
1,347,020  Montedison SpA                                        $   1,344,639
  311,740  Montedison SpA Rnc                                          252,839
  300,000  SNIA BPD SpA                                                422,874
                                                                 -------------
                                                                     2,020,352
                                                                 -------------
           Real Estate                          0.71%
  980,620  Unione Immobiliare SpA *                                    538,372
                                                                 -------------
           Recreation - Other Consumer
             Goods                              0.51%
   77,160  Bulgari SpA                                                 385,160
                                                                 -------------
           Telecommunications                  28.46%
  627,560  Olivetti SpA*                                             1,929,025
1,386,760  Telecom Italia Mobile SpA                                 9,382,488
  277,120  Telecom Italia Mobile SpA Rnc                             1,115,891
  758,300  Telecom Italia SpA                                        8,036,610
  165,400  Telecom Italia SpA Rnc                                    1,121,417
                                                                 -------------
                                                                    21,585,431
                                                                 -------------
           Textiles & Apparel                   1.53%
  572,860  Benetton Group SpA                                          933,898
   26,220  Marzotto SpA                                                227,195
                                                                 -------------
                                                                     1,161,093
                                                                 -------------
           Transportation - Airlines            0.86%
  173,540  Alitalia SpA                                                648,887
                                                                 -------------
           Utilities - Electrical & Gas         3.66%
  154,300  Edison SpA                                                1,420,852
   48,760  Falck Acciaierie & Ferriere
             Lombarde SpA                                              398,416
  189,260  Italgas SpA                                                 961,353
                                                                 -------------
                                                                     2,780,621
                                                                 -------------
           TOTAL COMMON STOCK - BASKET
             (Cost $58,530,456)                                     75,847,877
                                                                 -------------

           Total Investments
             (Cost $58,530,456)+              100.00%            $  75,847,877
                                              =======            =============

----------------
 *   Non-income producing security.
 +   Aggregate cost for Federal income tax purposes is $60,020,669.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
          Excess of value over tax cost                          $  16,316,430
          Excess of tax cost over value                               (489,222)
                                                                 -------------
                                                                 $  15,827,208
                                                                 =============

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Japan WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           COMMON STOCK - BASKET               99.99%
           Appliances & Household
             Durables                           6.49%
  450,000  Matsushita Electric Industrial
             Company Limited                                     $   7,528,445
   50,000  Pioneer Electronic Corporation                              891,277
  450,000  Sanyo Electric Company Limited                            1,270,544
  250,000  Sharp Corporation                                         2,439,949
  100,000  Sony Corporation                                          7,568,479
                                                                 -------------
                                                                    19,698,694
                                                                 -------------
           Automobiles                          9.70%
  200,000  Honda Motor Company Limited                               7,703,329
  550,000  Nissan Motor Company Limited                              2,146,228
  750,000  Toyota Motor Corporation                                 19,595,449
                                                                 -------------
                                                                    29,445,006
                                                                 -------------
           Banking                             12.74%
  450,000  Asahi Bank Limited                                        1,972,187
  250,000  Ashikaga Bank Limited                                       419,300
  900,000  Bank Of Tokyo-Mitsubishi Limited                         10,847,029
  250,000  Bank Of Yokohama Limited                                    495,154
  200,000  Chiba Bank Limited                                          741,677
  550,000  Fuji Bank Limited                                         2,164,770
  100,000  Gunma Bank Limited                                          750,105
  150,000  Hokuriku Bank Limited                                       262,958
  550,000  Industrial Bank Of Japan Limited                          2,748,841
  200,000  Joyo Bank Limited                                           706,279
  300,000  Mitsubishi Trust & Banking
             Corporation                                             2,548,673
  250,000  Mitsui Trust & Banking Company
             Limited                                                   246,523
  700,000  Sakura Bank Limited                                       1,522,124
  100,000  Seventy-Seven Bank Limited                                  892,541
  200,000  Shizuoka Bank Limited                                     2,408,765
  600,000  Sumitomo Bank Limited                                     7,236,410
  400,000  Tokai Bank Limited                                        1,958,702
   50,000  Yamaguchi Bank Limited                                      493,047
  250,000  Yasuda Trust & Banking Company
             Limited*                                                  233,881
                                                                 -------------
                                                                    38,648,966
                                                                 -------------
           Beverages & Tobacco                  1.55%
  100,000  Asahi Breweries Limited                                   1,324,905
  250,000  Kirin Brewery Company Limited                             2,960,388
  100,000  Sapporo Breweries Limited                                   415,508
                                                                 -------------
                                                                     4,700,801
                                                                 -------------
           Building Materials &
             Components                         1.25%
  100,000  Inax Corporation                                            642,225
  100,000  Sekisui Chemical Company
             Limited                                                   632,111
   50,000  Sumitomo Forestry Company
             Limited                                                   337,126
  250,000  Taiheiyo Cement Corporation                                 663,717
   50,000  Tostem Corporation                                          800,674
  100,000  Toto Limited                                                717,236
                                                                 -------------
                                                                     3,793,089
                                                                 -------------

 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Business & Public Services           1.84%
  150,000  Dai Nippon Printing Company
             Limited                                             $   2,087,231
  100,000  Kamigumi Company Limited                                    439,949
   50,000  Kokuyo Company Limited                                      743,784
   50,000  Mitsubishi Logistics Corporation                            565,107
  150,000  Toppan Printing Company Limited                           1,756,005
                                                                 -------------
                                                                     5,592,076
                                                                 -------------
           Chemicals                            3.13%
  300,000  Asahi Chemical Industry
             Company Limited                                         1,438,685
  200,000  Dainippon Ink & Chemicals
             Incorporated                                              595,027
  100,000  Kuraray Company Limited                                     983,565
  500,000  Mitsubishi Chemical Corporation                           1,222,082
  150,000  Mitsubishi Rayon Company
             Limited                                                   355,246
   50,000  Shin-Etsu Chemical Company
             Limited                                                 1,171,513
  250,000  Showa Denko K.K.                                            210,704
  350,000  Sumitomo Chemical Company
             Limited                                                 1,271,386
  200,000  Teijin Limited                                              718,078
  300,000  Toray Industries Incorporated                             1,312,263
  150,000  Tosoh Corporation                                           219,975
                                                                 -------------
                                                                     9,498,524
                                                                 -------------
           Construction & Housing               2.32%
  100,000  Daiwa House Industry Company
             Limited                                                 1,024,863
  350,000  Kajima Corporation                                          840,708
   50,000  Kandenko Company Limited                                    325,327
   50,000  Kinden Corporation                                          657,396
  350,000  Kumagai Gumi Company Limited*                               247,788
  100,000  Nishimatsu Construction Company
             Limited                                                   483,776
  150,000  Obayashi Corporation                                        676,359
  150,000  Sekisui House Limited                                     1,536,030
  250,000  Shimizu Corporation                                         809,102
  250,000  Taisei Corporation                                          434,050
                                                                 -------------
                                                                     7,035,399
                                                                 -------------
           Data Processing &
             Reproduction                       2.85%
  200,000  Canon Incorporated                                        4,281,500
  350,000  Fujitsu Limited                                           4,365,782
                                                                 -------------
                                                                     8,647,282
                                                                 -------------
           Electrical & Electronics             3.24%
  700,000  Hitachi Limited                                           4,424,779
   50,000  Makita Corporation                                          479,140
  450,000  Mitsubishi Electric Corporation*                          1,350,190
  300,000  NEC Corporation                                           3,029,077
   50,000  Omron Corporation                                           543,616
                                                                 -------------
                                                                     9,826,802
                                                                 -------------

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Japan WEBS Index Series (continued)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Electronic Components,
             Instruments                        3.78%
   50,000  Fanuc Limited                                         $   1,866,835
   50,000  Kyocera Corporation                                       2,359,882
   50,000  Murata Manufacturing Company
             Limited                                                 2,250,316
  100,000  Nikon Corporation                                         1,399,073
  100,000  Olympus Optical Company Limited                           1,087,231
   50,000  Tokyo Electron Limited                                    2,275,600
   50,000  Yokogawa Electric Corporation                               237,252
                                                                 -------------
                                                                    11,476,189
                                                                 -------------
           Energy Sources                       0.58%
  150,000  Cosmo Oil Company Limited                                   212,389
  250,000  Japan Energy Corporation                                    223,346
  150,000  Mitsubish Oil Company Limited*                              270,544
  300,000  Nippon Oil Company Limited                                1,054,362
                                                                 -------------
                                                                     1,760,641
                                                                 -------------
           Financial Services                   2.81%
   50,000  Acom Company Limited                                      2,954,067
   50,000  Credit Saison Company Limited                             1,051,412
  300,000  Daiwa Securities Company
             Limited                                                 1,238,938
  400,000  Nomura Securities Coompany
             Limited                                                 3,290,350
                                                                 -------------
                                                                     8,534,767
                                                                 -------------
           Food & Household Products            2.13%
  150,000  Ajinomoto Company Incorporated                            1,639,697
  100,000  Kao Corporation                                           1,997,472
  100,000  Meiji Seika Incorporated                                    406,237
   50,000  Nippon Meat Packers Incorporated                            678,887
   50,000  Nissin Food Products Company
             Limited                                                 1,057,733
   50,000  Yamazaki Baking Company
             Limited                                                   672,566
                                                                 -------------
                                                                     6,452,592
                                                                 -------------
           Forest Products & Paper              0.66%
  200,000  Nippon Paper Industries Company                             765,276
  250,000  Oji Paper Company Limited                                 1,234,724
                                                                 -------------
                                                                     2,000,000
                                                                 -------------
           Health & Personal Care               5.28%
   50,000  Daiichi Pharmaceutical Company
             Limited                                                   761,062
   50,000  Eisai Company Limited                                       935,525
  100,000  Kyowa Hakko Kogyo Company
             Limited                                                   472,819
  100,000  Sankyo Company Limited                                    2,149,178
  100,000  Shionogi & Company Limited                                  774,547
  100,000  Shiseido Company Limited                                  1,213,654
   50,000  Taisho Pharmaceutical Company
             Limited                                                 1,327,434
  200,000  Takeda Chemical Industries                                6,877,370
   50,000  Yamanouchi Pharmaceutical
             Company Limited                                         1,525,495
                                                                 -------------
                                                                    16,037,084
                                                                 -------------


 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           Industrial Components                4.57%
  150,000  Bridgestone Corporation                               $   3,356,511
  200,000  Denso Corporation                                         3,472,398
  100,000  Fujikura Limited                                            539,402
  150,000  Furukawa Electric Company
             Limited                                                   562,579
  100,000  Minebea Company Limited                                     994,522
  100,000  NGK Insulators Limited                                    1,147,071
   50,000  NGK Spark Plug Company
             Limited                                                   549,937
  150,000  NSK Limited                                                 681,416
  150,000  NTN Corporation                                             458,913
  200,000  Sumitomo Electric Industries                              2,105,352
                                                                 -------------
                                                                    13,868,101
                                                                 -------------

           Insurance                            2.42%
  200,000  Mitsui Marine & Fire Insurance
             Company Limited                                           945,638
  100,000  Nichido Fire & Marine Insurance
             Company Limited                                           536,873
  150,000  Nippon Fire & Marine Insurance
             Company Limited                                           462,705
  200,000  Sumitomo Marine & Fire Insurance
             Company Limited                                         1,114,201
  400,000  Tokio Marine & Fire Insurance
             Company Limited                                         4,281,500
                                                                 -------------
                                                                     7,340,917
                                                                 -------------
           Leisure & Tourism                    0.08%
   50,000  Tokyo Dome Corporation                                      257,059
                                                                 -------------
           Machinery & Engineering              3.16%
  100,000  Amada Company Limited                                       492,204
  100,000  Daikin Industries Limited                                   800,674
   50,000  Ebara Corporation                                           520,017
  250,000  Hitachi Zosen Corporation                                   305,520
  300,000  Kawasaki Heavy Industries Limited                           573,957
  250,000  Komatsu Limited                                           1,224,189
  350,000  Kubota Corporation                                          861,357
   50,000  Kurita Water Industries Limited                             659,503
  700,000  Mitsubishi Heavy Industries Limited                       2,601,770
  300,000  Mitsui Engineering & Shipbuilding
             Company Limited*                                          265,487
  200,000  Sumitomo Heavy Industries Limited                           446,692
   50,000  Toyoda Automatic Loom Works
             Limited                                                   884,922
                                                                 -------------
                                                                     9,596,292
                                                                 -------------

           Merchandising                        3.71%
  150,000  Daiei, Incorporated                                         372,946
   50,000  Hankyu Department Stores                                    308,049
   50,000  Isetan Company Limited
             Incorporated                                              434,471
  100,000  Ito-Yokado Company Limited                                5,832,280
   50,000  Jusco Company Limited                                       809,524
  100,000  Marui Company Limited                                     1,635,061
  100,000  Mitsukoshi Limited                                          241,045
   50,000  Mycal Corporation                                           280,236
   50,000  Seiyu Limited*                                              172,777
   50,000  Takashimaya Company Limited                                 375,895
   50,000  Uny Company Limited                                         801,096
                                                                 -------------
                                                                    11,263,380
                                                                 -------------

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Japan WEBS Index Series (concluded)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Metals - Non-Ferrous                 0.33%
  250,000  Mitsubishi Materials Corporation                      $     438,264
  200,000  Nippon Light Metal Company
             Limited                                                   197,219
  100,000  Sumitomo Metal Mining Company                               364,939
                                                                 -------------
                                                                     1,000,422
                                                                 -------------
           Metals - Steel                       1.41%
  450,000  Kawasaki Steel Corporation                                  701,643
1,300,000  Nippon Steel Corporation                                  2,278,972
  700,000  NKK Corporation                                             412,979
  650,000  Sumitomo Metal Industries Limited*                          651,917
   50,000  Tokyo Steel Manufacturing
             Company Limited                                           224,189
                                                                 -------------
                                                                     4,269,700
                                                                 -------------
           Miscellaneous Materials &
             Commodities                        1.20%
  250,000  Asahi Glass Company Limited                               1,662,453
   50,000  Nitto Denko Corporation                                     748,420
   50,000  Toyo Seikan Kaisha Limited                                  952,381
  200,000  Ube Industries Limited                                      283,186
                                                                 -------------
                                                                     3,646,440
                                                                 -------------
           Real Estate                          1.37%
  300,000  Mitsubishi Estate Company
             Limited                                                 2,960,809
  150,000  Mitsui Fudosan Company Limited                            1,202,276
                                                                 -------------
                                                                     4,163,085
                                                                 -------------
           Recreation - Other Consumer
             Goods                              2.32%
  100,000  Casio Computer Company Limited                              666,667
  100,000  Citizen Watch Company Limited                               676,780
  100,000  Fuji Photo Film Company                                   3,674,673
  100,000  Konica Corporation                                          420,565
   50,000  Shimano Incorporated                                      1,150,442
   50,000  Yamaha Corporation                                          462,284
                                                                 -------------
                                                                     7,051,411
                                                                 -------------
           Telecommunications                   6.93%
    2,550  Nippon Telegraph & Telephone
             Corporation                                            21,018,963
                                                                 -------------
           Textiles & Apparel                   0.20%
   50,000  Nisshinbo Industries Incorporated                           166,456
  350,000  Toyobo Company Limited                                      436,578
                                                                 -------------
                                                                       603,034
                                                                 -------------
           Transportation - Airlines            0.34%
  400,000  Japan Airlines Company Limited                            1,021,492
                                                                 -------------
           Transportation - Road & Rail         4.43%
      800  East Japan Railway Company                                4,814,159
  250,000  Hankyu Corporation                                        1,051,412
  100,000  Keihin Electric Express Railway
             Company Limited                                           307,627
  300,000  Kinki Nippon Railway Company
             Limited                                                 1,582,807
  200,000  Nagoya Railroad Company
             Limited                                                   675,938


 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           Transportation - Road & Rail (continued)
  150,000  Nankai Electric Railway
             Company Limited                                     $     704,172
  200,000  Nippon Express Company Limited                            1,001,264
  150,000  Odakyu Electric Railway Company                             505,689
   50,000  Seino Transportation Company
             Limited                                                   265,487
  200,000  Tobu Railway Company Limited                                574,800
  250,000  Tokyu Corporation                                           604,720
  100,000  Yamato Transport Company
             Limited                                                 1,345,976
                                                                 -------------
                                                                    13,434,051
                                                                 -------------
           Transportation - Shipping            0.49%
  300,000  Mitsui O.S.K. Lines Limited                                 467,762
  300,000  Nippon Yusen Kabushiki Kaisha                             1,011,378
                                                                 -------------
                                                                     1,479,140
                                                                 -------------
           Utilities - Electrical & Gas         4.76%
  200,000  Kansai Electric Power Company
             Incorporated                                            3,809,524
  550,000  Osaka Gas Company Limited                                 1,645,596
  100,000  Tohoku Electric Power Company
             Incorporated                                            1,543,194
  300,000  Tokyo Electric Power Company                              6,055,626
  600,000  Tokyo Gas Company Limited                                 1,405,815
                                                                 -------------
                                                                    14,459,755
                                                                 -------------
           Wholesale & International Trade      1.92%
  300,000  Itochu Corporation                                          525,917
  300,000  Marubeni Corporation                                        498,104
  300,000  Mitsubishi Corporation                                    1,618,205
  400,000  Mitsui & Company Limited                                  2,177,834
  200,000  Sumitomo Corporation                                      1,004,635
                                                                 -------------
                                                                     5,824,695
                                                                 -------------
           TOTAL COMMON STOCK - BASKET
             (Cost $332,110,889)                                   303,445,849
                                                                 -------------
           COMMON STOCK -
             NON-BASKET                         0.01%
           Electronic Components,
             Instruments
      352  Tokyo Electron Limited               0.01%                   16,020
                                                                 -------------
           Financial Services                   0.00%
      400  Credit Saison Company Limited                                 8,411
                                                                 -------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $19,139)                                             24,431
                                                                 -------------
           Total Investments
             (Cost $332,130,028)+             100.00%            $ 303,470,280
                                              =======            =============

----------------
 *   Non-income producing security.
 +   Aggregate cost for Federal income tax purposes is $334,375,631.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
          Excess of value over tax cost                          $   9,065,147
          Excess of tax cost over value                            (39,970,498)
                                                                 -------------
                                                                 $ (30,905,351)
                                                                 =============

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Malaysia (Free) WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           COMMON STOCK - BASKET               99.80%
           Automobiles                          4.60%
  454,000  Edaran Otomobil Nasional BHD                          $     523,846
  454,000  Oriental Holdings BHD                                       559,665
  681,000  Perusahaan Otomobil
             Nasional BHD                                              711,894
1,589,000  Tan Chong Motor Holdings BHD                                341,619
                                                                 -------------
                                                                     2,137,024
                                                                 -------------
           Banking                             14.39%
1,135,000  Commerce Asset Holdings BHD                                 788,008
2,951,000  Malayan Banking BHD                                       4,074,359
2,043,000  Public Bank BHD (Foreign)                                   846,213
2,043,000  RHB Capital BHD                                             983,219
                                                                 -------------
                                                                     6,691,799
                                                                 -------------
           Beverages & Tobacco                  6.00%
1,135,000  Guinness Anchor BHD                                         828,304
  454,000  Rothmans of Pall Mall BHD                                 1,961,065
                                                                 -------------
                                                                     2,789,369
                                                                 -------------
           Broadcasting & Publishing            0.62%
  454,000  New Straits Times Press BHD                                 286,548
                                                                 -------------
           Building Materials &
             Components                         2.04%
  681,000  Hume Industries (Malaysia) BHD                              359,976
  908,000  Malayan Cement BHD                                          218,493
2,043,000  Pan Malaysia Cement Works BHD                               370,722
                                                                 -------------
                                                                       949,191
                                                                 -------------
           Construction & Housing               3.63%
  227,000  Ekran BHD*                                                   40,072
1,589,000  YTL Corporation BHD                                       1,645,414
                                                                 -------------
                                                                     1,685,486
                                                                 -------------
           Electrical & Electronics             0.17%
  681,000  Time Engineering BHD*                                        81,263
                                                                 -------------
           Electronic Components,
             Instruments                        1.14%
  454,000  Malaysian Pacific Industries BHD                            528,324
                                                                 -------------
           Energy Sources                       1.13%
  681,000  Shell Refining Company BHD                                  523,846
                                                                 -------------
           Financial Services                   2.58%
  681,000  AMMB Holdings BHD                                           467,432
1,135,000  Idris Hydraulic (Malaysia) BHD*                             164,541
1,135,000  MBF Capital BHD*                                            133,200
  908,000  Rashid Hussain BHD*                                         433,404
                                                                 -------------
                                                                     1,198,577
                                                                 -------------
           Food & Household Products            3.95%
  454,000  Nestle (Malaysia) BHD                                     1,316,331
  681,000  Perlis Plantations BHD                                      521,160
                                                                 -------------
                                                                     1,837,491
                                                                 -------------
           Industrial Components                0.38%
  908,000  Leader Universal Holdings BHD*                              178,197
                                                                 -------------
           Leisure & Tourism                    6.77%
2,951,000  Magnum Corporation BHD                                    1,140,821
2,043,000  Resorts World BHD                                         2,006,734
                                                                 -------------
                                                                     3,147,555
                                                                 -------------
           Machinery & Engineering              1.14%
  681,000  UMW Holdings BHD                                            529,219
                                                                 -------------

 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           Metals - Steel                       0.40%
2,497,000  Amsteel Corporation BHD                               $     187,152
                                                                 -------------
           Miscellaneous Materials &
             Commodities                        8.04%
2,043,000  Golden Hope Plantations BHD                               1,531,243
1,589,000  Highlands & Lowlands BHD                                    717,714
  681,000  IOI Corporation BHD                                         278,041
  227,000  Kian Joo Can Factory BHD                                    235,059
  908,000  Kuala Lumpur Kepong BHD                                     976,055
                                                                 -------------
                                                                     3,738,112
                                                                 -------------
           Multi-Industry                       9.70%
3,178,000  Berjaya Group BHD                                           520,264
  454,000  Land & General BHD*                                          71,637
1,816,000  Malaysia Mining Corporation BHD                             651,897
1,589,000  Multi-Purpose Holdings BHD*                                 426,241
2,724,000  Sime Darby BHD                                            2,278,059
1,135,000  United Engineers (Malaysia) BHD*                            559,665
                                                                 -------------
                                                                     4,507,763
                                                                 -------------
           Real Estate                          1.15%
2,043,000  Hong Leong Properties BHD                                   278,041
1,135,000  Malaysian Resources Corporation
             BHD                                                       257,446
                                                                 -------------
                                                                       535,487
                                                                 -------------
           Telecommunications                  15.65%
2,043,000  Technology Resources Industries
             BHD                                                       705,178
4,086,000  Telekom Malaysia BHD                                      6,568,225
                                                                 -------------
                                                                     7,273,403
                                                                 -------------
           Transportation - Airlines            0.49%
  681,000  Malaysian Airline System BHD                                229,686
                                                                 -------------
           Transportation - Shipping            4.30%
2,043,000  Malaysia International Shipping
             BHD (Foreign)                                           1,998,675
                                                                 -------------
           Utilities - Electrical & Gas        11.53%
4,313,000  Tenaga Nasional BHD                                       5,359,349
                                                                 -------------
           TOTAL COMMON STOCK - BASKET
             (Cost $70,468,510)                                     46,393,516
                                                                 -------------
           COMMON STOCK -
             NON-BASKET                         0.20%
           Banking                              0.20%
  226,399  Public Bank BHD (Foreign)                                    93,775
                                                                 -------------
           Metals - Steel                       0.00%
   35,944  Silverstone BHD*,**                                               0
                                                                 -------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $86,017)                                             93,775
                                                                 -------------

           Total Investments
             (Cost $70,554,527)+              100.00%            $  46,487,291
                                              =======            =============
-------------------
  *  Non-income producing security.
 **  Fair valued security.
  + Aggregate cost for Federal income tax purposes is $73,243,954. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                         $      77,911
           Excess of tax cost over value                           (26,834,574)
                                                                 -------------
                                                                 $ (26,756,663)
                                                                 =============


                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Mexico (Free) WEBS Index Series
--------------------------------------------------------------------------------
NO. OF
SHARES    SECURITY                                                  VALUE
-------   --------                                                  -----
          COMMON STOCK - BASKET                99.53%
          Banking                               2.74%
132,000   Grupo Financiero Banamex
            Accival SA de CV - Series B*                         $     202,718
 11,000   Grupo Financiero Banamex
            Accival SA de CV - Series L*                                15,560
495,000   Grupo Financiero Bancomer
            SA de CV - Series  B                                       117,530
                                                                 -------------
                                                                       335,808
                                                                 -------------
          Beverages & Tobacco                  20.98%
 99,000   Empresas La Moderna SA
            de CV - Series A*                                          584,148
198,000   Fomento Economico Mexicano
            SA de CV - Series UBD                                      523,132
 53,900   Grupo Continental SA                                         134,512
594,000   Grupo Modelo SA de CV -
            Series C                                                 1,326,335
                                                                 -------------
                                                                     2,568,127
                                                                 -------------
          Broadcasting & Publishing             4.96%
 44,000   Grupo Televisa SA - Series CPO*                              606,820
                                                                 -------------
          Building Materials &
            Components                          6.78%
 55,000   Apasco SA de CV                                              243,951
 88,000   Cemex SA de CV - Series A                                    252,508
 77,000   Cemex SA de CV - Series B                                    238,449
 33,000   Cemex SA de CV - Series CPO                                   95,191
                                                                 -------------
                                                                       830,099
                                                                 -------------
          Chemicals                             0.28%
 33,000   Cydsa SA de CV                                                33,675
                                                                 -------------
          Construction & Housing                1.31%
 22,000   Corporacion GEO SA de CV -
            Series B*                                                   58,459
132,000   Empresas ICA Sociedad
            Controladora SA de CV                                      101,359
                                                                 -------------
                                                                       159,818
                                                                 -------------
          Energy Equipment & Services           0.58%
 11,000   Tubos de Acero de Mexico SA                                   71,129
                                                                 -------------
          Financial Services                    0.53%
539,000   Grupo Financiero Probursa
            SA de CV - Series B*                                        65,350
                                                                 -------------
          Food & Household Products             5.55%
264,000   Grupo Industrial Bimbo
            SA de CV - Series A                                        528,133
176,000   Grupo Industrial Maseca
            SA de CV - Series B                                        151,149
                                                                 -------------
                                                                       679,282
                                                                 -------------
          Health & Personal Care                5.30%
209,000   Kimberly-Clark de Mexico
            SA de CV -Series A                                         649,331
                                                                 -------------


 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----


          Merchandising                        10.43%
 88,000   Cifra SA de CV - Series C*                             $     112,917
682,000   Cifra SA de CV - Series V*                                   882,001
198,000   Controladora Comercial
            Mexicana SA de CV -
            Series UBC                                                 166,042
242,000   Grupo Elektra SA de CV -
            Series CPO                                                 116,140
                                                                 -------------
                                                                     1,277,100
                                                                 -------------
          Metals - Non Ferrous                  4.62%
121,000   Grupo Mexico SA - Series B                                   334,362
 77,000   Industrias Penoles SA - Series CP                            231,836
                                                                 -------------
                                                                       566,198
                                                                 -------------
          Miscellaneous Materials &
            Commodities                         0.82%
 66,000   Vitro SA - Series A                                          100,292
                                                                 -------------
          Multi-Industry                        9.76%
143,000   Alfa SA de CV - Series A                                     353,978
341,000   Desc SA de CV - Series B                                     326,616
154,000   Grupo Carso SA de CV -
            Series A1                                                  515,019
                                                                 -------------
                                                                     1,195,613
                                                                 -------------
          Telecommunications                   24.89%
253,000   Telefonos de Mexico SA -
            Series A                                                   728,517
814,000   Telefonos de Mexico SA -
            Series L                                                 2,319,252
                                                                 -------------
                                                                     3,047,769
                                                                 -------------
          TOTAL COMMON STOCK - BASKET
            (Cost $13,193,577)                                      12,186,411
                                                                 -------------
          COMMON STOCK -
            NON-BASKET                          0.47%
          Machinery & Engineering               0.15%
 55,000   Consorcio Grupo Dina SA*                                      18,616
                                                                 -------------
          Miscellaneous Materials &
            Commodities                         0.32%
 72,000   Empaques Ponderosa SA
            de CV - Series B*                                           38,555
                                                                 -------------
          TOTAL COMMON STOCK - NON-BASKET
            (Cost $96,009)                                              57,171
                                                                 -------------

          Total Investments
            (Cost $13,289,586)+               100.00%            $  12,243,582
                                              =======            =============

----------------------
*    Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $13,312,167. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                         $     662,870
           Excess of tax cost over value                            (1,731,455)
                                                                 -------------
                                                                 $  (1,068,585)
                                                                 =============

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Netherlands WEBS Index Series
--------------------------------------------------------------------------------
NO. OF
SHARES    SECURITY                                                  VALUE
-------   --------                                                  -----

           COMMON STOCK - BASKET              100.00%
           Appliances & Household
             Durables                           4.76%
  17,600   Royal Philips Electronics NV                          $   1,226,905
                                                                 -------------
           Banking                              4.69%
  59,400   ABN Amro Holding NV                                       1,209,636
                                                                 -------------
           Beverages & Tobacco                  4.24%
  20,900   Heineken NV                                               1,092,139
                                                                 -------------
           Broadcasting & Publishing            6.47%
  50,424   Elsevier NV                                                 819,263
   4,400   Wolters Kluwer NV                                           847,724
                                                                 -------------
                                                                     1,666,987
                                                                 -------------
           Business & Public Services           6.93%
  13,134   Getronics NV                                                573,137
  28,600   TNT Post Group NV                                           978,022
  11,000   Vedior NV                                                   233,667
                                                                 -------------
                                                                     1,784,826
                                                                 -------------
           Chemicals                            3.69%
  25,080   Akzo Nobel NV                                               951,262
                                                                 -------------
           Construction & Housing               0.94%
  16,060   Hollandsche Beton Groep NV                                  153,387
   2,794   IHC Caland NV                                                90,177
                                                                 -------------
                                                                       243,564
                                                                 -------------
           Data Processing & Reproduction       2.26%
  20,900   Oce NV                                                      581,633
                                                                 -------------
           Energy Equipment & Services          0.81%
   8,580   Koninklijke Pakhoed NV                                      208,163
                                                                 -------------
           Energy Sources                      19.49%
 114,400   Royal Dutch/Shell Group                                   5,023,548
                                                                 -------------
           Financial Services                   9.56%
  44,000   Ing Groep NV                                              2,463,471
                                                                 -------------
           Food & Household Products            8.62%
  30,800   Unilever NV - CVA                                         2,221,471
                                                                 -------------

NO. OF
SHARES    SECURITY                                                  VALUE
-------   --------                                                  -----
           Forest Products & Paper              0.89%
  12,320   Buhrmann NV                                           $     230,600
                                                                 -------------
           Insurance                           10.25%
  25,300   Aegon NV                                                  2,641,348
                                                                 -------------
           Machinery & Engineering              0.46%
   6,358   Stork NV                                                    117,959
                                                                 -------------
           Merchandising                        4.76%
  31,900   Koninklijke Ahold NV                                      1,225,697
                                                                 -------------
           Metals - Steel                       0.77%
   6,600   Koninklijke Hoogovens NV                                    198,889
                                                                 -------------
           Telecommunications                   4.93%
  24,200   Koninklijke Kpn NV                                        1,269,896
                                                                 -------------
           Transportation - Airlines            2.02%
  18,700   KLM - Konin Luchvaart Mij NV                                521,435
                                                                 -------------
           Transportation - Road & Rail         1.09%
  24,200   Koninklijke Nedlloyd NV                                     280,280
                                                                 -------------
           Wholesale & International Trade      2.37%
  19,800   Hagemeyer NV                                                610,796
                                                                 -------------
           TOTAL COMMON STOCK - BASKET
             (Cost $26,773,410)                                     25,770,505
                                                                 -------------
           Total Investments
             (Cost $26,773,410)+              100.00%            $  25,770,505
                                              =======            =============
-------------------
+ Aggregate cost for Federal income tax purposes is $26,828,856. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                         $   1,215,210
           Excess of tax cost over value                            (2,273,561)
                                                                 -------------
                                                                 $  (1,058,351)
                                                                 =============


                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Singapore (Free) WEBS Index Series
--------------------------------------------------------------------------------
NO. OF
SHARES     SECURITY                                                  VALUE
-------    --------                                                  -----
            COMMON STOCK - BASKET              100.00%
            Automobiles                          0.63%
   160,000  Cycle & Carriage Limited                              $     585,366
                                                                  -------------
            Banking                             26.78%
   960,000  Development Bank of Singapore
              Limited (Foreign)                                       6,968,641
 1,760,000  Oversea-Chinese Banking
              Corporation Limited                                    11,753,775
   640,000  Overseas Union Bank Limited                               2,341,463
   640,000  United Overseas Bank
              Limited (Foreign)                                       3,753,775
                                                                  -------------
                                                                     24,817,654
                                                                  -------------
            Beverages & Tobacco                  2.93%
   800,000  Fraser & Neave Limited                                    2,717,770
                                                                  -------------
            Broadcasting & Publishing            3.34%
   272,000  Singapore Press Holdings
              Limited (Foreign)                                       3,095,935
                                                                  -------------
            Business & Public Services           1.52%
   640,000  Parkway Holdings Limited                                  1,122,416
   160,000  Sembawang Marine and
               Logistics Limited                                        282,462
                                                                  -------------
                                                                      1,404,878
                                                                  -------------
            Electronic Components,
              Instruments                        2.96%
   160,000  Creative Technology Limited                               2,072,009
   160,000  Venture Manufacturing
              (Singapore) Limited                                       673,635
                                                                  -------------
                                                                      2,745,644
                                                                  -------------
            Leisure & Tourism                    1.63%
   160,000  Hotel Properties Limited                                     69,686
   960,000  Shangri-La Hotel Limited                                  1,438,328
                                                                  -------------
                                                                      1,508,014
                                                                  -------------
            Machinery & Engineering              3.71%
 4,000,000  Singapore Technologies
              Engineering Limited                                     3,437,863
                                                                  -------------
            Merchandising                        0.44%
   160,000  Robinson & Company Limited                                  406,969
                                                                  -------------
            Metals - Steel                       0.33%
   320,000  Natsteel Limited                                            302,904
                                                                  -------------

 NO. OF
 SHARES     SECURITY                                                  VALUE
 -------    --------                                                  -----
            Multi-Industry                      10.60%
   640,000  Haw Par Corporation Limited                              $  717,305
 1,600,000  Keppel Corporation Limited                                3,716,609
 2,880,000  Sembcorp Industries Limited*                              3,127,526
 2,560,000  Straits Trading Company Limited                           2,259,698
                                                                  -------------
                                                                      9,821,138
                                                                  -------------
            Real Estate                         13.14%
   960,000  City Developments Limited                                 4,013,937
 2,240,000  DBS Land Limited                                          2,770,732
   160,000  First Capital Corporation Limited                           117,073
 5,920,000  United Industrial Corporation
               Limited                                                2,440,883
 4,480,000  United Overseas Land Limited                              2,835,772
                                                                  -------------
                                                                     12,178,397
                                                                  -------------
            Telecommunications                  16.21%
10,559,994  Singapore Telecommunications
               Limited                                               15,024,382
                                                                  -------------
            Transportation - Airlines           12.73%
 1,600,000  Singapore Airlines Limited
               (Foreign)                                             11,800,232
                                                                  -------------
            Transportation - Road & Rail         1.76%
 5,920,000  Comfort Group Limited                                     1,632,985
                                                                  -------------
            Transportation - Shipping            1.29%
 3,520,000  Neptune Orient Lines Limited*                             1,195,819
                                                                  -------------
            TOTAL COMMON STOCK - BASKET
               (Cost $86,631,301)                                    92,675,950
                                                                  -------------
            Total Investments
               (Cost $86,631,301)+             100.00%            $  92,675,950
                                               =======            =============

-------------------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $91,914,825.
  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
          Excess of value over tax cost                           $   7,982,488
          Excess of tax cost over value                              (7,221,363)
                                                                  -------------
                                                                  $     761,125
                                                                  =============


                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Spain WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES     SECURITY                                                  VALUE
 -------    --------                                                  -----

           COMMON STOCK - BASKET                99.74%
           Banking                              28.69%
  76,000   Argentaria SA                                          $   1,818,841
 332,500   Banco Bilbao Vizcaya SA                                    4,924,114
 165,300   Banco Central Hispanoamericano
             SA                                                       1,972,545
 147,250   Banco Santander SA                                         2,925,893
                                                                  -------------
                                                                     11,641,393
                                                                  -------------
           Beverages & Tobacco                   3.41%
  21,166   El Aguila SA*                                                232,361
  51,300   Tabacalera SA                                              1,151,126
                                                                  -------------
                                                                      1,383,487
                                                                  -------------
           Business & Public Services            5.50%
  76,000   Autopistas Concesionaria
             Espanola SA                                              1,077,955
  16,112   Prosegur Cia de Seguridad SA                                 158,129
  15,960   Sociedad General de Aguas de
             Barcelona SA                                               995,189
                                                                  -------------
                                                                      2,231,273
                                                                  -------------
           Chemicals                             0.38%
 126,977   Ercros SA*                                                   153,335
                                                                  -------------
           Construction & Housing                5.38%
   9,500   Actividades de Construccion y
             Servicios SA                                               350,419
  16,093   Dragados & Construcciones SA                                 621,877
  17,100   Fomento de Construcciones y
             Contratas SA                                             1,212,699
                                                                  -------------
                                                                      2,184,995
                                                                  -------------
           Energy Sources                        4.43%
  34,200   Repsol SA                                                  1,798,399
                                                                  -------------
           Food & Household Products             1.23%
  24,491   Azucarera Ebro Agricolas SA                                  500,623
                                                                  -------------
           Forest Products & Paper               0.31%
   7,600   Empresa Nacional de Celulosas
             SA                                                         125,483
                                                                  -------------
           Insurance                             1.14%
  21,128   Corporacion Mapfre                                           461,568
                                                                  -------------
           Leisure & Tourism                     1.29%
   5,700   Sol Melia SA                                                 212,066
  38,000   TelePizza SA*                                                310,788
                                                                  -------------
                                                                        522,854
                                                                  -------------

 NO. OF
 SHARES     SECURITY                                                  VALUE
 -------    --------                                                  -----

           Machinery & Engineering               0.69%
   9,500   Zardoya Otis SA                                        $     277,936
                                                                  -------------
           Metals - Steel                        1.07%
  16,625   Acerinox SA                                                  434,556
                                                                  -------------
           Miscellaneous Materials &
             Commodities                         0.52%
   6,973   Viscofan Industria Navarra De
             Envolturas Celulosicas SA                                  212,196
                                                                  -------------
           Multi-Industry                        1.47%
   4,123   Corporacion Financiera Alba SA                               595,201
                                                                  -------------
           Real Estate                           3.39%
  23,161   Inmobiliaria Urbis SA*                                       373,765
   9,500   Metrovacesa SA                                               244,563
  62,244   Vallehermoso SA                                              759,165
                                                                  -------------
                                                                      1,377,493
                                                                  -------------
           Telecommunications                   18.17%
 161,500   Telefonica SA                                              7,375,482
                                                                  -------------
           Utilities - Electrical & Gas         22.67%
 163,400   Endesa SA                                                  4,330,260
  19,000   Gas Natural SDG SA                                         1,888,716
 114,000   Iberdrola SA                                               1,783,381
  70,300   Union Electrica Fenosa SA                                  1,195,450
                                                                  -------------
                                                                      9,197,807
                                                                  -------------
           TOTAL COMMON STOCK - BASKET
             (Cost $36,199,518)                                      40,474,081
                                                                  -------------
           COMMON STOCK -
             NON-BASKET                          0.26%
           Telecommunications                    0.26%
   2,324   Telefonica SA                                                106,134
                                                                  -------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $82,241)                                             106,134
                                                                  -------------

           Total Investments
             (Cost $36,281,759)+               100.00%            $  40,580,215
                                               =======            =============

---------------------
*   Non-income producing security.
+   Aggregate cost for Federal income tax purposes is $36,287,841.
    The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                          $   4,678,653
           Excess of tax cost over value                               (386,279)
                                                                  -------------
                                                                     $4,292,374
                                                                  =============

                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Sweden WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES     SECURITY                                                  VALUE
 -------    --------                                                  -----

           COMMON STOCK - BASKET               100.00%
           Appliances & Household
             Durables                            4.53%
  38,500   Electrolux AB - B                                       $    729,025
                                                                   ------------
           Automobiles                           4.39%
  13,200   Volvo AB - A                                                 335,144
  14,300   Volvo AB - B                                                 370,038
                                                                   ------------
                                                                        705,182
                                                                   ------------
           Banking                              11.05%
  27,500   ForeningsSparbanken AB                                       627,892
  47,300   Skandinaviska Enskilda Banken - A                            527,028
  17,600   Svenska Handelsbanken - A                                    621,529
                                                                   ------------
                                                                      1,776,449
                                                                   ------------
           Beverages & Tobacco                   0.90%
  44,000   Swedish Match AB                                             145,202
                                                                   ------------
           Business & Public Services            5.74%
   7,700   Esselte AB - A                                               118,613
   6,600   Esselte AB - B                                               105,285
  30,800   Securitas AB - B                                             508,207
   4,400   WM-Data AB - B                                               190,209
                                                                   ------------
                                                                        922,314
                                                                   ------------
           Chemicals                             1.97%
  11,000   AGA AB - A                                                   144,666
  13,200   AGA AB - B                                                   172,796
                                                                   ------------
                                                                        317,462
                                                                   ------------
           Construction & Housing                2.47%
  12,100   Skanska AB - B                                               396,359
                                                                   ------------
           Electrical & Electronics             26.91%
  52,800   ABB AB - A                                                   597,954
  11,000   ABB AB - B                                                   123,904
 136,400   Ericsson LM - B                                            3,604,335
                                                                   ------------
                                                                      4,326,193
                                                                   ------------
           Financial Services                    0.80%
   9,900   Om Gruppen AB                                                128,994
                                                                   ------------
           Forest Products & Paper               2.72%
  22,000   Svenska Cellulosa AB - B                                     438,018
                                                                   ------------
           Health & Personal Care               15.97%
 107,800   Astra AB - A                                               2,133,159
  22,000   Astra AB - B                                                 433,999
                                                                   ------------
                                                                      2,567,158
                                                                   ------------

 NO. OF
 SHARES     SECURITY                                                  VALUE
 -------    --------                                                  -----

           Industrial Components                 1.85%
  11,000   SKF AB - A                                              $    145,336
  11,000   SKF AB - B                                                   151,364
                                                                   ------------
                                                                        296,700
                                                                   ------------
           Insurance                             5.02%
  44,000   Skandia Forsakrings AB                                       806,381
                                                                   ------------
           Machinery & Engineering               4.15%
  14,300   Atlas Copco AB - A                                           352,624
   7,700   Atlas Copco AB - B                                           187,999
   6,600   Sandvik AB - A*                                              126,181
                                                                   ------------
                                                                        666,804
                                                                   ------------
           Merchandising                         6.84%
  14,300   Hennes & Mauritz AB - B                                    1,100,536
                                                                   ------------
           Metals - Non Ferrous                  0.47%
   5,500   Granges AB                                                    75,682
                                                                   ------------
           Metals - Steel                        0.93%
   8,800   SSAB Svenskt Stal AB - A                                      92,694
   5,500   SSAB Svenskt Stal AB - B                                      56,929
                                                                   ------------
                                                                        149,623
                                                                   ------------
           Multi-Industry                        0.73%
  13,200   Trelleborg AB - B                                            118,144
                                                                   ------------
           Real Estate                           1.00%
   8,800   Diligentia AB                                                 58,402
  12,100   Drott AB - B*                                                103,142
                                                                   ------------
                                                                        161,544
                                                                   ------------
           Telecommunications                    1.56%
   6,600   NetCom AB - B*                                               251,559
                                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $14,911,075)                                      16,079,329
                                                                   ------------
           Total Investments
             (Cost $14,911,075)+               100.00%             $ 16,079,329
                                               =======             ============

-----------------------
 *   Non-income producing security.
 +   Aggregate cost for Federal income tax purposes is $14,929,981.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $  2,108,818
           Excess of tax cost over value                               (959,470)
                                                                   ------------
                                                                   $  1,149,348
                                                                   ============


                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
Switzerland WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES     SECURITY                                                  VALUE
 -------    --------                                                  -----

           COMMON STOCK - BASKET               100.00%
           Banking                              17.60%
     475   Banca del Gottardo                                    $      450,711
   2,356   Banque Cantonale Vaudoise                                    708,865
  11,362   Credit Suisse Group                                        1,764,164
  10,887   UBS AG                                                     3,388,336
     228   Vontobel Holding AG                                          369,747
                                                                 --------------
                                                                      6,681,823
                                                                 --------------
           Building Materials & Components       5.51%
   1,387   Forbo Holding AG                                             564,716
     627   Holderbank Financiere Glarus
             AG - Bearer                                                652,485
   3,477   Holderbank Financiere Glarus
             AG - Registered                                            875,788
                                                                 --------------
                                                                      2,092,989
                                                                 --------------
           Business & Public Services            2.94%
   2,109   Adecco SA                                                  1,106,093
      57   SGS Societe Generale de
             Surveillance Holding SA                                     11,407
                                                                 --------------
                                                                      1,117,500
                                                                 --------------
           Chemicals                             3.89%
     247   EMS-Chemie Holding AG*,**                                  1,261,335
     836   Sika Finanz AG                                               215,187
                                                                 --------------
                                                                      1,476,522
                                                                 --------------
           Electrical & Electronics              2.63%
     684   ABB AG - Bearer                                              835,470
     665   ABB AG - Registered                                          161,535
                                                                 --------------
                                                                        997,005
                                                                 --------------
           Financial Services                    2.43%
     304   Julius Baer Holding Limited AG**                             923,265
                                                                 --------------
           Food & Household Products             5.20%
   1,045   Nestle SA                                                  1,972,310
                                                                 --------------
           Health & Personal Care               33.96%
   3,477   Novartis AG                                                6,099,327
      57   Roche Holding AG - Bearer                                  1,018,574
     456   Roche Holding AG - Genussein                               5,774,343
                                                                 --------------
                                                                     12,892,244
                                                                 --------------

 NO. OF
 SHARES     SECURITY                                                  VALUE
 -------    --------                                                  -----

           Insurance                             9.42%
     798   Schweizerische Rueckversicherungs
             (Swiss Re)                                          $    1,786,978
   2,698   Zurich Allied AG                                           1,791,095
                                                                 --------------
                                                                      3,578,073
                                                                 --------------
           Leisure & Tourism                     0.19%
     133   Moevenpick Holding AG                                         73,058
                                                                 --------------
           Machinery & Engineering               1.91%
     190   Georg Fischer AG                                              62,280
      38   Schindler Holding AG - Participation
             Certificates                                                61,624
     285   Schindler Holding AG - Registered                            489,718
     190   Sulzer AG                                                    112,104
                                                                 --------------
                                                                        725,726
                                                                 --------------
           Merchandising                         3.28%
     646   Jelmoni Holding AG - Bearer                                  566,158
     456   Jelmoni Holding AG - Registered                               79,928
   2,717   Valora Holding AG                                            600,924
                                                                 --------------
                                                                      1,247,010
                                                                 --------------
           Multi-Industry                        4.40%
   1,501   Alusuisse Lonza Group AG                                   1,668,699
                                                                 --------------
           Recreation - Other Consumer
             Goods                               0.44%
   2,071   Tag Heuer International SA**                                 166,855
                                                                 --------------
           Telecommunications                    5.18%
   4,978   Swisscom AG*                                               1,968,390
                                                                 --------------
           Transportation - Airlines             1.02%
   1,805   SAirGroup                                                    388,627
                                                                 --------------
           TOTAL COMMON STOCK - BASKET
             (Cost $37,156,029)                                      37,970,096
                                                                 --------------

           Total Investments
             (Cost $37,156,029)+               100.00%           $   37,970,096
                                               =======           ==============

----------------------
 * Non-income producing security.
** Non index security.
 + Aggregate cost for Federal income tax purposes is $37,553,534.
   The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                         $    2,346,891
           Excess of tax cost over value                             (1,930,329)
                                                                 --------------
                                                                 $      416,562
                                                                 ==============


                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
United Kingdom WEBS Index Series
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----
           Common Stock - Basket               100.00%
           Aerospace & Military
             Technology                          1.31%
 109,620   British Aerospace Plc                                 $      696,299
  98,910   Rolls-Royce Plc                                              432,183
                                                                 --------------
                                                                      1,128,482
                                                                 --------------
           Banking                              15.14%
  78,540   Abbey National Plc                                         1,576,538
  89,355   Barclays Plc                                               2,384,824
 100,800   HSBC Holdings Plc ($HK10)                                  2,885,676
  50,400   HSBC Holdings Plc (75p)                                    1,469,483
 273,000   Lloyds TSB Group Plc                                       3,912,060
  42,525   Royal Bank of Scotland Group Plc                             829,763
                                                                 --------------
                                                                     13,058,344
                                                                 --------------
           Beverages & Tobacco                   4.57%
  94,752   British American Tobacco Plc                                 864,459
  61,320   Cadbury Schweppes Plc                                        940,105
 193,221   Diageo Plc                                                 2,134,279
                                                                 --------------
                                                                      3,938,843
                                                                 --------------
           Broadcasting & Publishing             2.91%
  94,710   British Sky Broadcasting Group Plc                           869,766
  39,375   Pearson Plc                                                  865,440
  80,640   Reed International Plc                                       776,081
                                                                 --------------
                                                                      2,511,287
                                                                 --------------
           Building Materials &
             Components                          1.49%
  56,910   Blue Circle Industries Plc                                   284,678
  31,710   BPB Plc                                                      121,157
  30,849   Caradon Plc                                                   76,107
  41,139   Hanson Plc                                                   336,279
  16,695   Hepworth Plc                                                  41,054
  17,745   RMC Group Plc                                                196,576
  34,965   Wolseley Plc                                                 225,736
                                                                 --------------
                                                                      1,281,587
                                                                 --------------
           Business & Public Services            3.46%
  18,018   Anglian Water Plc                                            209,270
  11,760   De La Rue Plc                                                 38,809
  25,200   Railtrack Group Plc                                          626,549
  88,074   Reuters Group Plc                                          1,228,228
  25,977   Thames Water Plc                                             425,723
  36,015   United Utilities Plc                                         456,664
                                                                 --------------
                                                                      2,985,243
                                                                 --------------
           Chemicals                             0.89%
  28,770   BOC Group Plc                                                388,535
  42,945   Imperial Chemical Industries Plc                             375,292
                                                                 --------------
                                                                        763,827
                                                                 --------------
           Construction & Housing                0.10%
  32,655   Taylor Woodrow Plc                                            88,671
                                                                 --------------
           Electrical & Electronics              1.53%
 165,480   General Electric Company Plc                               1,320,193
                                                                 --------------
           Electronic Components,
             Instruments                         0.90%
  16,275   Bowthorpe Plc                                                 97,902
 104,202   BTR Siebe Plc                                                439,447
  38,283   Williams Plc                                                 237,805
                                                                 --------------
                                                                        775,154
                                                                 --------------

 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           Energy Sources                        8.68%
 503,370   BP Amoco Plc                                          $    7,168,885
  13,545   Burmah Castrol Plc                                           176,088
  70,980   LASMO Plc                                                    136,452
                                                                 --------------
                                                                      7,481,425
                                                                 --------------
           Financial Services                    0.82%
  20,244   Provident Financial Plc                                      314,093
  19,215   Schroders Plc                                                396,170
                                                                 --------------
                                                                        710,263
                                                                 --------------
           Food & Household Products             2.98%
  68,145   Associated British Foods Plc                                 528,920
 204,960   Unilever Plc                                               1,970,076
  24,717   United Biscuits Holdings Plc                                  71,868
                                                                 --------------
                                                                      2,570,864
                                                                 --------------
           Forest Products & Paper               0.12%
  51,450   Arjo Wiggins Appleton Plc                                     99,320
                                                                 --------------
           Gold Mines                            0.09%
  11,928   Lonrho Plc                                                    76,578
                                                                 --------------
           Health & Personal Care               14.34%
 185,220   Glaxo Wellcome Plc                                         5,907,744
 294,000   Smithkline Beecham Plc                                     4,139,985
  55,755   Zeneca Group Plc                                           2,318,734
                                                                 --------------
                                                                     12,366,463
                                                                 --------------
           Industrial Components                 0.64%
  37,905   BBA Group Plc                                                230,143
  36,015   BICC Plc                                                      51,638
  59,010   LucasVarity Plc                                              268,004
                                                                 --------------
                                                                        549,785
                                                                 --------------
           Insurance                             6.66%
  94,752   Allied Zurich AG Plc*                                      1,398,770
  52,710   CGU Plc                                                      776,439
  79,989   Guardian Royal Exchange Plc                                  453,304
  74,277   Legal & General Group Plc                                    926,351
 105,000   Prudential Corporation Plc                                 1,421,374
  90,300   Royal & Sun Alliance Insurance
             Group Plc                                                  763,085
                                                                 --------------
                                                                      5,739,323
                                                                 --------------
           Leisure & Tourism                     3.62%
  55,125   Bass Plc                                                     764,767
  33,600   Carlton Communications Plc                                   331,576
  52,500   Granada Group Plc                                          1,058,461
  63,000   Ladbroke Group Plc                                           291,928
  58,485   Rank Group Plc                                               224,629
  40,845   Scottish & Newcastle Plc                                     449,202
                                                                 --------------
                                                                      3,120,563
                                                                 --------------
           Machinery & Engineering               0.96%
  37,800   GKN Plc                                                      511,089
  21,000   Smith Industries Plc                                         318,422
                                                                 --------------
                                                                        829,511
                                                                 --------------


                 See accompanying notes to financial statements.

February 28, 1999
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
United Kingdom WEBS Index Series (concluded)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           Merchandising                         7.82%
  59,535   Boots Company Plc                                     $      956,135
  64,155   Great Universal Stores Plc                                   817,072
  91,350   Kingfisher Plc                                             1,151,717
 182,175   Marks & Spencer Plc                                        1,225,017
  32,445   Next Plc                                                     376,313
  74,760   Safeway Plc                                                  321,271
 126,000   Sainsbury  Plc                                               727,676
 410,445   Tesco Plc                                                  1,163,833
                                                                 --------------
                                                                      6,739,034
                                                                 --------------
           Metals - Non Ferrous                  0.93%
  61,740   Rio Tinto Plc                                                799,667
                                                                 --------------
           Metals - Steel                        0.25%
 110,460   British Steel Plc                                            219,869
                                                                 --------------
           Miscellaneous Materials &
             Commodities                         0.18%
  74,340   Pilkington Plc                                                75,028
  25,788   Rexam Plc                                                     81,798
                                                                 --------------
                                                                        156,826
                                                                 --------------
           Multi-Industry                        0.32%
  44,310   TI Group Plc                                                 278,615
                                                                 --------------
           Real Estate                           1.16%
  38,115   British Land Company Plc                                     308,965
  40,215   Land Securities Plc                                          522,160
  22,806   MEPC Plc                                                     172,081
                                                                 --------------
                                                                      1,003,206
                                                                 --------------
           Recreation - Other Consumer
             Goods                               0.42%
  49,329   EMI Group Plc                                                364,108
                                                                 --------------
           Telecommunications                   12.35%
 334,425   British Telecommunications Plc                             5,791,445
 141,225   Cable & Wireless Plc                                       1,930,979
 159,600   Vodafone Group Plc                                         2,927,527
                                                                 --------------
                                                                     10,649,951
                                                                 --------------
           Textiles & Apparel                    0.05%
  67,095   Coats Viyella Plc                                             40,845
                                                                 --------------
 NO. OF
 SHARES    SECURITY                                                  VALUE
 -------   --------                                                  -----

           Transportation - Airlines             0.54%
  63,630   British Airways Plc                                   $      469,667
                                                                 --------------
           Transportation - Shipping             0.54%
  39,690   Peninsular & Oriental Steam
             Navigation Company Plc                                     466,384
                                                                 --------------
           Utilities - Electrical & Gas          4.23%
 222,243   BG Plc                                                     1,308,421
 251,895   Centrica Plc*                                                468,102
  87,192   National Grid Group Plc                                      629,964
  69,615   National Power Plc                                           553,155
  22,575   Scottish and Southern Energy Plc                             209,215
  51,870   Scottish Power Plc                                           479,047
                                                                 --------------
                                                                      3,647,904
                                                                 --------------
           TOTAL COMMON STOCK - BASKET
             (Cost $76,412,471)                                      86,231,802
                                                                 --------------
           COMMON STOCK -
             NON-BASKET                          0.00%
           Business & Public Services            0.00%
      11   Anglian Water Plc                                                128
                                                                 --------------
           Electronic Components,
             Instruments                         0.00%
      16   BTR Siebe Plc                                                     67
                                                                 --------------
           Energy Sources                        0.00%
      18   BP Amoco Plc                                                     256
                                                                 --------------
           Miscellaneous Materials &
             Commodities                         0.00%
      14   Rexam Plc                                                         44
                                                                 --------------
           Utilities - Electrical & Gas          0.00%
      18   Scottish and Southern Energy Plc                                 167
                                                                 --------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $733)                                                    662
                                                                 --------------

           Total Investments
             (Cost $76,413,204)+               100.00%           $   86,232,464
                                               =======           ==============
-------------------
 *   Non-income producing security.
 +   Aggregate cost for Federal income tax purposes is $76,529,186.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                         $   12,814,171
           Excess of tax cost over value                             (3,110,893)
                                                                 --------------
                                                                 $    9,703,278
                                                                 ==============

                 See accompanying notes to financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

February 28, 1999
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

                                          Australia     Austria     Belgium      Canada       France      Germany      Hong Kong
                                            WEBS         WEBS        WEBS         WEBS         WEBS         WEBS          WEBS
                                            Index        Index       Index        Index        Index        Index         Index
                                           Series       Series      Series       Series       Series       Series        Series
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Assets
  Investments, at value...............   $51,766,541  $ 9,232,495  $15,300,692  $15,394,622  $49,775,587  $86,705,543  $66,500,240
  Cash and foreign currency...........       409,213      380,903       40,749       86,334      113,935      168,054    4,742,933
  Collateral for securities loaned....     2,657,735       15,738    1,057,056    1,249,755    1,503,150    8,587,468    3,396,090
  Dividends receivable................        93,925       14,452       41,213       18,843      248,862       20,384       27,041
  Interest receivable.................           553           12          425          206          370        2,593        1,596
  Receivable for securities sold......            --       30,712      860,281           --           --           --    1,453,929
  Deferred organization cost..........        65,306       48,566       21,212       46,129      126,611      120,287       33,527
  Prepaid expenses....................           186          106           83           50          304          287           88
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total assets....................    54,993,459    9,722,984   17,321,711   16,795,939   51,768,819   95,604,616   76,155,444
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Liabilities
  Payable for securities
    purchased.........................            --      153,510      819,427       25,770           --           --    6,114,806
  Payable for securities loaned.......     2,657,735       15,738    1,057,056    1,249,755    1,503,150    8,587,468    3,396,090
  Advisory fee payable................        22,354        4,097        7,177        6,725       22,969       36,766       28,684
  Administration fee payable..........        18,214        3,338        5,848        5,479       18,715       29,958       23,372
  Distribution fee payable............        16,558        3,035        5,316        4,981       17,014       27,234       21,247
  Custody fee payable.................        22,612        8,799        9,248       17,468       25,214       34,858       39,341
  Accrued expenses....................        14,114        5,424        3,663       12,035       14,000       19,338       17,105
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total liabilities...............     2,751,587      193,941    1,907,735    1,322,213    1,601,062    8,735,622    9,640,645
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net Assets
  Capital stock, $0.001 par value.....         5,400        1,000          800        1,300        2,401        4,201        7,651
  Paid-in capital.....................    56,846,310   10,956,297   11,851,643   15,345,805   42,013,419   80,843,409   82,841,913
  Accumulated net investment
    income/(loss).....................       175,594      (40,994)    (913,245)      31,008     (229,822)    (179,415)     (44,553)
  Accumulated net realized gain/
    (loss) on investments.............      (980,913)    (661,782)   3,922,665       42,546    3,596,998    6,320,824  (15,273,038)
  Net unrealized appreciation/
    (depreciation) on investments
    and translation of other
    assets and liabilities
    denominated in foreign
    currencies........................    (3,804,519)    (725,478)     552,113       53,067    4,784,761     (120,025)  (1,017,174)
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Net Assets..........................   $52,241,872  $ 9,529,043  $15,413,976  $15,473,726  $50,167,757  $86,868,994  $66,514,799
                                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
   Shares of common stock issued
    and outstanding...................     5,400,030    1,000,030      800,030    1,300,030    2,401,000    4,201,000    7,651,000
                                         ===========  ===========  ===========  ===========  ===========  ===========  ===========
  Net Asset Value Per Share...........   $      9.67  $      9.53  $     19.27  $     11.90  $     20.89  $     20.68  $      8.69
                                         ===========  ===========  ===========  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                                       44


                                                                                                              WEBS INDEX FUND, INC.

                              Malaysia      Mexico                   Singapore                                            United
    Italy         Japan        (Free)       (Free)    Netherlands     (Free)         Spain      Sweden     Switzerland    Kingdom
    WEBS          WEBS          WEBS         WEBS        WEBS          WEBS          WEBS        WEBS         WEBS         WEBS
    Index         Index         Index        Index       Index         Index         Index       Index        Index        Index
   Series        Series        Series       Series      Series        Series        Series      Series       Series       Series
------------  ------------  -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------

$ 75,847,877  $303,470,280  $46,487,291  $12,243,582  $25,770,505  $ 92,675,950  $40,580,215  $16,079,329  $37,970,096  $86,232,464
      52,630       937,656    2,766,081       46,063       73,386       198,603      278,137       87,150      217,290      249,651
  32,506,100    59,278,434         --        972,127    8,067,900    24,247,136    5,587,068    1,006,020      878,105         --
      12,789       107,369       24,500         --          4,074         1,756       15,036         --         34,002      296,881
       6,247        19,559        2,349          346          884        23,898          844          127          330           73
        --            --           --           --           --         322,417         --           --           --           --
      63,759       265,448       35,539       35,905       30,068        42,675       52,717       34,321       81,031       76,498
         138           614           92         --             52           111          136           99          200          229
------------  ------------  -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
 108,489,540   364,079,360   49,315,852   13,298,023   33,946,869   117,512,546   46,514,153   17,207,046   39,181,054   86,855,796
------------  ------------  -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------


        --            --           --           --           --         147,739         --           --           --           --
  32,506,100    59,278,434         --        972,127    8,067,900    24,247,136    5,587,068    1,006,020      878,105         --
      34,204       133,155       23,129        5,509       11,283        40,589       15,756        7,083       17,371       37,477
      27,870       108,497       18,846        4,489        9,194        33,073       12,839        5,771       14,154       30,536
      25,337        98,633       17,132        4,081        8,358        30,066       11,671        5,246       12,868       27,760
      25,012       108,716       25,679       21,359       17,240        47,693       20,621        8,263       21,298       38,412
      16,134        76,594       66,969        6,442        7,815        26,868       14,089        7,015       12,294       25,836
------------  ------------  -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
  32,634,657    59,804,029      151,755    1,014,007    8,121,790    24,573,164    5,662,044    1,039,398      956,090      160,021
------------  ------------  -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------

       3,000        30,001       17,025        1,100        1,101        16,000        1,425          825        2,376        4,201
  56,085,088   352,959,704   88,604,608   13,955,843   24,971,914   103,628,895   35,740,630   14,968,000   36,845,977   73,509,488

  (2,775,128)     (802,410)    (206,017)       5,494      (40,061)     (730,542)      43,460      (77,555)    (169,713)     (32,223)

   5,224,456   (19,261,235) (15,184,284)    (632,578)   1,895,338   (16,019,968)     768,296      109,576      732,516    3,404,131





  17,317,467   (28,650,729)  24,067,235   (1,045,843)  (1,003,213)    6,044,997    4,298,298    1,166,802      813,808    9,810,178
------------  ------------  -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
$ 75,854,883  $304,275,331  $49,164,097  $12,284,016  $25,825,079  $ 92,939,382  $40,852,109  $16,167,648  $38,224,964  $86,695,775
============  ============  ===========  ===========  ===========  ============  ===========  ===========  ===========  ===========

   3,000,030    30,001,000   17,025,030    1,100,030    1,101,000    16,000,030    1,425,030      825,030    2,376,000    4,201,000
============  ============  ===========  ===========  ===========  ============  ===========  ===========  ===========  ===========
$      25.28  $      10.14  $      2.89  $     11.17  $     23.46  $       5.81  $     28.67  $     19.60  $     16.09  $     20.64
============  ============  ===========  ===========  ===========  ============  ===========  ===========  ===========  ===========

For the six month period ending February 28, 1999

STATEMENTS OF OPERATIONS (Unaudited)

                                            Australia     Austria      Belgium        Canada        France         Germany
                                              WEBS          WEBS         WEBS          WEBS          WEBS           WEBS
                                              Index         Index        Index         Index         Index          Index
                                             Series        Series       Series        Series        Series         Series
                                           -----------   -----------   -----------   -----------  -----------   -----------
Investment income:
  Dividends (net of foreign
    withholding taxes) ..................  $   651,598   $     5,746   $    36,150   $   109,515  $    23,255   $   123,281
  Interest ..............................        7,755           937         6,647         3,420        2,367        28,711
                                           -----------   -----------   -----------   -----------  -----------   -----------
    Total investment income .............      659,353         6,683        42,797       112,935       25,622       151,992
                                           -----------   -----------   -----------   -----------  -----------   -----------
Expenses:
  Advisory fees .........................       57,611        11,256        26,867        15,190       61,468        95,926
  Administration fees ...................       46,943         9,171        21,892        12,377       50,086        78,162
  Distribution fees .....................       42,675         8,338        19,902        11,252       45,532        71,057
  Custodian fees and expenses ...........       19,522         8,862        11,386         4,619       20,549        31,361
  Transfer agent fees ...................        4,182         3,232         6,382         3,482        5,182         5,982
  Directors' fees .......................        5,197         1,223         2,243         1,140        5,569         8,677
  Legal fees ............................        7,387         1,695         4,568         1,828        9,194        14,333
  Audit fees ............................        6,882           881         7,080         4,271        3,107         5,411
  Federal and state registration fees ...        3,287         1,005          --           2,882          580         3,572
  Amortization of deferred organization
    costs ...............................       10,688         7,948         3,472         7,549       20,721        19,686
  Insurance .............................        4,085           394         2,454         1,926        1,752         2,945
  Printing ..............................        3,224           339           844           995        3,348         5,279
  Licensing fees ........................        6,401         1,251         2,985         1,688        6,830        10,658
  Amex listing fee ......................          612            60           367           302          268           373
  Miscellaneous expenses ................        4,243         3,053        17,304         6,431        7,319         8,996
                                           -----------   -----------   -----------   -----------  -----------   -----------
    Total expenses ......................      222,939        58,708       127,746        75,932      241,505       362,418
                                           -----------   -----------   -----------   -----------  -----------   -----------
  Net investment income/(loss) ..........      436,414       (52,025)      (84,949)       37,003     (215,883)     (210,426)
                                           -----------   -----------   -----------   -----------  -----------   -----------
Net realized and unrealized
  gain/(loss) on Investments
  and Foreign Currency
  Related Transactions and Translation
  of Other Assets and Liabilities
  Denominated in Foreign Currencies:
  Net realized gain/(loss)
    on investments ......................     (786,226)     (635,287)    1,768,590        93,288      160,437       453,154
  Net realized gain/(loss) on investments
    on in-kind redemptions ..............         --            --       2,152,280          --      3,436,647     6,029,889
  Net realized gain/(loss) on foreign
    currency related transactions .......        3,040         1,236        19,488         6,064          (86)       10,824
                                           -----------   -----------   -----------   -----------  -----------   -----------
                                              (783,186)     (634,051)    3,940,358        99,352    3,596,998     6,493,867
  Net change in unrealized
    appreciation/(depreciation)
    on investments and translation
    of other assets and liabilities
    denominated in foreign currencies ...    8,838,700       218,141    (2,544,758)    1,339,470     (320,142)   (5,362,047)
                                           -----------   -----------   -----------   -----------  -----------   -----------
  Net realized and unrealized
    gain/(loss) on investments and
    foreign currency related transactions
    and translation of other assets and
    liabilities denominated in
    foreign currencies ..................    8,055,514      (415,910)    1,395,600     1,438,822    3,276,856     1,131,820
                                           -----------   -----------   -----------   -----------  -----------   -----------
  Net increase/(decrease) in net
    assets resulting from operations ....  $ 8,491,928   $  (467,935)  $ 1,310,651   $ 1,475,825  $ 3,060,973   $   921,394
                                           ===========   ===========   ===========   ===========  ===========   ===========



                 See accompanying notes to financial statements.

                                       46




                                                                                                               WEBS INDEX FUND, INC.
                                        Malaysia     Mexico                 Singapore                                       United
 Hong Kong     Italy        Japan        (FREE)      (FREE)    Netherlands    (FREE)      Spain      Sweden   Switzerland   Kingdom
    WEBS        WEBS         WEBS         WEBS        WEBS        WEBS         WEBS        WEBS       WEBS       WEBS        WEBS
   Index       Index        Index        Index       Index       Index        Index        Index      Index      Index       Index
  Series       Series       Series       Series      Series      Series       Series      Series     Series     Series      Series
-----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------   --------   --------  ----------
$   937,005  $    2,608  $   753,282  $   425,717  $  112,698  $  116,293  $   496,213  $  187,956   $     --   $    373  $  607,677
    115,304      36,001      141,752       73,091       4,091       7,865      152,433       7,542      1,865      3,308       8,429
-----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------   --------   --------  ----------
  1,052,309      38,609      895,034      498,808     116,789     124,158      648,646     195,498      1,865      3,681     616,106
-----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------   --------   --------  ----------

     85,862      89,967      351,959       63,293      13,794      30,682      103,688      41,024     19,151     44,607      98,532
     69,961      73,307      286,782       51,572      11,239      25,000       84,486      33,427     15,604     36,347      80,286
     63,601      66,642      260,710       46,883      10,217      22,728       76,806      30,389     14,186     33,043      72,987
     42,675      29,517       72,795       34,751      12,179      15,067       37,573      15,355      7,784     19,769      24,056
     16,982       5,382       13,982       18,282       3,982       3,982       13,982       4,982      3,982      3,982       4,482
      7,821       8,099       32,289        6,391       1,238       2,786       10,440       3,701      1,736      4,003       8,843
     11,165      11,044       46,508      211,522       1,689       4,599       15,350       6,271      2,367      5,458      13,059
      5,986       8,537       26,898        8,073       1,914       1,805        9,280       4,719      2,683      5,038       9,630
         --       3,697       16,886           --         919       1,486        2,882       3,535        860      2,863       4,311

      5,488      10,435       43,442        5,816       5,875       4,921        6,983       8,628      5,616     13,262      12,520
      3,195       5,510       13,390        4,518       1,291       1,144        3,383       1,383      1,015      1,987       4,036
      4,445       5,187       16,065        4,105         411       1,724        5,516       2,228        576      2,428       4,434
      9,540       9,996       39,107        7,033       1,533       3,409       11,521       4,558      2,128      4,956      10,948
        471         762        1,705          407         233         159          306         177        154        275         556
     11,097      33,035       20,949        5,453       4,310       8,790        3,720       6,826      5,348      9,996      15,288
-----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------   --------   --------  ----------
    338,289     361,117    1,243,467      468,099      70,824     128,282      385,916     167,203     83,190    188,014     363,968
-----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------   --------   --------  ----------
    714,020    (322,508)    (348,433)      30,709      45,965      (4,124)     262,730      28,295    (81,325)  (184,333)    252,138
-----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------   --------   --------  ----------







 (4,069,667)  5,060,726           --  (13,254,781)   (462,986)  1,537,775      379,247   1,194,882    157,072    381,182   1,488,850

 (3,680,775)  1,571,278  (16,848,335)          --    (176,163)    697,524   (2,648,587)         --         --    307,892   2,145,861

        647      (3,534)     180,313      (75,019)     14,593       5,097      151,579      (4,272)     5,496     67,401      18,299
-----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------   --------   --------  ----------
 (7,749,795)  6,628,470  (16,668,022) (13,329,800)   (624,556)  2,240,396   (2,117,761)  1,190,610    162,568    756,475   3,653,010




 24,922,432   1,137,945   54,500,956   29,742,711   3,884,184  (2,088,744)  36,074,122   3,778,191    823,205    (66,024)  4,517,706
-----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------   --------   --------  ----------





 17,172,637   7,766,415   37,832,934   16,412,911   3,259,628     151,652   33,956,361   4,968,801    985,773    690,451   8,170,716
-----------  ----------  -----------  -----------  ----------  ----------  -----------  ----------   --------   --------  ----------
$17,886,657  $7,443,907  $37,484,501  $16,443,620  $3,305,593  $  147,528  $34,219,091  $4,997,096   $904,448   $506,118  $8,422,854
===========  ==========  ===========  ===========  ==========  ==========  ===========  ==========   ========   ========  ==========


STATEMENTS OF CHANGES IN NET ASSETS

                                                   Australia                     Austria                       Belgium
                                                     WEBS                         WEBS                           WEBS
                                                     Index                        Index                         Index
                                                    Series                       Series                        Series
                                          ---------------------------   ---------------------------   ---------------------------
                                            For the                      For the                         For the
                                          six months        For the     six months       For the        six months     For the
                                            ending           year         ending          year            ending         year
                                           02/28/99          ended       02/28/99         ended          02/28/99       ended
                                          (Unaudited)      08/31/98     (Unaudited)      08/31/98      (Unaudited)     08/31/98
                                          ------------   ------------   ------------   ------------   ------------   ------------
Operations:
  Net investment income/(loss) .........  $    436,414   $  1,004,449   $    (52,025)  $     33,653   $    (84,949)  $    383,039
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions ...............      (783,186)      (813,545)      (634,051)       483,280      3,940,358      4,866,929
  Net change in unrealized appreciation/
    depreciation) on investments and
    translation of other assets and
    liabilities denominated in
    foreign currencies .................     8,838,700    (11,081,054)       218,141       (922,261)    (2,544,758)     3,689,571
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase/(decrease) in net
    assets resulting from operations ...     8,491,928    (10,890,150)      (467,935)      (405,328)     1,310,651      8,939,539
                                          ------------   ------------   ------------   ------------   ------------   ------------
Distributions:
  Net investment income ................       (74,980)    (1,004,449)          --          (33,653)          --         (383,039)
  In excess of net investment income ...          --          (19,218)          --          (10,327)          --       (1,697,275)
  Net realized gains ...................          --             --             --         (483,280)          --       (2,779,100)
  In excess of net realized gains ......          --             --             --           (2,230)          --             --
  Return of capital ....................          --             --             --           (1,490)          --         (139,253)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net decrease in net assets
    from distributions .................       (74,980)    (1,023,667)          --         (530,980)          --       (4,998,667)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Capital Share Transactions:
  Net proceeds from sale of shares .....     9,725,724     14,115,736      1,911,812      4,816,685           --        9,993,974
  Cost of shares redeemed ..............          --       (9,508,450)          --             --      (11,661,209)   (20,697,973)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase/(decrease) in net
    assets derived from
    capital share transactions .........     9,725,724      4,607,286      1,911,812      4,816,685    (11,661,209)   (10,703,999)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Total increase/(decrease) in net asets    18,142,672     (7,306,531)     1,443,877      3,880,377    (10,350,558)    (6,763,127)
Net assets:
  Beginning of period ..................    34,099,200     41,405,731      8,085,166      4,204,789     25,764,534     32,527,661
                                          ------------   ------------   ------------   ------------   ------------   ------------
  End of period ........................  $ 52,241,872   $ 34,099,200   $  9,529,043   $  8,085,166   $ 15,413,976   $ 25,764,534
                                          ============   ============   ============   ============   ============   ============
Capital Share Transactions:
  Shares sold ..........................     1,000,000      1,400,000        200,000        400,000           --          560,000
  Shares redeemed ......................          --       (1,000,000)          --             --         (600,000)    (1,240,000)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Net increase/(decrease) in shares ....     1,000,000        400,000        200,000        400,000       (600,000)      (680,000)
                                          ============   ============   ============   ============   ============   ============


                 See accompanying notes to financial statements.

                                       48


                                                                                                                WEB INDEX FUND, INC.

        Canada                       France                    Germany                Hong Kong                    Italy
         WEBS                         WEBS                       WEBS                    WEBS                      WEBS
         Index                        Index                      Index                   Index                     Index
        Series                       Series                     Series                  Series                     Series
-------------------------   ------------------------  ------------------------- ------------------------  ------------------------
  For the                     For the                   For the                   For the                    For the
six months     For the      six months      For the   six months      For the    six months     For the    six months    For the
  ending        year          ending         year       ending          year      ending         year        ending        year
 02/28/99       ended        02/28/99        ended     02/28/99         ended    02/28/99        ended      02/28/99       ended
(Unaudited)   08/31/98      (Unaudited)    08/31/98   (Unaudited)     08/31/98  (Unaudited)    08/31/98    (Unaudited)   08/31/98
-----------  ------------   -----------  -----------  -----------   ----------- -----------  -----------  -----------  -----------

$    37,003  $     97,330    $ (215,883) $   435,172  $  (210,426)  $   626,103 $   714,020  $ 1,733,479  $  (322,508) $   455,253


     99,352     4,111,037     3,596,998      312,674    6,493,867        39,489  (7,749,795)  (9,056,025)   6,628,470    9,664,471




  1,339,470    (5,251,304)     (320,142)   3,937,546   (5,362,047)    2,623,288  24,922,432  (25,681,723)   1,137,945   11,937,409
-----------  ------------   -----------  -----------  -----------   ----------- -----------  -----------  -----------  -----------

  1,475,825    (1,042,937)    3,060,973    4,685,392      921,394     3,288,880  17,886,657  (33,004,269)   7,443,907   22,057,133
-----------  ------------   -----------  -----------  -----------   ----------- -----------  -----------  -----------  -----------

    (18,862)      (92,345)           --     (435,172)          --      (626,103)   (714,020)  (1,733,479)          --     (455,253)
         --            --            --      (62,742)          --       (12,798)    (51,415)     (12,675)          --   (2,610,741)
    (41,750)     (468,666)           --     (312,674)    (143,680)      (39,489)         --           --   (1,404,014)  (1,763,418)
         --            --            --      (13,549)          --       (12,490)         --           --           --           --
         --            --            --     (178,534)          --      (290,393)         --     (983,923)          --           --
-----------  ------------   -----------  -----------  -----------   ----------- -----------  -----------  -----------  -----------

    (60,612)     (561,011)           --   (1,002,671)    (143,680)     (981,273)   (765,435)  (2,730,077)  (1,404,014)  (4,829,412)
-----------  ------------   -----------  -----------  -----------   ----------- -----------  -----------  -----------  -----------

  7,126,953            --    12,333,093   27,720,237   31,642,983    46,140,403   3,187,705   65,939,721   15,009,163   24,566,181
         --   (15,632,312)  (11,147,991)          --  (18,485,578)           --  (3,766,998)  (5,649,119)  (3,562,412) (15,920,335)
-----------  ------------   -----------  -----------  -----------   ----------- -----------  -----------  -----------  -----------


  7,126,953   (15,632,312)    1,185,102   27,720,237   13,157,405    46,140,403    (579,293)  60,290,602   11,446,751    8,645,846
-----------  ------------   -----------  -----------  -----------   ----------- -----------  -----------  -----------  -----------
  8,542,166   (17,236,260)    4,246,075   31,402,958   13,935,119    48,448,010  16,541,929   24,556,256   17,486,644   25,873,567

  6,931,560    24,167,820    45,921,682   14,518,724   72,933,875    24,485,865  49,972,870   25,416,614   58,368,239   32,494,672
-----------  ------------   -----------  -----------  -----------   ----------- -----------  -----------  -----------  -----------
$15,473,726  $  6,931,560   $50,167,757  $45,921,682  $86,868,994   $72,933,875 $66,514,799  $49,972,870  $75,854,883  $58,368,239
===========  ============   ===========  ===========  ===========   =========== ===========  ===========  ===========  ===========

    600,000            --       600,000    1,400,000    1,500,000     2,100,000     375,000    6,600,000      600,000    1,200,000
        --     (1,100,000)     (600,000)          --     (900,000)           --    (525,000)    (525,000)    (150,000)    (600,000)
-----------  ------------   -----------  -----------  -----------   ----------- -----------  -----------  -----------  -----------
    600,000    (1,100,000)           --    1,400,000      600,000     2,100,000    (150,000)   6,075,000      450,000      600,000
===========  ============   ===========  ===========  ===========   =========== ===========  ===========  ===========  ===========

                                       Japan                Malaysia (Free)           Mexico (Free)            Netherlands
                                       WEBS                      WEBS                     WEBS                    WEBS
                                       Index                     Index                    Index                   Index
                                      Series                    Series                   Series                  Series
                            --------------------------  ------------------------  -----------------------  ------------------------
                               For the                    For the                  For the                 For the
                             six months      For the    six months    For the     six months   For the    six months    For the
                               ending         year        ending        year        ending      year        ending       year
                              02/28/99        ended      02/28/99      ended       02/28/99     ended      02/28/99      ended
                             (Unaudited)    08/31/98    (Unaudited)   08/31/98    (Unaudited) 08/31/98    (Unaudited)  08/31/98
                            ------------  ------------  -----------  -----------  -----------  ----------  -----------  -----------
Operations:
  Net investment income/
    (loss) .................$   (348,433) $   (343,352) $    30,709  $   691,076  $    45,965  $   85,136  $    (4,124) $   165,472
  Net realized gain/(loss)
    on investments and
    foreign currency
    related transactions ... (16,668,022)   (4,044,653) (13,329,800)  (4,401,103)    (624,556)  1,577,042    2,240,396    1,632,091
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and
    translation of other
    assets and liabilities
    denominated in foreign
    currencies .............  54,500,956   (68,401,659)  29,742,711  (44,926,346)   3,884,184  (7,542,851)  (2,088,744)    (840,046
                            ------------  ------------  -----------  -----------  -----------  ----------  -----------  -----------
  Net increase/(decrease)
    in net assets resulting
    from operations ........  37,484,501   (72,789,664)  16,443,620  (48,636,373)   3,305,593  (5,880,673)     147,528      957,517
                            ------------  ------------  -----------  -----------  -----------  ----------  -----------  -----------
Distributions:
  Net investment
    income .................         --            --       (30,709)    (688,802)     (45,439)    (83,213)         --      (154,868)
  In excess of net
    investment income ......         --            --      (114,004)        --          --          --         (43,135)        --
  Net realized gains .......         --         (8,383)        --           --          --       (261,068)    (342,591)  (1,331,940)
  In excess of net
    realized gains .........         --          --            --           --         (8,022)       --          --            --
  Return of capital ........         --       (259,229)  (3,001,513)    (450,458)        --          --          --         (68,776)
                            ------------  ------------  -----------  -----------  -----------  ----------   ----------- -----------
  Net decrease in net
    assets from
    distributions ..........         --       (267,612)  (3,146,226)  (1,139,260)     (53,461)   (344,281)    (385,726)  (1,555,584)
                            ------------  ------------  -----------  -----------  -----------  ----------  -----------  -----------
Capital Stock Transactions:
  Net proceeds from sale
    of shares ..............  85,714,066   121,696,694          --    74,873,951    3,954,474   1,486,432    6,008,853   14,394,424
  Cost of shares
    redeemed ............... (20,408,514)   (6,110,956)         --    (1,570,595)  (2,218,426) (4,592,150)  (2,294,879)  (1,108,188)
                            ------------  ------------  -----------  -----------  -----------  ----------  -----------  -----------
  Net increase/(decrease)
    in net assets derived
    from capital share
    transactions ...........  65,305,552   115,585,738          --    73,303,356    1,736,048  (3,105,718)   3,713,974   13,286,236
                            ------------  ------------  -----------  -----------  -----------  ----------  -----------  -----------
   Total increase/(decrease)
    in net asets ........... 102,790,053    42,528,462   13,297,394   23,527,723    4,988,180  (9,330,672)   3,475,776   12,688,169

Net assets:
  Beginning of period ...... 201,485,278   158,956,816   35,866,703   12,338,980    7,295,836  16,626,508   22,349,303    9,661,134
                            ------------  ------------  -----------  -----------  -----------  ----------  -----------  -----------
  End of period ............$304,275,331  $201,485,278  $49,164,097  $35,866,703  $12,284,016  $7,295,836  $25,825,079  $22,349,303
                            ============  ============  ===========  ===========  ===========  ==========  ===========  ===========
  Capital Share Transactions:
    Shares sold ............   8,400,000    12,000,000          --    15,825,000      400,000     100,000      250,000      550,000
    Shares redeemed ........  (2,400,000)     (600,000)         --      (300,000)    (200,000)   (300,000)    (100,000)     (50,000)
                            ------------  ------------   ----------  -----------  -----------  ----------  -----------  -----------
  Net increase/(decrease)
    in shares ..............   6,000,000    11,400,000          --    15,525,000      200,000    (200,000)     150,000      500,000
                            ============  ============  ===========  ===========  ===========  ==========  ===========  ===========



                 See accompanying notes to financial statements.

                                       50

                                                                                        WEBS INDEX FUND, INC.


      Singapore (Free)                Spain                      Sweden                     Switzerland
           WEBS                        WEBS                       WEBS                         WEBS
           Index                       Index                      Index                        Index
          Series                      Series                     Series                        Series
--------------------------   -------------------------   -----------------------     ------------------------
   For the                     For the                    For the                      For the
 six months      For the     six months     For the      six months     For the       six months    For the
   ending         year         ending        year          ending        year           ending       year
  02/28/99        ended       02/28/99       ended        02/28/99       ended         02/28/99      ended
 (Unaudited)    08/31/98     (Unaudited)    08/31/98     (Unaudited)    08/31/98      (Unaudited)  08/31/98
------------  ------------   -----------   -----------   -----------   ---------     -----------  -----------

$   262,730   $    519,573   $    28,295   $   121,310   $   (81,325)  $    64,048   $  (184,333)  $    (6,909)


 (2,117,761)   (15,780,390)    1,190,610     1,661,273       162,568       639,667       756,475     2,711,388





 36,074,122    (25,054,420)    3,778,191       (84,559)      823,205      (858,611)      (66,024)     (117,545)
-----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------


 34,219,091    (40,315,156)    4,997,096     1,698,024       904,448      (154,896)      506,118     2,586,934
-----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------

   (262,730)      (519,573)         --        (121,310)         --         (64,048)         --            --

   (666,712)       (92,309)         --         (12,880)         --          (5,006)         --         (13,567)
       --             --        (415,812)     (573,744)      (49,052)     (639,667)         --      (2,272,030)
       --             --            --            --            --          (9,750)         --            --
       --         (211,720)         --         (67,213)         --         (13,138)         --         (53,400)
-----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------

   (929,442)      (823,602)     (415,812)     (775,147)      (49,052)     (731,609)         --      (2,338,997)
-----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------


 15,230,672     76,731,080    11,241,471    17,901,806     1,520,931     6,434,414    10,380,346    17,011,012
 (2,829,057)    (3,065,766)         --      (2,116,697)         --            --      (1,824,479)   (1,901,034)
-----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------


 12,401,615     73,665,314    11,241,471    15,785,109     1,520,931     6,434,414     8,555,867    15,109,978
-----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------

 45,691,264     32,526,556    15,822,755    16,707,986     2,376,327     5,547,909     9,061,985    15,357,915


 47,248,118     14,721,562    25,029,354     8,321,368    13,791,321     8,243,412    29,162,979    13,805,064
-----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
$92,939,382   $ 47,248,118   $40,852,109   $25,029,354   $16,167,648   $13,791,321   $38,224,964   $29,162,979
===========   ============   ===========   ===========   ===========   ===========   ===========   ===========

  2,500,000     13,100,000       375,000       675,000        75,000       300,000       625,000     1,000,000
   (800,000)      (500,000)         --         (75,000)         --            --        (125,000)     (125,000)
-----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------

  1,700,000     12,600,000       375,000       600,000        75,000       300,000       500,000       875,000
===========   ============   ===========   ===========   ===========   ===========   ===========   ===========


     United Kingdom
          WEBS
          Index
          Series
-------------------------
 For the
six months       For the
  ending          year
 02/28/99         ended
(Unaudited)     08/31/98
-----------   -----------


$   252,138   $   963,424


  3,653,010       438,393





  4,517,706     1,989,733
-----------   -----------


  8,422,854     3,391,550
-----------   -----------

   (128,791)     (963,424)

       --        (151,877)
   (248,879)     (387,328)
       --            --
       --        (228,725)
-----------   -----------

   (377,670)   (1,731,354)
-----------   -----------


 23,038,372    31,463,983
 (7,233,314)         --
-----------   -----------


 15,805,058    31,463,983
-----------   -----------

 23,850,242    33,124,179


 62,845,533    29,721,354
-----------   -----------
$86,695,775   $62,845,533
===========   ===========

  1,200,000     1,600,000
   (400,000)         --
-----------   -----------

    800,000     1,600,000
===========   ===========

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                                                                       Australia
                                                                         WEBS
                                                                         Index
                                                                        Series
                                                      ------------------------------------------------
                                                         For the
                                                       six months    For the     For the      For the
                                                          ended        year        year        period
                                                        02/28/99      ended       ended      03/12/96*-
                                                      (Unaudited)    08/31/98    08/31/97     08/31/96
                                                      -----------    --------   ---------   -----------
Per Share Operating Performance
  Net asset value, beginning of period .............    $ 7.75      $ 10.35      $ 10.15      $  9.95(1)
                                                        ------      -------      -------      -------
  Net investment income/(loss)(+) ..................      0.09         0.23         0.17         0.10
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation of
    other assets and liabilities denominated
    in foreign currencies ..........................      1.85        (2.60)        0.47         0.29
                                                       -------      -------      -------      -------
      Net increase/(decrease) in net assets
      resulting from operations ....................      1.94        (2.37)        0.64         0.39
                                                       -------      -------      -------      -------
Less Distributions
  Dividends from net investment income .............     (0.02)       (0.23)       (0.16)       (0.08)
  Dividends in excess of net investment income .....     --            0.00**      (0.04)       (0.05)
  Distributions from net realized gains ............     --           --           (0.04)       (0.02)
  Distributions in excess of net realized gains ....     --           --           --           --
  Return of capital ................................     --           --           (0.20)       (0.04)
                                                       -------      -------      -------      -------
      Total dividends and distributions ............     (0.02)       (0.23)       (0.44)       (0.19)
                                                       -------      -------      -------      -------
  Net asset value, end of period ...................   $  9.67      $  7.75      $ 10.35      $ 10.15
                                                       =======      =======      =======      =======
Total Investment Return (2)                              24.99%(4)   (23.11)%       6.23%        3.88%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's) .............   $52,242      $34,099      $41,406      $12,177
  Ratios of expenses to average net assets (5) .....      1.04%(3)     1.05%        1.33%        1.59%(3)
  Ratios of net investment income/
    (loss) to average net assets (5) ...............      2.05%(3)     2.38%        1.57%        2.18%(3)
  Portfolio turnover (6) ...........................     14.07%(4)     1.49%        5.30%        8.84%(4)

 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated
     assuming a purchase of capital stock at net
     asset value per share on the first day and a
     sale at the net asset value per share on the
     last day of the period reported. Dividends
     and distributions, if any, are assumed, for
     purposes of this calculation, to be
     reinvested at the net asset value per share
     on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to average net assets and ratios of
     net investment income/(loss) to average net
     assets would have been as follows:
      Ratios of expenses to average net assets
        before waivers .............................          --              --     1.33%       1.60%(3)
      Ratios of net investment income/(loss) to
        average net assets before waivers ..........          --              --     1.57%       2.17%(3)
(6)  Excludes portfolio securities received or
     delivered as a result of processing capital
     share transactions in Creation Unit(s).


                 See accompanying notes to financial statements.

                                                           WEBS INDEX FUND, INC.

                                                                             Austria
                                                                              WEBS
                                                                              Index
                                                                             Series
                                                         ---------------------------------------------------
                                                           For the
                                                          six months   For the      For the        For the
                                                            ended        year         year          period
                                                           02/28/99     ended        ended        03/12/96*-
                                                         (Unaudited)   08/31/98     08/31/97       08/31/96
                                                         -----------   --------     --------      ----------
Per Share Operating Performance
  Net asset value, beginning of period .............        $10.11       $10.51       $10.40       $10.91(1)
                                                            ------       ------       ------       ------
  Net investment income/(loss)(+) ..................         (0.06)        0.06        (0.02)        0.04
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation of
    other assets and liabilities denominated
    in foreign currencies ..........................         (0.52)        0.20         0.13        (0.41)
                                                            ------       ------       ------       ------
      Net increase/(decrease) in net assets
      resulting from operations ....................         (0.58)        0.26         0.11        (0.37)
                                                            ------       ------       ------       ------
Less Distributions
  Dividends from net investment income .............            --        (0.04)          --        (0.02)
  Dividends in excess of net investment income .....            --        (0.01)          --        (0.01)
  Distributions from net realized gains ............            --        (0.61)          --        (0.03)
  Distributions in excess of net realized gains ....            --         0.00**         --           --
  Return of capital ................................            --         0.00**         --        (0.08)
                                                            ------       ------       ------       ------
      Total dividends and distributions ............            --        (0.66)          --        (0.14)
                                                            ------       ------       ------       ------
  Net asset value, end of period ...................        $ 9.53       $10.11       $10.51       $10.40
                                                            ======       ======       ======       ======
Total Investment Return (2)                                  (5.74)%(4)    2.16%        1.06%       (3.39)%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's) .............       $ 9,529       $8,085      $ 4,205      $13,520
  Ratios of expenses to average net assets (5) .....          1.41%(3)     1.41%        1.68%        1.56%(3)
  Ratios of net investment income/
    (loss) to average net assets (5) ...............         (1.25)%(3)    0.51%       (0.22)%       0.87%(3)
  Portfolio turnover (6) ...........................         35.78%(4)    36.14%       28.47%        9.60%(4)

 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated
     assuming a purchase of capital stock at net
     asset value per share on the first day and a
     sale at the net asset value per share on the
     last day of the period reported. Dividends
     and distributions, if any, are assumed, for
     purposes of this calculation, to be
     reinvested at the net asset value per share
     on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to average net assets and ratios of
     net investment income/(loss) to average net
     assets would have been as follows:
      Ratios of expenses to average net assets
        before waivers .............................             --           --        1.69%        1.57%(3)
      Ratios of net investment income/(loss) to
        average net assets before waivers ..........             --           --       (0.22)%       0.86%(3)
(6)  Excludes portfolio securities received or
     delivered as a result of processing capital
     share transactions in Creation Unit(s).


                                                                            Belgium
                                                                              WEBS
                                                                             Index
                                                                             Series
                                                       ----------------------------------------------------
                                                         For the
                                                        six months      For the      For the      For the
                                                          ended         year          year        period
                                                         02/28/99        ended        ended      03/12/96*-
                                                       (Unaudited)      08/31/98    08/31/97      08/31/96
                                                        ----------      --------    --------      --------
Per Share Operating Performance
  Net asset value, beginning of period .............     $ 18.40        $ 15.64      $ 14.99      $ 14.92(1)
                                                         -------        -------      -------      -------
  Net investment income/(loss)(+) ..................       (0.08)          0.24         0.77         0.40
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation of
    other assets and liabilities denominated
    in foreign currencies ..........................        0.95           6.09         0.62         0.36
                                                         -------        -------      -------      -------
      Net increase/(decrease) in net assets
      resulting from operations ....................        0.87           6.33         1.39         0.76
                                                         -------        -------      -------      -------
Less Distributions
  Dividends from net investment income .............          --          (0.27)       (0.33)       (0.54)
  Dividends in excess of net investment income .....          --          (1.21)       (0.28)       (0.09)
  Distributions from net realized gains ............          --          (1.99)       (0.12)       (0.06)
  Distributions in excess of net realized gains ....          --             --           --           --
  Return of capital ................................          --          (0.10)       (0.01)          --
                                                         -------        -------      -------      -------
      Total dividends and distributions ............          --          (3.57)       (0.74)       (0.69)
                                                         -------        -------      -------      -------
  Net asset value, end of period ...................     $ 19.27        $ 18.40      $ 15.64      $ 14.99
                                                         =======        =======      =======      =======
Total Investment Return (2)                                 4.73%(4)      39.42%        9.26%        5.01%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's) .............     $15,414       $ 25,765      $32,528      $ 1,800
  Ratios of expenses to average net assets (5) .....        1.28%(3)       1.04%        1.24%        2.29%(3)
  Ratios of net investment income/
    (loss) to average net assets (5) ...............       (0.85)%(3)      1.28%        4.63%        5.67%(3)
  Portfolio turnover (6) ...........................       20.15%(4)      50.46%       16.83%        6.25%(4)

 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated
     assuming a purchase of capital stock at net
     asset value per share on the first day and a
     sale at the net asset value per share on the
     last day of the period reported. Dividends
     and distributions, if any, are assumed, for
     purposes of this calculation, to be
     reinvested at the net asset value per share
     on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to average net assets and ratios of
     net investment income/(loss) to average net
     assets would have been as follows:
      Ratios of expenses to average net assets
        before waivers .............................             --           --         1.24%        2.30%(3)
      Ratios of net investment income/(loss) to
        average net assets before waivers ..........             --           --         4.63%        5.66%(3)
(6)  Excludes portfolio securities received or
     delivered as a result of processing capital
     share transactions in Creation Unit(s).


                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                                                                                       Canada
                                                                                                        WEBS
                                                                                                        Index
                                                                                                       Series
                                                                                ---------------------------------------------------
                                                                                   For the
                                                                                 six months      For the      For the     For the
                                                                                    ended         year         year        period
                                                                                  02/28/99        ended        ended     03/12/96*-
                                                                                (Unaudited)    08/31/98     08/31/97     08/31/96
                                                                                -----------    ---------     --------    ---------
Per Share Operating Performance
  Net asset value, beginning of period                                             $ 9.90      $ 13.43      $ 10.60      $ 10.17(1)
                                                                                   ------      -------      -------      -------
  Net investment income/(loss)(+)                                                    0.04         0.07         0.05         0.04
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities
    denominated in foreign currencies                                                2.02        (2.89)        2.97         0.43
                                                                                  -------      -------      -------      -------
      Net increase/(decrease) in net assets resulting from operations                2.06        (2.82)        3.02         0.47
                                                                                  -------      -------      -------      -------
Less Distributions
  Dividends from net investment income                                              (0.02)       (0.13)       (0.05)       (0.03)
  Dividends in excess of net investment income                                         --        (0.00)**     (0.00)**     (0.01)
  Distributions from net realized gains                                             (0.04)       (0.58)       (0.14)       --
  Distributions in excess of net realized gains                                        --           --           --         0.00**
  Return of capital                                                                    --           --           --         0.00**
                                                                                  --------      -------     --------     -------
      Total dividends and distributions                                             (0.06)       (0.71)       (0.19)       (0.04)
                                                                                  --------      -------     --------     -------
  Net asset value, end of period                                                  $ 11.90       $ 9.90      $ 13.43      $ 10.60
                                                                                  =======       ======      =======      =======
Total Investment Return (2)                                                         20.78%(4)   (21.69)%      28.50%        4.63%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                            $15,474      $ 6,932      $24,168      $13,776
  Ratios of expenses to average net assets (5)                                       1.35%(3)     1.14%        1.35%        1.44%(3)
  Ratios of net investment income/(loss) to average net assets (5)                   0.66%(3)     0.46%        0.39%        0.79%(3)
  Portfolio turnover (6)                                                             4.98%(4)     3.70%       11.02%        0.00%(4)


 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December 31, 1996.
     If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers                         --           --          1.36%        1.45%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers                                                     --           --          0.39%        0.78%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                 See accompanying notes to financial statements.

                                                           WEBS INDEX FUND, INC.


                                                                                                        France
                                                                                                         WEBS
                                                                                                         Index
                                                                                                        Series
                                                                                --------------------------------------------------
                                                                                  For the
                                                                                six months      For the      For the    For the
                                                                                   ended          year         year      period
                                                                                 02/28/99        ended        ended     03/12/96*-
                                                                                (Unaudited)     08/31/98     08/31/97    08/31/96
                                                                                -----------     --------     --------    ---------
Per Share Operating Performance
  Net asset value, beginning of period                                            $ 19.13      $ 14.50      $ 12.73      $ 12.42(1)
                                                                                  -------      -------      -------      -------
  Net investment income/(loss)(+)                                                   (0.10)        0.30         0.17         0.17
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies                                    1.86         4.76         1.95         0.45
                                                                                  -------      -------      -------      -------
      Net increase/(decrease) in net assets resulting from operations                1.76         5.06         2.12         0.62
                                                                                  -------      -------      -------      -------
Less Distributions
  Dividends from net investment income                                                 --        (0.19)       (0.15)       (0.09)
  Dividends in excess of net investment income                                         --        (0.03)       --           (0.01)
  Distributions from net realized gains                                                --        (0.13)       (0.20)        0.00**
  Distributions in excess of net realized gains                                        --        (0.01)       --           --
  Return of capital                                                                    --        (0.07)       --           (0.21)
                                                                                  -------      -------      -------      -------
      Total dividends and distributions                                                --        (0.43)       (0.35)       (0.31)
                                                                                  -------      -------      -------      -------
  Net asset value, end of period                                                  $ 20.89      $ 19.13      $ 14.50      $ 12.73
                                                                                  =======      =======      =======      =======
Total Investment Return (2)                                                          9.20%(4)    34.77%       16.60%        4.95%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                            $50,168      $45,922      $14,519      $22,930
  Ratios of expenses to average net assets (5)                                       1.06%(3)     1.18%        1.52%        1.84%(3)
  Ratios of net investment income/(loss) to average net assets (5)                  (0.95)%(3)    1.58%        1.17%        2.72%(3)
  Portfolio turnover (6)                                                             0.00%(4)     5.65%        7.13%        0.00%(4)


 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December 31, 1996.
     If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers                          --           --         1.52%        1.85%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers                                                      --           --         1.17%        2.71%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                                                                                                     Germany
                                                                                                      WEBS
                                                                                                      Index
                                                                                                     Series
                                                                                -------------------------------------------------
                                                                                 For the
                                                                               six months      For the      For the      For the
                                                                                  ended         year         year        period
                                                                                02/28/99        ended        ended     03/12/96*-
                                                                                Unaudited)    08/31/98     08/31/97     08/31/96
                                                                                ----------    --------     --------    ---------
Per Share Operating Performance
  Net asset value, beginning of period                                           $ 20.25       $ 16.31      $ 13.64      $ 13.23(1)
                                                                                 -------       -------      -------      -------
  Net investment income/(loss)(+)                                                  (0.06)         0.29         0.03         0.06
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies                                   0.53          3.92         2.77         0.47
                                                                                 -------       -------      -------      -------
      Net increase/(decrease) in net assets resulting from operations               0.47          4.21         2.80         0.53
                                                                                 -------       -------      -------      -------
Less Distributions
  Dividends from net investment income                                                --         (0.17)       (0.03)       (0.03)
  Dividends in excess of net investment income                                        --         (0.01)       (0.01)       (0.01)
  Distributions from net realized gains                                            (0.04)        (0.01)       (0.07)       --
  Distributions in excess of net realized gains                                       --          0.00**      --           (0.01)
  Return of capital                                                                   --         (0.08)       (0.02)       (0.07)
                                                                                 -------       --------     -------      -------
      Total dividends and distributions                                            (0.04)        (0.27)       (0.13)       (0.12)
                                                                                 -------       -------      -------      -------
  Net asset value, end of period                                                 $ 20.68       $ 20.25      $ 16.31      $ 13.64
                                                                                 =======       =======      =======      =======
Total Investment Return (2)                                                         2.31%(4)     25.69%       20.51%        4.00%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                           $86,869       $72,934      $24,486      $28,664
  Ratios of expenses to average net assets (5)                                      1.02%(3)      1.08%        1.37%        1.68%(3)
  Ratios of net investment income/(loss) to average net assets (5)                 (0.59)%(3)     1.43%        0.23%        1.00%(3)
  Portfolio turnover (6)                                                            1.87%(4)      0.64%        9.04%        0.00%(4)


 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December 31, 1996.
     If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers                         --            --         1.37%        1.69%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers                                                     --            --         0.22%        0.99%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                 See accompanying notes to financial statements.

(For a share outstanding throughout the period)



                                                                                                      Hong Kong
                                                                                                        WEBS
                                                                                                        Index
                                                                                                       Series
                                                                                -------------------------------------------------
                                                                                  For the
                                                                                six months     For the      For the      For the
                                                                                   ended         year         year        period
                                                                                 02/28/99        ended        ended     03/12/96*-
                                                                                (Unaudited)    08/31/98     08/31/97     08/31/96
                                                                                ----------     --------     --------     --------
Per Share Operating Performance
  Net asset value, beginning of period                                           $  6.41       $ 14.73      $ 13.05      $ 12.83(1)
                                                                                 --------      -------      -------      -------
  Net investment income/(loss)(+)                                                   0.10          0.35         0.26         0.15
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies                                   2.29         (8.27)        2.12         0.27
                                                                                 -------       -------      -------      -------
      Net increase/(decrease) in net assets resulting from operations               2.39         (7.92)        2.38         0.42
                                                                                 -------       -------      -------      -------
Less Distributions
  Dividends from net investment income                                             (0.10)        (0.28)       (0.21)       (0.13)
  Dividends in excess of net investment income                                     (0.01)         0.00**      (0.01)       (0.02)
  Distributions from net realized gains                                               --            --        (0.34)       (0.01)
  Distributions in excess of net realized gains                                       --            --         0.00**         --
  Return of capital                                                                   --         (0.12)       (0.14)       (0.04)
                                                                                 -------       -------      -------      -------
      Total dividends and distributions                                            (0.11)        (0.40)       (0.70)       (0.20)
                                                                                 -------       -------      -------      -------
  Net asset value, end of period                                                 $  8.69       $  6.41      $ 14.73      $ 13.05
                                                                                 =======       =======      =======      =======
Total Investment Return (2)                                                        37.06%(4)    (54.22)%      17.80%        3.22%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                           $66,515       $49,973      $25,417      $ 7,845
  Ratios of expenses to average net assets (5)                                      1.06%(3)      1.09%        1.43%        1.52%(3)
  Ratios of net investment income/(loss) to average net assets (5)                  2.25%(3)      3.76%        1.71%        2.37%(3)
  Portfolio turnover (6)                                                           35.72%(4)     21.50%       22.90%        0.00%(4)


 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December 31, 1996.
     If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers                         --           --         1.43%         1.53%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers                                                     --           --         1.71%         2.36%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                           WEBS INDEX FUND, INC.


                                                                                                          Italy
                                                                                                          WEBS
                                                                                                          Index
                                                                                                         Series
                                                                                 --------------------------------------------------
                                                                                   For the
                                                                                 six months     For the      For the       For the
                                                                                    ended        year         year         period
                                                                                  02/28/99       ended        ended      03/12/96*-
                                                                                 (Unaudited)    08/31/98     08/31/97      08/31/96
                                                                                 -----------    --------     --------    ----------
Per Share Operating Performance
  Net asset value, beginning of period                                            $ 22.89      $ 16.66      $ 13.79      $ 13.62(1)
                                                                                  -------      -------      -------      -------
  Net investment income/(loss)(+)                                                   (0.12)        0.18         0.12         0.25
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies                                    2.98         7.94         3.10         0.31
                                                                                  -------      -------      -------      -------
      Net increase/(decrease) in net assets resulting from operations                2.86         8.12         3.22         0.56
                                                                                  -------      -------      -------      -------
Less Distributions
  Dividends from net investment income                                                 --        (0.18)       (0.11)       (0.14)
  Dividends in excess of net investment income                                         --        (1.02)       (0.24)       (0.03)
  Distributions from net realized gains                                             (0.47)       (0.69)          --        (0.14)
  Distributions in excess of net realized gains                                        --           --           --           --
  Return of capital                                                                    --           --           --        (0.08)
                                                                                  -------      -------      -------      -------
      Total dividends and distributions                                             (0.47)       (1.89)       (0.35)       (0.39)
                                                                                  -------      -------      -------      -------
  Net asset value, end of period                                                  $ 25.28      $ 22.89      $ 16.66      $ 13.79
                                                                                  =======      =======      =======      =======
Total Investment Return (2)                                                         12.44%(4)    47.66%       23.37%        4.11%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                            $75,855      $58,368      $32,495      $35,170
  Ratios of expenses to average net assets (5)                                       1.08%(3)     1.02%        1.33%        1.43%(3)
  Ratios of net investment income/(loss) to average net assets (5)                  (0.97)%(3)    0.76%        0.76%        3.69%(3)
  Portfolio turnover (6)                                                             7.26%(4)     8.16%       13.70%       19.80%(4)


 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December 31, 1996.
     If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers                          --           --         1.33%        1.44%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers                                                      --           --         0.76%        3.68%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).





                                                                                                        Japan
                                                                                                        WEBS
                                                                                                        Index
                                                                                                       Series
                                                                                --------------------------------------------------
                                                                                  For the
                                                                                six months      For the      For the     For the
                                                                                   ended         year         year       period
                                                                                 02/28/99        ended        ended    03/12/96*-
                                                                                (Unaudited)    08/31/98     08/31/97    08/31/96
                                                                                -----------    --------     --------   ----------
Per Share Operating Performance
Net asset value, beginning of period                                               $8.39        $12.61       $14.33      $14.79(1)
                                                                                 -------       -------      -------     -------
  Net investment income/(loss)(+)                                                  (0.01)        (0.02)       (0.06)      (0.07)
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies                                   1.76         (4.19)       (1.65)      (0.39)
                                                                                 -------        ------      -------     -------
      Net increase/(decrease) in net assets resulting from operations               1.75         (4.21)       (1.71)      (0.46)
                                                                                 -------        ------      -------     -------
Less Distributions
  Dividends from net investment income                                                --            --           --          --
  Dividends in excess of net investment income                                        --            --           --          --
  Distributions from net realized gains                                               --          0.00**         --          --
  Distributions in excess of net realized gains                                       --            --        (0.01)         --
  Return of capital                                                                   --         (0.01)          --          --
                                                                                 -------        -------     -------     -------
      Total dividends and distributions                                               --         (0.01)       (0.01)         --
                                                                                 -------        -------     -------     -------
  Net asset value, end of period                                                 $ 10.14        $  8.39     $ 12.61     $ 14.33
                                                                                 =======        =======     =======     =======
Total Investment Return (2)                                                        20.86%(4)     (33.38)%    (11.97)%     (3.11)%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                          $304,275     $ 201,485     $158,957    $103,164
  Ratios of expenses to average net assets (5)                                      0.95%(3)      1.04%        1.19%       1.37%(3)
  Ratios of net investment income/(loss) to average net assets (5)                 (0.27)%(3)    (0.21)%      (0.48)%     (1.01)%(3)
  Portfolio turnover (6)                                                            0.00%(4)      0.00%       12.90%      21.54%(4)


 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December 31, 1996.
     If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers                         --            --         1.19%       1.38%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers                                                     --            --        (0.48)%     (1.02)%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
(For a share outstanding throughout the period)


                                                                                           Malaysia (Free)
                                                                                                WEBS
                                                                                                Index
                                                                                               Series
                                                                         ---------------------------------------------------------
                                                                           For the
                                                                         six months      For the       For the        For the
                                                                            ended         year          year          period
                                                                          02/28/99        ended         ended        03/12/96*-
                                                                         (Unaudited)    08/31/98      08/31/97       08/31/96
                                                                         -----------    -----------   -----------   -----------
Per Share Operating Performance
  Net asset value, beginning of period                                        $2.11          $8.23        $13.80         $13.24(1)
                                                                          ----------     ----------    ----------      ---------
  Net investment income/(loss)(+)                                              0.00**         0.06          0.01          (0.02)
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies                          0.96          (6.10)        (5.55)          0.59
                                                                         ----------      ----------    ----------      ---------
      Net increase/(decrease) in net assets resulting from operations          0.96          (6.04)        (5.54)          0.57
                                                                         ----------      ----------    ----------      ---------
Less Distributions
  Dividends from net investment income                                         --            (0.05)         0.00**         --
  Dividends in excess of net investment income                                 0.00**         --           (0.01)          --
  Distributions from net realized gains                                        --             --            --             --
  Distributions in excess of net realized gains                                --             --            --             --
  Return of capital                                                           (0.18)         (0.03)        (0.02)         (0.01)
                                                                         ----------      ----------    ----------      ---------
      Total dividends and distributions                                       (0.18)         (0.08)        (0.03)         (0.01)
                                                                         ----------      ----------    ----------      ---------
  Net asset value, end of period                                              $2.89          $2.11         $8.23         $13.80
                                                                         ==========      ==========    ==========      =========
Total Investment Return (2)                                                   47.30%(4)     (73.57)%      (40.20)%         4.28%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                      $49,164        $35,867       $12,339         $9,318
  Ratios of expenses to average net assets (5)                                 2.00%(3)       1.09%         1.46%          1.58%(3)
  Ratios of net investment income/(loss) to average net assets (5)             0.13%(3)       1.40%         0.04%         (0.35)%(3)
  Portfolio turnover (6)                                                      10.38%(4)       2.11%         0.00%          0.00%(4)

 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December
     31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers                 --             --            1.47%          1.59%(3)
       Ratios of net investment income/(loss) to average
         net assets before waivers                                             --             --            0.04%         (0.36)%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                See accompanying notes to financial statements.

                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

                                                                                                 Mexico (Free)
                                                                                                     WEBS
                                                                                                     Index
                                                                                                    Series
                                                                          ----------------------------------------------------------
                                                                            For the
                                                                           six months     For the       For the       For the
                                                                             ended         year          year          period
                                                                           02/28/99       ended          ended       03/12/96*-
                                                                          (Unaudited)   08/31/98        08/31/97      08/31/96
                                                                          -----------   -----------   -----------    -----------
Per Share Operating Performance
  Net asset value, beginning of period                                        $8.11         $15.11        $11.52          $9.95(1)
                                                                          ----------     ---------    ----------       ---------
  Net investment income/(loss)(+)                                              0.04           0.09          0.02           0.00**
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies                          3.07          (6.71)         4.07           1.59
                                                                          ----------     ---------    ----------       ---------
      Net increase/(decrease) in net assets resulting from operations          3.11          (6.62)         4.09           1.59
                                                                          ----------     ---------    ----------       ---------
Less Distributions
  Dividends from net investment income                                        (0.04)         (0.09)        (0.01)          --
  Dividends in excess of net investment income                                 --             --           (0.01)         (0.01)
  Distributions from net realized gains                                        --            (0.29)        (0.44)          --
  Distributions in excess of net realized gains                               (0.01)          --            --             --
  Return of capital                                                            --             --           (0.04)         (0.01)
                                                                          ----------     ---------    ----------       ---------
      Total dividends and distributions                                       (0.05)         (0.38)        (0.50)         (0.02)
                                                                          ----------     ---------    ----------       ---------
  Net asset value, end of period                                             $11.17          $8.11        $15.11         $11.52
                                                                          ==========     =========    ==========       =========
Total Investment Return (2)                                                   38.38%(4)     (44.18)%       35.21%         15.93%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                      $12,284         $7,296       $16,627         $5,759
  Ratios of expenses to average net assets (5)                                 1.39%(3)       1.34%         1.63%          1.75%(3)
  Ratios of net investment income/(loss) to average net assets (5)             0.90%(3)       0.60%         0.14%          0.01%(3)
  Portfolio turnover (6)                                                       7.67%(4)      14.05%        22.80%          0.00%(4)



 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December
     31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers                 --             --            1.63%          1.76%(3)
       Ratios of net investment income/(loss) to average
         net assets before waivers                                             --             --            0.13%          0.00%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



                                                                                                 Netherlands
                                                                                                     WEBS
                                                                                                    Index
                                                                                                    Series
                                                                          ----------------------------------------------------------
                                                                            For the
                                                                           six months     For the       For the       For the
                                                                             ended         year          year          period
                                                                           02/28/99       ended          ended       03/12/96*-
                                                                          (Unaudited)   08/31/98        08/31/97      08/31/96
                                                                          -----------   -----------   -----------    -----------
Per Share Operating Performance
  Net asset value, beginning of period                                       $23.50         $21.42        $17.36         $15.91(1)
                                                                          ----------     ----------     ---------      ---------
  Net investment income/(loss)(+)                                              0.00**         0.25          0.11           0.24
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies                          0.37           3.53          4.79           1.54
                                                                          ----------     ----------     ---------      ---------
      Net increase/(decrease) in net assets resulting from operations          0.37           3.78          4.90           1.78
                                                                          ----------     ----------     ---------      ---------
Less Distributions
  Dividends from net investment income                                         --            (0.16)        (0.10)         (0.14)
  Dividends in excess of net investment income                                (0.05)          --           (0.01)         (0.01)
  Distributions from net realized gains                                       (0.36)         (1.47)        (0.71)         (0.08)
  Distributions in excess of net realized gains                                --             --            --            (0.01)
  Return of capital                                                            --            (0.07)        (0.02)         (0.09)
                                                                          ----------     ----------     ---------      ---------
      Total dividends and distributions                                       (0.41)         (1.70)        (0.84)         (0.33)
                                                                          ----------     ----------     ---------      ---------
  Net asset value, end of period                                             $23.46         $23.50        $21.42         $17.36
                                                                          ==========     ==========     =========      =========
Total Investment Return (2)                                                    1.45%(4)      17.41%        28.04%         11.19%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                      $25,825        $22,349        $9,661         $6,962
  Ratios of expenses to average net assets (5)                                 1.13%(3)       1.12%         1.46%          1.63%(3)
  Ratios of net investment income/(loss) to average net assets (5)            (0.04)%(3       1.00%         0.54%          2.93%(3)
  Portfolio turnover (6)                                                      23.21%(4)      15.81%        12.68%          4.32%(4)



 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December
     31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers                 --             --            1.46%          1.64%(3)
       Ratios of net investment income/(loss) to average
         net assets before waivers                                             --             --            0.53%          2.92%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)



                                                                                          Singapore (Free)
                                                                                                WEBS
                                                                                                Index
                                                                                               Series
                                                                         ---------------------------------------------------------
                                                                           For the
                                                                         six months      For the          For the        For the
                                                                            ended         year             year          period
                                                                          02/28/99        ended            ended       03/12/96*-
                                                                         (Unaudited)    08/31/98         08/31/97       08/31/96
                                                                         -----------    -----------     -----------   -----------
Per Share Operating Performance
  Net asset value, beginning of period                                       $ 3.30         $ 8.66       $ 11.38        $ 12.24(1)
                                                                           --------       --------      --------       --------
  Net investment income/(loss)(+)                                              0.02           0.07          0.00**         0.04
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies                          2.55          (5.37)        (2.67)         (0.86)
                                                                           --------       --------      --------       --------
      Net increase/(decrease) in net assets resulting from operations          2.57          (5.30)        (2.67)         (0.82)
                                                                           --------       --------      --------       --------
Less Distributions
  Dividends from net investment income                                        (0.02)         (0.04)         0.00**        (0.03)
  Dividends in excess of net investment income                                (0.04)         (0.01)        (0.01)         (0.01)
  Distributions from net realized gains                                        --             --           (0.02)          --
  Distributions in excess of net realized gains                                --             --            --             --
  Return of capital                                                            --            (0.01)        (0.02)          --
                                                                           --------       --------      --------       --------
      Total dividends and distributions                                       (0.06)         (0.06)        (0.05)         (0.04)
                                                                           --------       --------      --------       --------
  Net asset value, end of period                                             $ 5.81         $ 3.30        $ 8.66        $ 11.38
                                                                           ========       ========      ========       ========
Total Investment Return (2)                                                   77.84%(4)     (61.29)%      (23.48)%        (6.73)%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                     $ 92,939        $47,248       $14,722        $ 9,107
  Ratios of expenses to average net assets (5)                                 1.00%(3)       1.08%         1.43%          1.56%(3)
  Ratios of net investment income/(loss) to average net assets (5)             0.68%(3)       1.17%         0.03%          0.69%(3)
  Portfolio turnover (6)                                                      20.24%(4)      67.17%        13.40%         26.29%(4)


 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December
     31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers                 --             --            1.43%          1.57%(3)
       Ratios of net investment income/(loss) to average
         net assets before waivers                                             --             --            0.03%          0.68%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                See accompanying notes to financial statements.


                                                                                                Spain
                                                                                                 WEBS
                                                                                                 Index
                                                                                                Series
                                                                         ---------------------------------------------------------
                                                                           For the
                                                                         six months      For the        For the         For the
                                                                            ended         year           year           period
                                                                          02/28/99        ended          ended        03/12/96*-
                                                                         (Unaudited)    08/31/98       08/31/97        08/31/96
                                                                         -----------    -----------   ----------     ------------
Per Share Operating Performance
  Net asset value, beginning of period                                      $ 23.84        $ 18.49       $ 14.09        $ 13.28(1)
                                                                           --------       --------      --------       --------
  Net investment income/(loss)(+)                                              0.03           0.16          0.19           0.14
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies                          5.20           5.94          5.33           0.98
                                                                           --------       --------      --------       --------
      Net increase/(decrease) in net assets resulting from operations          5.23           6.10          5.52           1.12
                                                                           --------       --------      --------       --------
Less Distributions
  Dividends from net investment income                                         --            (0.12)        (0.12)         (0.18)
  Dividends in excess of net investment income                                 --            (0.02)        (0.05)          --
  Distributions from net realized gains                                       (0.40)         (0.55)        (0.86)         (0.13)
  Distributions in excess of net realized gains                                --             --            --             --
  Return of capital                                                            --            (0.06)        (0.09)          --
                                                                           --------       --------      --------       --------
      Total dividends and distributions                                       (0.40)         (0.75)        (1.12)         (0.31)
                                                                           --------       --------      --------       --------
  Net asset value, end of period                                            $ 28.67        $ 23.84       $ 18.49        $ 14.09
                                                                           ========       ========      ========       ========
Total Investment Return (2)                                                   21.89%(4)      32.58%        39.15%          8.45%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                      $40,852        $25,029       $ 8,321        $ 4,227
  Ratios of expenses to average net assets (5)                                 1.10%(3)       1.11%         1.67%          1.76%(3)
  Ratios of net investment income/(loss) to average net assets (5)             0.19%(3)       0.61%         1.04%          2.04%(3)
  Portfolio turnover (6)                                                       7.49%(4)       9.10%        19.21%          4.73%(4)



 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December
     31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers                 --           --            1.67%        1.77%(3)
       Ratios of net investment income/(loss) to average
         net assets before waivers                                             --           --            1.04%        2.03%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).




                                                                                                Sweden
                                                                                                 WEBS
                                                                                                 Index
                                                                                                Series
                                                                         ---------------------------------------------------------
                                                                           For the
                                                                         six months      For the      For the        For the
                                                                            ended         year         year          period
                                                                          02/28/99        ended        ended       03/12/96*-
                                                                         (Unaudited)    08/31/98     08/31/97       08/31/96
                                                                         -----------    -----------   ----------   ------------
Per Share Operating Performance
  Net asset value, beginning of period                                      $ 18.39        $ 18.32       $ 14.67        $ 13.22(1)
                                                                           --------       --------    ----------     ----------
  Net investment income/(loss)(+)                                             (0.11)          0.10         (0.03)          0.20
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies                          1.39           0.95          4.45           1.67
                                                                           --------       --------    ----------     ----------
      Net increase/(decrease) in net assets resulting from operations          1.28           1.05          4.42           1.87
                                                                           --------       --------    ----------     ----------
Less Distributions
  Dividends from net investment income                                         --            (0.08)         --            (0.23)
  Dividends in excess of net investment income                                 --            (0.01)         --            (0.07)
  Distributions from net realized gains                                       (0.07)         (0.86)        (0.77)         (0.12)
  Distributions in excess of net realized gains                                --            (0.01)         --             --
  Return of capital                                                            --            (0.02)         --             --
                                                                           --------       --------    ----------     ----------
      Total dividends and distributions                                       (0.07)         (0.98)        (0.77)         (0.42)
                                                                           --------       --------    ----------     ----------
  Net asset value, end of period                                            $ 19.60        $ 18.39       $ 18.32        $ 14.67
                                                                           ========       ========    ==========     ==========
Total Investment Return (2)                                                    6.95%(4)       5.48%        30.10%         14.13%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                      $16,168       $ 13,791       $ 8,243        $ 4,400
  Ratios of expenses to average net assets (5)                                 1.17%(3)       1.17%         1.64%          1.75%(3)
  Ratios of net investment income/(loss) to average net assets (5)            (1.15)%(3)      0.48%        (0.19)%         3.05%(3)
  Portfolio turnover (6)                                                       5.19%(4)      10.88%        13.71%          5.87%(4)



 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December
     31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers                 --             --            1.64%          1.76%(3)
       Ratios of net investment income/(loss) to average
         net assets before waivers                                             --             --           (0.19)%         3.04%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (concluded)                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)


                                                                                             Switzerland
                                                                                                 WEBS
                                                                                                 Index
                                                                                                Series
                                                                         ---------------------------------------------------------
                                                                           For the
                                                                         six months      For the        For the         For the
                                                                            ended         year           year           period
                                                                          02/28/99        ended          ended        03/12/96*-
                                                                         (Unaudited)    08/31/98       08/31/97        08/31/96
                                                                         -----------    -----------    ----------    ------------
Per Share Operating Performance
  Net asset value, beginning of period                                      $ 15.55        $ 13.79       $ 12.29        $ 12.07(1)
                                                                           --------       --------      --------       --------
  Net investment income/(loss)(+)                                             (0.09)         (0.00)%**     (0.04)          0.08
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies                          0.63           3.01          2.11           0.24
                                                                           --------       --------      --------       --------
      Net increase/(decrease) in net assets resulting from operations          0.54           3.01          2.07           0.32
                                                                           --------       --------      --------       --------
Less Distributions
  Dividends from net investment income                                         --             --            --            (0.10)
  Dividends in excess of net investment income                                 --            (0.01)         --             --
  Distributions from net realized gains                                        --            (1.21)        (0.57)          --
  Distributions in excess of net realized gains                                --             --            --             --
  Return of capital                                                            --            (0.03)         0.00**         --
                                                                           --------       --------      --------       --------
      Total dividends and distributions                                        --            (1.25)        (0.57)         (0.10)
                                                                           --------       --------      --------       --------
  Net asset value, end of period                                            $ 16.09        $ 15.55       $ 13.79        $ 12.29
                                                                           ========       ========      ========       ========
Total Investment Return (2)                                                    3.47%(4)      21.24%        16.69%          2.60%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                      $38,225        $29,163       $13,805        $ 6,158
  Ratios of expenses to average net assets (5)                                 1.14%(3)       1.15%         1.52%          1.82%(3)
  Ratios of net investment income/(loss) to average net assets (5)            (1.12)%(3)     (0.03)%       (0.29)%         1.39%(3)
  Portfolio turnover (6)                                                      32.50%(4)      43.09%        48.05%         17.06%(4)



 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December
     31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers                 --             --            1.53%          1.83%(3)
       Ratios of net investment income/(loss) to average
         net assets before waivers                                             --             --           (0.29)%         1.38%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                See accompanying notes to financial statements.


                                                                                           United Kingdom
                                                                                                 WEBS
                                                                                                 Index
                                                                                                Series
                                                                         ---------------------------------------------------------
                                                                           For the
                                                                         six months      For the        For the          For the
                                                                            ended         year           year            period
                                                                          02/28/99        ended          ended         03/12/96*-
                                                                         (Unaudited)    08/31/98       08/31/97         08/31/96
                                                                         -----------    -----------   ----------     ------------
Per Share Operating Performance
  Net asset value, beginning of period                                      $ 18.48        $ 16.50       $ 13.15        $ 12.14(1)
                                                                           --------       --------      --------       --------
  Net investment income/(loss)(+)                                              0.07           0.37          0.38           0.21
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies                          2.18           2.12          3.62           1.06
                                                                           --------       --------      --------       --------
      Net increase/(decrease) in net assets resulting from operations          2.25           2.49          4.00           1.27
                                                                           --------       --------      --------       --------
Less Distributions
  Dividends from net investment income                                        (0.03)         (0.29)        (0.32)         (0.20)
  Dividends in excess of net investment income                                 --            (0.04)        (0.06)         (0.03)
  Distributions from net realized gains                                       (0.06)         (0.11)        (0.17)          0.00**
  Distributions in excess of net realized gains                                --             --            --             --
  Return of capital                                                            --            (0.07)        (0.10)         (0.03)
                                                                           --------       --------      --------       --------
      Total dividends and distributions                                       (0.09)         (0.51)        (0.65)         (0.26)
                                                                           --------       --------      --------       --------
  Net asset value, end of period                                            $ 20.64        $ 18.48       $ 16.50        $ 13.15
                                                                           ========       ========      ========       ========
Total Investment Return (2)                                                   12.18%(4)      14.98%        30.48%         10.41%(4)

Ratios/Supplemental Data
  Net assets, end of period (in 000's)                                      $86,696        $62,846       $29,721        $15,790
  Ratios of expenses to average net assets (5)                                 1.00%(3)       1.03%         1.38%          1.61%(3)
  Ratios of net investment income/(loss) to average net assets (5)             0.69%(3)       1.90%         2.47%          3.62%(3)
  Portfolio turnover (6)                                                       3.65%(4)       2.83%         1.84%          0.00%(4)



 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding throughout the period.
(1)  Net asset value per share on March 12, 1996 (commencement of operations).
(2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers by the American Stock Exchange through December
     31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers                  --           --            1.38%        1.62%(3)
       Ratios of net investment income/(loss) to average
         net assets before waivers                                              --           --            2.47%        3.61%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

NOTES TO FINANCIAL STATEMENTS (Unaudited)                  WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

GENERAL

     WEBS Index Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and commenced operations on March 12, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. On January 2, 1997, the name of the Fund was changed from Foreign Fund, Inc. to WEBS Index Fund, Inc.

     The shares of common stock of each WEBS Index Series are referred to as "World Equity Benchmark Shares" or "WEBS" and are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

         WEBS Index Series                                   Symbol
         -----------------                                   ------
         Australia WEBS Index Series                           EWA
         Austria WEBS Index Series                             EWO
         Belgium WEBS Index Series                             EWK
         Canada WEBS Index Series                              EWC
         France WEBS Index Series                              EWQ
         Germany WEBS Index Series                             EWG
         Hong Kong WEBS Index Series                           EWH
         Italy WEBS Index Series                               EWI
         Japan WEBS Index Series                               EWJ
         Malaysia (Free) WEBS Index Series                     EWM
         Mexico (Free) WEBS Index Series                       EWW
         Netherlands WEBS Index Series                         EWN
         Singapore (Free) WEBS Index Series                    EWS
         Spain WEBS Index Series                               EWP
         Sweden WEBS Index Series                              EWD
         Switzerland WEBS Index Series                         EWL
         United Kingdom WEBS Index Series                      EWU

     The investment objective of each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). The MSCI Indices utilized by the Fund reflect the reinvestment of net dividends (except for the MSCI Mexico
(Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends). On June 2, 1997 the Malaysia WEBS Index Series commenced using the MSCI Malaysia (Free) Index as its benchmark and changed its name to the Malaysia (Free) WEBS Index Series.

     Each WEBS Index Series of the Fund utilizes a "passive" or indexing investment approach in an effort to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.

     The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. WEBS of the Malaysia (Free) WEBS Index Series are not currently being offered. Except when aggregated in Creation Units, WEBS are not redeemable securities of a WEBS Index Series. It is expected that the non-redeemable WEBS will trade on the AMEX during the day at prices that differ to some degree from their net asset value.

     The Depository Trust Company ("DTC") acts as the securities depository for the WEBS. WEBS are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     Each of the Canada WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series is classified as a "diversified" investment company under the Act. Each of the other WEBS Index Series is classified as a "non-diversified" investment company under the Act.

SIGNIFICANT ACCOUNTING POLICIES

     WEBS Index Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

Portfolio Valuation

     Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available are carried at fair value as determined in good faith by Barclays Global Fund Advisors (the "Adviser") in accordance with procedures adopted by the Fund's Board of Directors. See also "Foreign Currency Translation" below.

Investment Transactions and Investment Income

     Investment transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

Tax Status

     No provision is made for U.S. Federal income or excise taxes as it is each WEBS Index Series' intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

     If so elected, each WEBS Index Series' realized net foreign exchange losses and realized net capital losses incurred since October 31, 1997 would be treated for tax purposes as arising on September 1, 1998. Each WEBS Index Series incurred and will elect to defer such losses as follows:

                                                            Foreign Exchange              Net Realized Capital
         WEBS Index Series                                       Losses                          Losses
         -----------------                                  ----------------              --------------------
         Australia WEBS Index Series                             $103,316                      $  197,727
         Austria WEBS Index Series                               $  5,323                      $       --
         Belgium WEBS Index Series                               $ 18,568                      $       --
         Canada WEBS Index Series                                $  3,884                      $       --
         France WEBS Index Series                                $  9,731                      $       --
         Germany WEBS Index Series                               $  9,486                      $       --
         Hong Kong WEBS Index Series                             $    180                      $3,919,056
         Italy WEBS Index Series                                 $  8,912                      $       --
         Japan WEBS Index Series                                 $132,921                      $  584,399
         Malaysia (Free) WEBS Index Series                       $102,105                      $  872,070
         Mexico (Free) WEBS Index Series                         $  7,149                      $       --
         Netherlands WEBS Index Series                           $  2,936                      $       --
         Singapore (Free) WEBS Index Series                      $ 77,834                      $9,133,649
         Spain WEBS Index Series                                 $  2,589                      $       --
         Sweden WEBS Index Series                                $  7,790                      $       --
         Switzerland WEBS Index Series                           $ 12,227                      $       --
         United Kingdom WEBS Index Series                        $    877                      $       --

     In addition, each of the following WEBS Index Series has a capital loss carryover which will expire in 2006:

         Japan WEBS Index Series                                 $174,602
         Malaysia (Free) WEBS Index Series                         13,817
         Singapore (Free) WEBS Index Series                        46,119

     If any WEBS Index Series owns shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", the WEBS Index Series may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

--------------------------------------------------------------------------------

Foreign Currency Translation

     The books and records of each WEBS Index Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

         (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

     Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) WEBS Index is that as of 3:00 p.m. New York City time). However, the Fund may use a different exchange rate from the rate used by MSCI in the event that the Adviser concludes that such rate is more appropriate. The Malaysia (Free) WEBS Index Series was valuing the Malaysian Ringgit ("MR") at
5.07 MR per U.S. dollar at February 28, 1999 while MSCI was valuing the Malaysian Ringgit at 4.47 MR per U.S. dollar on such date.

     Effective January 1, 1999, the Austria, Belgium, France, Germany, Italy, Netherlands, and Spain WEBS Index Series are converted into U.S. Dollars using the Euro exchange rate.

     The WEBS Index Series generally do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The WEBS Index Series report certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

Distribution of Income and Gains

     Each WEBS Index Series intends to distribute to shareholders, at least annually, substantially all of its net investment income, including net foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     In addition, each WEBS Index Series intends to distribute at least annually amounts representing the dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional WEBS.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each WEBS Index Series' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.

     For the year ended August 31, 1998, each Webs Index Series reclassified certain amounts from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions.

Organization Costs

     Organization costs were originally allocated to each WEBS Index Series based on the expected future net assets of each WEBS Index Series. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations.

                                                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

     If any of the shares initially issued to Funds Distributor Inc. ("the Distributor") are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

FEE ARRANGEMENTS

     The Fund has an Investment Management Agreement (the "Management Agreement") with the Adviser. The Adviser manages the investments of each of the WEBS Index Series. For its services to each WEBS Index Series, the Adviser receives fees based on the Fund's aggregate average daily net assets equal to
 .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion.

     The Fund has an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each WEBS Index Series.

     PFPC is paid aggregate fees equal to each WEBS Index Series' allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billion and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Fund between $5 billion and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus
 .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion. PFPC has a Sub-Administration Agreement with Morgan Stanley & Co. Incorporated ("MS&Co.") whereby the Administrator pays MS&Co. a fee of .05% of the average daily net assets of the Fund for its sub-administration services.

     PNC Bank, N.A., an affiliate of the Administrator, serves as each WEBS Index Series' Transfer Agent and Dividend Disbursement Agent.

     The Fund has a Licensing Agreement with MSCI for the use of the relevant MSCI Indices. Each WEBS Index Series pays a license fee equal to .03% per annum of the average daily net assets of each such WEBS Index Series.

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each WEBS Index Series. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee of up to .25% (currently .20%) of the average daily net assets of each WEBS Index Series as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fee paid to the Distributor under the Rule 12b-1 Plan is accrued daily and paid monthly with respect to each WEBS Index Series. From time to time the Distributor may waive all or a portion of the fee.

     The Chase Manhattan Bank serves as custodian as well as Securities Lending Agent to each of the Webs Index Series.

     Prior to February 17, 1999, Chase was paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.09%); Austria WEBS Index Series (.09%); Belgium WEBS Index Series (.09%); Canada WEBS Index Series (.065%); France WEBS Index Series (.09%); Germany WEBS Index Series (.09%); Hong Kong WEBS Index Series (.11%); Italy WEBS Index Series (.08%); Japan WEBS Index Series (.055%); Malaysia (Free) WEBS Index Series (.11%); Mexico (Free) WEBS Index Series (.23%); Netherlands WEBS Index Series (.09%); Singapore (Free) WEBS Index Series (.09%); Spain WEBS Index Series (.09%); Sweden WEBS Index Series (.09%); Switzerland WEBS Index Series (.09%); and United Kingdom WEBS Index Series (.065%).

     Effective February 17, 1999, the fees payable under the Custody Agreement were revised. For its custody services to each WEBS Index Series, Chase is now paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.07%); Austria WEBS Index Series (.09%); Belgium WEBS Index Series (.09%); Canada WEBS Index Series (.05%); France WEBS Index Series (.09%); Germany WEBS Index Series (.08%); Hong Kong WEBS Index Series (.10%); Italy WEBS Index Series (.08%); Japan WEBS Index Series (.055%); Malaysia (Free) WEBS Index Series (.10%); Mexico (Free) WEBS Index Series (.15%); Netherlands WEBS Index Series (.09%); Singapore (Free) WEBS Index Series (.09%); Spain WEBS Index Series (.09%); Sweden WEBS Index Series (.09%); Switzerland WEBS Index Series (.09%); and United Kingdom WEBS Index Series (.05%). Chase also receives certain fees for each transaction of the WEBS Index Series and is reimbursed for certain out-of-pocket expenses.

     The Fund pays each director who is not a director, officer or employee of the Adviser, Administrator, Distributor or any affiliate thereof, an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. The Chairman of the Board receives an annual fee of $30,000 plus $7,500 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with the Board of Directors meetings.

--------------------------------------------------------------------------------

FOREIGN CURRENCY

         At February 28, 1999, each WEBS Index Series' cash balance included the following amount of foreign currency:

                                                                     Value                     Cost
                                                                  ----------                ----------
         Australia WEBS Index Series                              $  333,934                $  340,277
         Austria WEBS Index Series                                $  377,298                $  378,969
         Belgium WEBS Index Series                                $      505                $      538
         Canada WEBS Index Series                                 $   35,492                $   35,720
         France WEBS Index Series                                 $  102,150                $  107,791
         Germany WEBS Index Series                                $  120,857                $  122,155
         Hong Kong WEBS Index Series                              $4,618,601                $4,618,601
         Italy WEBS Index Series                                  $   12,739                $   12,711
         Japan WEBS Index Series                                  $  850,933                $  840,138
         Malaysia (Free) WEBS Index Series                        $  151,462                $  151,462
         Mexico (Free) WEBS Index Series                          $   30,731                $   30,569
         Netherlands WEBS Index Series                            $   32,520                $   32,680
         Singapore (Free) WEBS Index Series                       $  167,008                $  166,650
         Spain WEBS Index Series                                  $  169,802                $  169,857
         Sweden WEBS Index Series                                 $   62,022                $   63,474
         Switzerland WEBS Index Series                            $  200,910                $  200,910
         United Kingdom WEBS Index Series                         $  130,736                $  133,208

STOCK LOAN

     Each WEBS Index Series may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each WEBS Index Series in connection with these loans generates income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of the WEBS Index Series. Each WEBS Index Series receives collateral equal to at least 100% of the current market value of the loaned securities. The WEBS Index Series receive cash collateral and may invest such collateral in short-term investments, and bear the risk of loss of the invested collateral. In addition, a WEBS Index Series is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For its services as the securities lending agent, the Fund pays Chase, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned.

     The market values of securities on loan to broker/dealers at February 28, 1999, and the collateral received with respect to such loans were as follows:

                                                                                                  Cash
                                                             Market Value of                   Collateral
         WEBS Index Series                                  Loaned Securities                   Received
         -----------------                                  -----------------                  -----------
         Australia WEBS Index Series                           $ 2,517,856                     $ 2,657,735
         Austria WEBS Index Series                             $    15,219                     $    15,738
         Belgium WEBS Index Series                             $   993,373                     $ 1,057,056
         Canada WEBS Index Series                              $ 1,233,126                     $ 1,249,755
         France WEBS Index Series                              $ 1,413,242                     $ 1,503,150
         Germany WEBS Index Series                             $ 8,183,697                     $ 8,587,468
         Hong Kong WEBS Index Series                           $ 3,029,063                     $ 3,396,090
         Italy WEBS Index Series                               $30,468,058                     $32,506,100
         Japan WEBS Index Series                               $55,897,511                     $59,278,434
         Malaysia (Free) WEBS Index Series                     $        --                     $        --
         Mexico (Free) WEBS Index Series                       $   910,427                     $   972,127
         Netherlands WEBS Index Series                         $ 7,633,425                     $ 8,067,900
         Singapore (Free) WEBS Index Series                    $22,563,972                     $24,247,136
         Spain WEBS Index Series                               $ 5,286,189                     $ 5,587,068
         Sweden WEBS Index Series                              $   771,613                     $ 1,006,020
         Switzerland WEBS Index Series                         $   829,124                     $   878,105
         United Kingdom WEBS Index Series                      $        --                     $        --

WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
CAPITAL SHARES

     The Fund currently is authorized to issue 6 billion shares of common stock, with the following number of shares allocated to each WEBS Index Series:
Australia WEBS Index Series (127.8 million shares); Austria WEBS Index Series (19.8 million shares); Belgium WEBS Index Series (136.2 million shares); Canada WEBS Index Series (340.2 million shares); France WEBS Index Series (340.2 million shares); Germany WEBS Index Series (382.2 million shares); Hong Kong WEBS Index Series (191.4 million shares); Italy WEBS Index Series (63.6 million shares); Japan WEBS Index Series (2,124.6 million shares); Malaysia (Free) WEBS Index Series (127.8 million shares); Mexico (Free) WEBS Index Series (255 million shares); Netherlands WEBS Index Series (255 million shares); Singapore
(Free) WEBS Index Series (191.4 million shares); Spain WEBS Index Series (127.8 million shares); Sweden WEBS Index Series (63.6 million shares); Switzerland WEBS Index Series (318.625 million shares); and United Kingdom WEBS Index Series (943.2 million shares). The shares will not be issued or redeemed individually, but only in specified aggregations of shares.

     The consideration for purchase of a Creation Unit of a WEBS Index Series is the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component"). Non-Basket Securities may be held by a WEBS Index Series as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

     Shares of each WEBS Index Series are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash and a purchase transaction fee. Shares of each WEBS Index Series may also be issued in the specified aggregations for cash at the sole discretion of the Fund. Shares of the Malaysia (Free) WEBS Index Series are not currently being offered. Redemptions of the shares of each WEBS Index Series in the specified aggregations are made in portfolio securities, plus or minus a specified amount of cash, and minus a specified redemption transaction fee except that redemptions of Creation Units of the Malaysia (Free) WEBS Index Series are paid only in Malaysian Ringgits to shareholders that have established an appropriate account with a duly licensed Malaysian financial institution and acknowledged certain risks and restrictions, and except for residents of Australia and New Zealand whom are paid redemption proceeds in cash only. Shares of each WEBS Index Series may also be redeemed in the specified aggregations for cash by other persons at the sole discretion of the Fund.

LOAN AGREEMENT

     The Fund has entered into a Line of Credit Agreement ("Agreement") with PNC Bank, N.A., an affiliate of the Administrator. Under the terms of the Agreement, any of the WEBS Index Series may request an advance of the full amount of the $20,000,000 line of credit; provided, however, that:

         (i) Total outstanding advances to all WEBS Index Series under the line of credit may not exceed $20,000,000 and

         (ii) The aggregate amount outstanding under the line of credit to any one WEBS Index Series may not exceed the lowest of (a) $20,000,000 (b) one-quarter of that WEBS Index Series' net assets, (c) any lower leverage limit set forth in the Fund's prospectus or (d) the maximum amount permitted to be borrowed by such WEBS Index Series under the Act. Each WEBS Index Series shall be severally, and not jointly, liable for its particular advances under the line. Advances made under the line of credit are due and payable on demand and bear interest at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. There were no loans outstanding at February 28,1999.

     The maximum amount of advances outstanding during the six months ended February 28, 1999 was as follows:

         WEBS Index Series                                       Advances
         -----------------                                      ----------
         Austria WEBS Index Series                              $  290,000
         Belgium WEBS Index Series                              $4,020,000
         Canada WEBS Index Series                               $  395,000
         France WEBS Index Series                               $  315,000
         Germany WEBS Index Series                              $  680,000
         Hong Kong WEBS Index Series                            $1,500,000
         Italy WEBS Index Series                                $4,575,000
         Mexico (Free) WEBS Index Series                        $  305,000
         Netherlands WEBS Index Series                          $1,330,000
         Spain WEBS Index Series                                $  655,000
         Sweden WEBS Index Series                               $  565,000
         Switzerland WEBS Index Series                          $1,070,000
         United Kingdom WEBS Index Series                       $  770,000

     Average borrowings under the line of credit did not exceed 10% of net assets of any WEBS Index Series during the six months ended February 28, 1999.

PORTFOLIO ACTIVITY

     The WEBS Index Series' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the six months ended February 28, 1999:

                                                             Purchases of                      Sales of
         WEBS Index Series                                    Securities                      Securities
         -----------------                                   ------------                     -----------
         Australia WEBS Index Series                          $ 6,222,052                     $ 6,004,875
         Austria WEBS Index Series                            $ 3,010,972                     $ 3,565,991
         Belgium WEBS Index Series                            $ 4,191,306                     $ 8,351,736
         Canada WEBS Index Series                             $   571,613                     $   910,696
         France WEBS Index Series                             $        --                     $   574,201
         Germany WEBS Index Series                            $ 1,372,094                     $ 2,406,253
         Hong Kong WEBS Index Series                          $22,697,918                     $24,060,125
         Italy WEBS Index Series                              $ 4,972,128                     $11,207,642
         Japan WEBS Index Series                              $        --                     $        --
         Malaysia (Free) WEBS Index Series                    $ 4,412,501                     $10,100,364
         Mexico (Free) WEBS Index Series                      $   776,833                     $ 1,024,794
         Netherlands WEBS Index Series                        $ 5,396,330                     $ 7,014,115
         Singapore (Free) WEBS Index Series                   $15,750,883                     $15,538,205
         Spain WEBS Index Series                              $ 2,320,007                     $ 3,505,646
         Sweden WEBS Index Series                             $   750,244                     $ 1,486,598
         Switzerland WEBS Index Series                        $10,806,565                     $12,129,140
         United Kingdom WEBS Index Series                     $ 2,663,517                     $ 3,204,658

FOREIGN INCOME TAXES

     For the six months ended February 28, 1999, each WEBS Index Series' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                                                 Foreign
                                                               Witholding
         WEBS Index Series                                         Tax
         -----------------                                     ----------
         Australia WEBS Index Series                            $ 18,021
         Austria WEBS Index Series                              $    817
         Belgium WEBS Index Series                              $  6,379
         Canada WEBS Index Series                               $ 19,287
         France WEBS Index Series                               $  2,635
         Germany WEBS Index Series                              $ 13,698
         Hong Kong WEBS Index Series                            $     --
         Italy WEBS Index Series                                $    460
         Japan WEBS Index Series                                $132,929
         Malaysia (Free) WEBS Index Series                      $     --
         Mexico (Free) WEBS Index Series                        $     39
         Netherlands WEBS Index Series                          $ 19,220
         Singapore (Free) WEBS Index Series                     $     --
         Spain WEBS Index Series                                $ 33,020
         Sweden WEBS Index Series                               $     --
         Switzerland WEBS Index Series                          $     --
         United Kingdom WEBS Index Series                       $ 90,931

WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------
MARKET AND PORTFOLIO RISKS

     An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

     Prior to October 16, 1998 each WEBS Index Series had a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, a WEBS Index Series would maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index had a concentration of more than 25% (except where the concentration of the index was the result of a single stock). A special meeting of the shareholders of WEBS Index Fund, Inc. was held on October 16, 1998. At the meeting the shareholders voted to approve a change in each of the WEBS Index Series' concentration policy as follows:

     With respect to the two most heavily weighted industries or groups of industries in the benchmark index of the WEBS Index Series, the WEBS Index Series will invest in portfolio securities (consistent with its investment objective and other investment policies) such that the weighting of each such industry or group of industries in the WEBS Index Series does not diverge by more than 10 percentage points from the respective weightings of such industry or group of industries in the benchmark index. An exception to the general policy stated in the previous sentence is that if investment in the stock of a single issuer would account for more than 25% of the WEBS Index Series, the WEBS Index Series will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in the benchmark index.

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series may adversely affect the performance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies.

MALAYSIAN CAPITAL CONTROLS

     Bank Negara Malaysia, the central bank of Malaysia, announced measures on September 1, 1998 that significantly restricted the rights of non-residents (such as the Fund) with respect to transactions in Malaysian securities. The "Measures to Regain Monetary Independence" were intended to insulate Malaysia from the problems confronting the international financial markets and the current escalation of regional contagion effects. The measures affected a number of areas in addition to trading in securities, including dealings in foreign currency, general payments, exports of goods, credit facilities and investments abroad.

     Certain restrictions imposed by the capital controls at September 1, 1998 were as follows:

     o Ringgit-denominated securities had to be deposited with authorized depositories and any transactions in ringgit-denominated securities held by non-residents had to be transacted through an authorized depository for good delivery;

     o All payments by non-residents for any security registered in Malaysia had to be made (a) in a foreign currency or (b) in ringgit from an "external account";

     o All proceeds in ringgit received by a non-resident from the sale of any security registered in Malaysia had to be retained in an external account, unless the security was held for more than one year (in which case proceeds from the sale of the security either could be immediately converted to a foreign currency or credited to the external account); and

     o The use of funds in an external account was limited to the purchase of ringgit assets in Malaysia.

     On September 3, 1998 the Malaysia (Free) WEBS Index Series ("Malaysia Series") announced that it was unable to exchange Creation Units of WEBS principally on an in-kind basis. In such circumstances, the Fund temporarily suspended new creations of Creation Units of WEBS of the Malaysia Series.

--------------------------------------------------------------------------------

     Effective February 4, 1999, the Malaysian Central Bank announced a system of graduated exit levies and profit taxes that replaced the prior repatriation restrictions. In general, capital invested in Malaysia prior to February 15, 1999 may be repatriated subject to a graduated levy based on the duration of the investment:

            -- Capital repatriated by March 31, 1999 - 30% Levy

            -- Capital repatriated by May 30, 1999 - 20% Levy

            -- Capital repatriated by August 31, 1999 - 10% Levy

            -- Capital repatriated by subsequent to August 31, 1999 - 0% Levy

     Profits on capital invested prior to February 15, 1999 may be repatriated without the payment of any levy, but are subject to a 10% levy if they are repatriated on or after September 1, 1999. Capital invested in Malaysia on or subsequent to February 15, 1999 will not be subject to levies upon repatriation on capital. However capital invested in Malaysia after February 15, 1999 will be subject to a 30% levy on profit repatriated within twelve months from the date it was earned. Profit repatriated after twelve months will be subject to a 10% levy.

     Effective February 17, 1999, the Malaysia Series announced that it is able to honor requests for the redemption of Creation Units through the delivery of Malaysian Ringgits only. The Malaysia Series is now permitted to transfer Malaysian ringgits representing redemption proceeds from its account to a redeeming investor's account maintained at a duly licensed Malaysian financial institution. The Malaysia Series will not make redemption payments in U.S. dollars because of the restrictions on repatriation of ringgits. Investors that redeem Creation Units of the Malaysia Series at different times may be subject to significantly different economic consequences, depending on how the Malaysian exit levies and profit taxes are applied, including the extent to which, if any, the Malaysian authorities trace the sources of ringgits paid to redeeming investors by the Malaysia Series. The redeeming holder of creation units of the Malaysia Series must open a ringgit denominated account in Malaysia in its own name to accept ringgit proceeds. The Fund also announced that, for the time being, it is continuing the suspension of sales of Creation Units of the Malaysia Series. The continued suspension of creations, and the limitations under Malaysian law on effecting in-kind redemptions and on repatriating redemption proceeds in ringgits, are likely to cause the Malaysia Series to continue to trade at larger discounts or premiums to net asset value than they did prior to September 1, 1998, and such discounts or premiums may be material.

     On October 20, 1998 the Fund's Board of Directors declared a dividend of $.1763 per share of the Malaysia Series payable on November 13, 1998 to shareholders of record on November 10, 1998. The dividend was a return of capital, assuming all other current year and accumulated earnings and profits will be distributed for Federal income tax purposes. The dividend was paid from cash that the Malaysia Series obtained when settling outstanding loans of its portfolio securities following the imposition of the Malaysian capital controls.

     The "official" exchange rate of 3.8 ringgits per U.S. dollar was fixed by Malaysian regulatory authorities on September 2, 1998 in connection with the capital controls imposed by the Malaysian government. The Malaysia Series converted ringgits to U.S. dollars in computing its net asset value as follows:
September 2 through September 4, 1998, 3.8; September 8 to October 1, 1998, 4.0; October 1 to October 7 at 4.47; and October 7, to March 31, 1999 at 5.07%. Effective April 1, 1999, the Index Series uses a foreign exchange rate of 3.8 ringgits per U.S. dollar in computing its net asset value per share. Such rate currently differs from the rate being used by MSCI to compile the MSCI Malaysia
(Free) Index, the benchmark for the Malaysia Series. These rates were determined in good faith in accordance with the Fund's policies for the valuation of foreign currency. The Malaysia Series may use different exchange rates for computing its net asset value in the future.

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